UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4906

Dreyfus Premier State Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Connecticut Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 1.84% for Class A shares, 1.31% for Class B shares and 1.15% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Connecticut Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.33%.3

After rallying during the opening months of the reporting period, the municipal bond market later became more volatile as investors reacted to potential inflationary pressures in a recovering economy.The fund’s returns were roughly in line with the Lipper category average, primarily because of its relatively short average duration during times of heightened market volatility. However, the fund’s returns were lower than its benchmark, which contains bonds from many states, not just Connecticut, and does not reflect fund fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Connecticut state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environments. We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, tax-exempt bonds had rallied in anticipation of lower interest rates from the Federal Reserve Board (the “Fed”). Indeed, in late June 2003, the Fed reduced the federal funds rate to 1%, a 45-year low. Shortly thereafter, however, the economy began to recover more robustly, raising concerns that the Fed’s next move might be toward higher rates. Consequently, in the summer of 2003, municipal bonds suffered one of the most severe six-week declines in their history.

Although the bond market recovered gradually in the fall of 2003 and winter of 2003-04, it continued to be affected by heightened day-today volatility. Volatility became particularly severe in late March and April 2004, when a stronger job market suggested that long-dormant inflationary pressures might resurface.

Despite the economic recovery and higher tax revenues for many states and municipalities, Connecticut has continued to face fiscal challenges, and the state took steps to balance its 2004 budget by cutting spending and raising taxes on the sale of alcohol, tobacco products and gasoline. Nonetheless, the state’s budget shortfall was more modest than that of many other states, and there was little need for the state to

4

increase issuance in the tax-exempt bond market. As a result, the supply of Connecticut municipal bonds remained relatively tight. However, a rising supply of municipal securities on the national level kept upward pressure on tax-exempt yields, and at times during the reporting period, tax-exempt yields equaled those of comparable taxable securities.

In seeking to manage heightened market volatility, we gradually reduced the fund’s average duration toward a range that we believe was modestly shorter than its benchmark. When making new purchases, we focused primarily on highly-rated or insured securities4 generally with maturities in the 10- to 15-year range, including bonds backed by the property taxes collected by localities. As a result, the fund’s average credit rating rose during the reporting period from the “AA” range to “AA+.”

What is the fund’s current strategy?

We have continued to position the fund conservatively by attempting to maintain a short average duration, relative to its benchmark, and emphasizing higher-quality securities.Although we do not expect the Fed to raise interest rates imminently, we believe that this positioning is appropriate in a recovering economy characterized by the likelihood that interest rates eventually will rise.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.
4	Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Connecticut Series on 4/30/94 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Connecticut municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.71)%	3.40%	5.21%
without sales charge		1.84%	4.36%	5.70%
Class B shares
with applicable redemption charge †		(2.60)%	3.47%	5.36%
without redemption		1.31%	3.80%	5.36%
Class C shares
with applicable redemption charge††	8/15/95	0.17%	3.56%	—	4.82%
without redemption	8/15/95	1.15%	3.56%	—	4.82%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—99.4%	Amount ($)		Value ($)

Connecticut—71.0%
Ansonia, GO 5%, 10/15/2015 (Insured; FGIC)	1,610,000		1,765,332
Connecticut:
5.50%, 12/15/2011 (Insured; FSA)	6,940,000		7,822,005
5.25%, 3/1/2012 (Prerefunded 3/1/2007)	3,000,000	[a]	3,278,520
5%, 3/15/2012 (Prerefunded 3/15/2008)	70,000	[a]	76,756
8.442%, 3/15/2012	5,000,000	[b,c]	5,965,150
5.125%, 3/15/2013 (Prerefunded 3/15/2008)	25,000	[a]	27,547
5.25%, 3/1/2016 (Prerefunded 3/1/2007)	2,700,000	[a]	2,949,102
5.25%, 8/15/2017 (Insured; FGIC)	4,000,000		4,328,120
5%, 8/15/2021 (Insured; FGIC)	1,000,000		1,036,410
5%, 10/15/2021 (Insured; FSA)	3,500,000		3,604,545
5.25%, 10/15/2021 (Insured; MBIA)	4,700,000		5,008,179
5%, 8/15/2022 (Insured; FGIC)	1,000,000		1,029,520
5.25%, 10/15/2022 (Insured; MBIA)	2,000,000		2,120,000
Airport Revenue (Bradley International Airport):
5.25%, 10/1/2013 (Insured; FGIC)	30,000		31,623
9.202%, 10/1/2013	2,750,000	[b,c]	3,047,523
5.25%, 10/1/2016 (Insured; FGIC)	20,000		20,834
9.202%, 10/1/2016	2,225,000	[b,c]	2,410,521
(Clean Water Fund) Revenue:
5.25%, 7/15/2012	15,000		16,207
9.182%, 7/15/2012	4,850,000	[b,c]	5,630,608
5.125%, 9/1/2014 (Prerefunded 9/1/2009)	3,050,000	[a]	3,391,844
Special Tax Obligation Revenue
(Transportation Infrastructure):
5.50%, Series A, 11/1/2007 (Insured; FSA)	4,580,000		5,054,442
5.50%, Series B, 11/1/2007 (Insured; FSA)	5,000,000		5,517,950
7.125%, 6/1/2010	3,400,000		4,060,552
5.375%, 10/1/2011 (Insured; FSA)	5,870,000		6,561,192
5.375%, 7/1/2020 (Insured; FSA)	2,000,000		2,147,380
Connecticut Development Authority, Revenue:
First Mortgage Gross, Health Care Project:
(Church Homes Inc.) 5.80%, 4/1/2021	3,000,000		2,832,570
(Elim Park Baptist Home):
5.375%, 12/1/2018	2,300,000		2,318,630
5.75%, 12/1/2023	1,000,000		1,018,010
PCR (Connecticut Light and Power):
5.85%, 9/1/2028	3,200,000		3,382,816
5.95%, 9/1/2028	1,945,000		2,036,784
Water Facilities (Bridgeport Hydraulic)
6.15%, 4/1/2035 (Insured; AMBAC)	2,750,000		3,012,295

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Health and Educational Facilities
Authority, Revenue:
(Childrens Medical Center)
5%, 7/1/2021 (Insured; MBIA)	3,000,000	[d]	3,075,570
(Connecticut State University System Issue)
5%, 11/1/2013 (Insured; FSA)	8,735,000		9,468,041
5%, 11/1/2016 (Insured; FGIC)	3,000,000		3,167,910
(Danbury Hospital)
5.75%, 7/1/2029 (Insured; AMBAC)	3,000,000		3,176,070
(Greenwich Academy)
5.75%, 3/1/2026 (Insured; FSA)	3,130,000		3,309,599
(Hartford University) 5.625%, 7/1/2026	4,200,000		4,406,346
(Hospital for Special Care)
5.375%, 7/1/2017 (Insured; ACA)	3,680,000		3,759,561
(Loomis Chaffee School Project):
5.25%, 7/1/2021	900,000		937,845
5.50%, 7/1/2023	2,150,000		2,279,645
5.25%, 7/1/2031	3,000,000		3,064,710
(New Britian General Hospital)
6.125%, 7/1/2014 (Insured; AMBAC)	1,000,000		1,027,200
(Sacred Heart University):
6.50%, 7/1/2016 (Prerefunded 7/1/2006)	1,465,000	[a]	1,633,797
6.125%, 7/1/2017 (Prerefunded 7/1/2007)	1,000,000	[a]	1,132,690
6.625%, 7/1/2026 (Prerefunded 7/1/2006)	2,720,000	[a]	3,040,579
(Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)	2,500,000		2,699,650
(University of New Haven):
6.625%, 7/1/2016	2,050,000		2,142,762
6.70%, 7/1/2026	8,605,000		8,834,495
(William W. Backus Hospital)
5.75%, 7/1/2027 (Insured; AMBAC)	2,500,000		2,646,950
(Windham Community Memorial Hospital)
6%, 7/1/2020	1,000,000		1,037,110
(Yale, New Haven Hospital)
5.70%, 7/1/2025 (Insured; MBIA)	8,070,000		8,512,317
(Yale University) 5.125%, 7/1/2027	5,400,000		5,447,142
Connecticut Housing Finance Authority:
5.75%, 11/15/2021	4,000,000		4,163,160
(Housing Mortgage Finance Program):
5.05%, 11/15/2021	4,950,000		5,028,160
6%, 11/15/2027	4,000,000		4,129,480
5.45%, 11/15/2029	5,805,000		5,920,229

The Fund

9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Eastern Connecticut Resource Recovery Authority
(Wheelabrator Lisbon Project):
5.50%, 1/1/2014	8,050,000		8,223,880
5.50%, 1/1/2020	7,000,000		7,000,770
Greenwich Housing Authority, MFHR
(Greenwich Close):
6.25%, 9/1/2017	2,840,000		2,839,688
6.35%, 9/1/2027	2,000,000		1,940,660
Hartford Parking System, Revenue
6.50%, 7/1/2025	1,500,000		1,543,875
Sprague, EIR
(International Paper Co. Project)
5.70%, 10/1/2021	1,350,000		1,371,911
Stamford 6.60%, 1/15/2010	2,750,000		3,231,305
University of Connecticut:
5.25%, 2/15/2013	3,450,000		3,803,349
5.75%, 3/1/2015 (Insured; FGIC)
(Prerefunded 3/15/2010)	1,770,000	[a]	2,022,048
5.75%, 3/1/2016 (Insured; FGIC)
(Prerefunded 3/15/2010)	2,500,000	[a]	2,856,000
5%, 1/15/2018 (Insured; MBIA)	2,370,000		2,501,345
5%, 1/15/2019 (Insured; MBIA)	2,140,000		2,244,732
5.125%, 2/15/2020 (Insured; MBIA)	1,000,000		1,051,430
5.125%, 2/15/2021 (Insured; MBIA)	1,100,000		1,151,667
Special Obligation Student Fee Revenue:
6%, 11/15/2016 (Insured; FGIC)
(Prerefunded 11/15/2010)	2,425,000	[a]	2,820,736
6%, 11/15/2017 (Insured; FGIC)
(Prerefunded 11/15/2010)	2,000,000	[a]	2,326,380
5.25%, 11/15/2021 (Insured; FGIC)	1,755,000		1,873,708
5.75%, 11/15/2029 (Insured; FGIC)
(Prerefunded 11/15/2010)	2,500,000	[a]	2,871,525
U. S. Related—28.4%
Children’s Trust of Puerto Rico, Tobacco
Settlement Revenue, Asset Backed Bonds
6%, 7/1/2026 (Prerefunded 7/1/2010)	5,000,000	[a]	5,791,550
Commonwealth of Puerto Rico:
5.50%, 7/1/2012 (Insured; MBIA)	50,000		56,293
9.711%, 7/1/2012	2,000,000	[b,c]	2,503,420
9.711%, 7/1/2013	3,950,000	[b,c]	4,955,078
5.65%, 7/1/2015 (Insured; MBIA)	6,690,000		7,588,935

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

U. S. Related (continued)
Commonwealth of Puerto Rico (continued):
(Public Improvement):
5.50%, 7/1/2013 (Insured; MBIA)	100,000		112,723
5.25%, 7/1/2014 (Insured; MBIA)	3,925,000		4,343,523
5.25%, 7/1/2015 (Insured; MBIA)	1,000,000		1,108,330
6%, 7/1/2015 (Insured; MBIA)	2,000,000		2,348,480
5.25%, 7/1/2027 (Insured; FSA)	4,500,000		4,664,925
Puerto Rico Aqueduct and Sewer Authority,
Revenue 6.25%, 7/1/2013 (Insured; MBIA)	9,000,000		10,647,270
Puerto Rico Electric Power Authority,
Power Revenue:
5.125%, 7/1/2026 (Insured; FSA)	4,000,000		4,115,600
5.25%, 7/1/2029 (Insured; FSA)	8,000,000		8,201,040
Puerto Rico Highway and Transportation Authority:
Highway Revenue:
5.50%, 7/1/2013 (Insured; MBIA)	10,000		11,272
9.692%, 7/1/2013 (Insured; MBIA)	2,290,000	[b,c]	2,872,691
5.50%, 7/1/2026 (Insured; FSA)
(Prerefunded 7/1/2006)	2,375,000	[a]	2,591,339
5.50%, 7/1/2036	8,500,000		8,879,355
Transportation Revenue 5.75%, 7/1/2041	3,000,000		3,171,000
Puerto Rico Industrial Tourist, Educational,
Medical and Environmental Control Facilities
Financing Authority, Revenue (Teachers
Retirement System) 5.50%, 7/1/2021	800,000		857,232
Puerto Rico Ports Authority, Special Facilities
Revenue (American Airlines)
6.25%, 6/1/2026	3,105,000		2,202,532
Puerto Rico Public Finance Corp.
(Commonwealth Appropriation)
6%, 8/1/2026 (Insured; AGC)	7,450,000		8,658,018
University of Puerto Rico, University Revenue
5.50%, 6/1/2015 (Insured; MBIA)	5,000,000		5,262,550
Virgin Islands Public Finance Authority, Revenue,
Gross Receipts Taxes Loan Note
6.375%, 10/1/2019	2,000,000		2,227,340
Virgin Islands Water and Power Authority,
Electric System 5.30%, 7/1/2021	1,750,000		1,709,575
Total Long-Term Municipal Investments
(cost $315,127,309)			332,099,065

The Fund

11

STATEMENT OF INVESTMENTS (continued)

			Principal
Short-Term Municipal Investment—.3%			Amount ($)		Value ($)

Connecticut;
Connecticut Health and Educational Facilities
Authority, Revenue, VRDN
(Quinnipac University) 1.09% (Insured; AGIC)
(cost $	1,000,000)		1,000,000	[e]	1,000,000

Total Investments (cost $		316,127,309)	99.7%		333,099,065
Cash and Receivables (Net)			.3%		986,684
Net Assets			100.0%		334,085,749

12

Summary of Abbreviations

ACA	American Capital Access	FSA	Financial Security Assurance
AGC	ACE Guaranty Corporation	GO	General Obligation
AGIC	Asset Guaranty InsuranceCompany	MBIA	Municipal Bond Investors
AMBAC	American Municipal Bond		Assurance Insurance Corporation
	Assurance Corporation	MFHR	Multi-Family Housing Revenue
EIR	Environment Improvement	PCR	Pollution Control Revenue
	Revenue	VRDN	Variable Rate Demand Notes
FGIC	Financial Guaranty Insurance
Company
Summary of Combined Ratings (Unaudited)

Fitch’s	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	68.6
AA		Aa		AA	5.1
A		A		A	8.6
BBB		Baa		BBB	13.5
CCC		Caa		CCC	.7
F1		MIG1/P1		SP1/A1	.3
Not Rated [f]		Not Rated [f]		Not Rated [f]	3.2
					100.0
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to $27,384,991 or 8.2% of net assets.

c	Inverse floater security—the interest rate is subject to change periodically.
d	Purchased on a delayed delivery basis.
e	Securities payable on demand.Variable interest rate-subject to periodic change.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		316,127,309	333,099,065
Interest receivable			5,363,032
Receivable for shares of Beneficial Interest subscribed			120,281
Prepaid expenses			18,740
			338,601,118

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			247,522
Cash overdraft due to Custodian			308,393
Payable for investment securities purchased			3,069,270
Payable for shares of Beneficial Interest redeemed			849,835
Accrued expenses			40,349
			4,515,369

Net Assets ( $)			334,085,749

Composition of Net Assets ($):
Paid-in capital			320,919,003
Accumulated net realized gain (loss) on investments			(3,805,010)
Accumulated net unrealized appreciation
(depreciation) on investments			16,971,756

Net Assets ( $)			334,085,749

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	281,558,657	40,805,874	11,721,218
Shares Outstanding	23,663,892	3,432,585	986,857

Net Asset Value Per Share ($)	11.90	11.89	11.88

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	18,153,640
Expenses:
Management fee—Note 3(a)	1,946,542
Shareholder servicing costs—Note 3(c)	1,088,283
Distribution fees—Note 3(b)	316,475
Custodian fees	41,728
Professional fees	29,114
Registration fees	22,087
Prospectus and shareholders’ reports	14,258
Trustees’ fees and expenses—Note 3(d)	8,799
Loan commitment fees—Note 2	3,489
Miscellaneous	29,208
Total Expenses	3,499,983
Investment Income-Net	14,653,657

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	101,973
Net unrealized appreciation (depreciation) on investments	(8,390,976)
Net Realized and Unrealized Gain (Loss) on Investments	(8,289,003)
Net Increase in Net Assets Resulting from Operations	6,364,654

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	14,653,657	16,033,502
Net realized gain (loss) on investments	101,973	(1,239,190)
Net unrealized appreciation
(depreciation) on investments	(8,390,976)	11,037,522
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,364,654	25,831,834

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(12,539,739)	(13,758,085)
Class B shares	(1,669,346)	(1,806,752)
Class C shares	(422,679)	(415,704)
Total Dividends	(14,631,764)	(15,980,541)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	18,398,796	73,335,470
Class B shares	3,835,618	10,224,298
Class C shares	3,133,580	3,306,192
Dividends reinvested:
Class A shares	7,159,366	7,479,975
Class B shares	982,244	1,077,658
Class C shares	279,674	291,962
Cost of shares redeemed:
Class A shares	(42,133,150)	(85,127,027)
Class B shares	(9,476,498)	(9,119,427)
Class C shares	(3,578,865)	(1,366,607)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(21,399,235)	102,494
Total Increase (Decrease) in Net Assets	(29,666,345)	9,953,787

Net Assets ($):
Beginning of Period	363,752,094	353,798,307
End of Period	334,085,749	363,752,094

See notes to financial statements.

16

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	1,511,945	6,084,493
Shares issued for dividends reinvested	588,340	618,979
Shares redeemed	(3,470,845)	(7,058,681)
Net Increase (Decrease) in Shares Outstanding	(1,370,560)	(355,209)

Class Ba
Shares sold	313,778	847,747
Shares issued for dividends reinvested	80,795	89,253
Shares redeemed	(777,793)	(756,891)
Net Increase (Decrease) in Shares Outstanding	(383,220)	180,109

Class C
Shares sold	254,844	275,018
Shares issued for dividends reinvested	23,031	24,197
Shares redeemed	(295,271)	(113,182)
Net Increase (Decrease) in Shares Outstanding	(17,396)	186,033
a During the period ended April 30, 2004, 373,758 Class B shares representing $4,549,900, were automatically converted to 373,429 Class A shares and during the period ended April 30, 2003, 274,588 Class B shares representing $3,309,953 were automatically converted to 274,343 Class A shares.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.19	11.86	11.72	11.21	12.26
Investment Operations:
Investment income—net	.52[b]	.55[b]	.57[b]	.57	.58
Net realized and unrealized
gain (loss) on investments	(.29)	.32	.14	.51	(.96)
Total from Investment Operations	.23	.87	.71	1.08	(.38)
Distributions:
Dividends from investment income—net	(.52)	(.54)	(.57)	(.57)	(.58)
Dividends from net realized
gain on investments	—	—	—	—	(.09)
Total Distributions	(.52)	(.54)	(.57)	(.57)	(.67)
Net asset value, end of period	11.90	12.19	11.86	11.72	11.21

Total Return (%)[c]	1.84	7.51	6.16	9.86	(3.06)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.90	.91	.90	.89	.90
Ratio of net investment income
to average net assets	4.23	4.53	4.81	4.97	5.08
Portfolio Turnover Rate	34.08	38.11	15.96	21.71	35.12

Net Assets, end of period ($ x 1,000)	281,559	305,076	301,044	289,723	274,962

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.80% to 4.81%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.18	11.85	11.71	11.20	12.26
Investment Operations:
Investment income—net	.45[b]	.48[b]	.51[b]	.51	.52
Net realized and unrealized
gain (loss) on investments	(.29)	.33	.14	.51	(.97)
Total from Investment Operations	.16	.81	.65	1.02	(.45)
Distributions:
Dividends from investment income—net	(.45)	(.48)	(.51)	(.51)	(.52)
Dividends from net realized
gain on investments	—	—	—	—	(.09)
Total Distributions	(.45)	(.48)	(.51)	(.51)	(.61)
Net asset value, end of period	11.89	12.18	11.85	11.71	11.20

Total Return (%)[c]	1.31	6.96	5.61	9.31	(3.66)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.41	1.42	1.42	1.41	1.42
Ratio of net investment income
to average net assets	3.71	4.01	4.28	4.45	4.55
Portfolio Turnover Rate	34.08	38.11	15.96	21.71	35.12

Net Assets, end of period ($ x 1,000)	40,806	46,460	43,070	38,794	42,283

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.27% to 4.28%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.16	11.84	11.70	11.19	12.25
Investment Operations:
Investment income—net	.42[b]	.45[b]	.48[b]	.49	.50
Net realized and unrealized
gain (loss) on investments	(.28)	.32	.14	.51	(.97)
Total from Investment Operations	.14	.77	.62	1.00	(.47)
Distributions:
Dividends from investment income—net	(.42)	(.45)	(.48)	(.49)	(.50)
Dividends from net realized
gain on investments	—	—	—	—	(.09)
Total Distributions	(.42)	(.45)	(.48)	(.49)	(.59)
Net asset value, end of period	11.88	12.16	11.84	11.70	11.19

Total Return (%)[c]	1.15	6.62	5.36	9.05	(3.89)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.65	1.66	1.65	1.65	1.66
Ratio of net investment income
to average net assets	3.47	3.77	4.03	4.20	4.31
Portfolio Turnover Rate	34.08	38.11	15.96	21.71	35.12

Net Assets, end of period ($ x 1,000)	11,721	12,217	9,684	5,249	4,400

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.02% to 4.03%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Connecticut Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,702 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

22

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,084,278 and unrealized appreciation $16,322,746. In addition, the fund had $37,467 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, $1,164,443 of the carryover expires in fiscal 2009 and $1,919,835 expires in fiscal 2012.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: tax exempt income $14,631,764 and $15,980,541, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $21,893, increased net realized gain (loss) on investments by $172,847 and decreased paid-in capital by $150,954. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $153,448, Rule 12b-1 distribution fees $24,325 and shareholder services plan fees $69,749.

During the period ended April 30, 2004, the Distributor retained $23,937 from commissions earned on sales of the fund’s Class A shares and $81,559 and $4,717 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

24

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $225,077 and $91,398, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $741,788, $112,538 and $30,466, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $125,224 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $118,116,438 and $141,469,465, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $316,776,319; accordingly, accumulated net unrealized appreciation on investments was $16,322,746, consisting of $18,949,029 gross unrealized appreciation and $2,626,283 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

26

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Connecticut Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and brokers.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

The Fund

27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.	Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund

31

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

32

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Connecticut Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0064AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Florida Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Florida Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 1.69% for Class A shares, 1.25% for Class B shares and 0.94% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Florida Municipal Debt Funds category, and the average total return for all funds reported in this category was 1.58% for the reporting period.3

Despite heightened market volatility, municipal bond prices ended the reporting period only slightly lower than where they began.The fund’s returns were roughly in line with its Lipper category average, primarily due to our focus on securities that historically have held up better in volatile markets than most other types of bonds. However, the fund’s returns were lower than the benchmark, primarily because it contains bonds from many states, not just Florida, and does not reflect fund fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Although tax-exempt bonds generally rallied in advance of the Federal Reserve Board’s (the “Fed”) June 2003 interest-rate reduction, which drove the federal funds rate to 1%, the municipal bond market suffered a sharp decline in the summer of 2003 amid signs that the U.S. economy was growing more robustly. Over the remainder of 2003 and the first quarter of 2004, bond prices recovered gradually amid heightened market volatility as it became clearer that the U.S. labor market remained weak, which allowed the Fed to maintain short-term interest rates at historically low levels. In April 2004, however, signs of a stronger job market and rising inflationary pressures created concern among investors that the Fed might raise rates sometime this year, and falling bond prices erased the gains achieved since the previous summer.

On a more positive note, the strengthening economy apparently began to produce better fiscal conditions for many states that previously had seen tax revenues fall short of budgeted projections. Because of its diverse economic base, Florida has fared better than many other states. However, it continues to face fiscal challenges, including the need to fund recently enacted education mandates.

In this challenging environment, we gradually reduced the fund’s average duration toward a range we considered to be in line with that of the Index.This positioning helped the fund withstand the full effect of the market’s declines in July 2003 and April 2004. In addition, the fund benefited from fortunate timing of some purchases, including bonds acquired at what we believed to be attractive prices in the wake of periodic market declines.

When making new purchases, we generally favored high-coupon, premium-priced bonds that historically have tended to perform well during market declines. We focused on bonds with maturities in the 15- to 20-year range, which helped us capture higher yields without incurring the risks of longer-dated securities. We also continued to upgrade the fund’s overall credit quality by reducing its holdings of lower-rated investment-grade securities.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to maintain the fund’s generally defensive positioning — including an average duration that is more in line with that of the Index, a focus on premium-priced bonds and an emphasis on credit quality — in the expectation that the Fed’s next move, the timing of which remains uncertain, is likely to be an increase in short-term interest rates.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Florida residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Florida Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Florida Series on 4/30/94 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Florida municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Florida municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.90)%	3.77%	4.85%
without sales charge		1.69%	4.73%	5.34%
Class B shares
with applicable redemption charge †		(2.66)%	3.88%	5.02%
without redemption		1.25%	4.22%	5.02%
Class C shares
with applicable redemption charge††	8/15/95	(0.04)%	3.94%	—	4.25%
without redemption	8/15/95	0.94%	3.94%	—	4.25%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—97.0%	Amount ($)	Value ($)

Brevard County, IDR (Nui Corp Project)
6.40%, 10/1/2024 (Insured; AMBAC)	1,000,000	1,037,000
Broward County Housing Finance Authority, MFHR:
(Bridgewater Place Apartments Project)
5.40%, 10/1/2029	2,000,000	1,970,539
(Emerald Palms Apartments)
5.60%, 7/1/2021 (Collateralized; FNMA)	2,000,000	2,058,039
(Pembroke Villas Project)
5.55%, 1/1/2023 (Insured; FSA)	1,000,000	1,022,929
Broward County School Board, COP:
5.25%, 7/1/2018 (Insured; MBIA)	1,855,000	1,977,857
5%, 7/1/2021 (Insured; FSA)	1,250,000	1,281,513
Cape Coral, Water & Sewer Revenue
5.25%, 10/1/2017 (Insured; AMBAC)	1,890,000	2,034,623
Capital Projects Finance Authority
Revenue:
(Airports Project):
5.25%, 6/1/2014 (Insured; MBIA)	1,485,000	1,576,268
5%, 6/1/2020 (Insured; MBIA)	1,465,000	1,496,688
Student Housing Revenue
(Capital Projects Loan)
5.50%, 10/1/2017 (Insured; MBIA)	2,520,000	2,653,232
Dade County Housing Finance Authority, SFMR
6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)	2,950,000	3,039,857
Davie, Water & Sewer Revenue
5.25%, 10/1/2018 (Insured; AMBAC)	475,000	509,062
Escambia County, Sales Tax Revenue
5.25%, 10/1/2018 (Insured; AMBAC)	1,200,000	1,286,052
Escambia County Housing Finance Authority
SFMR (Multi-County Program) 5.50%,
10/1/2021 (Collateralized: FNMA, GNMA)	4,785,000	4,935,967
Florida (Jacksonville Transportation)
5%, 7/1/2012	3,000,000	3,175,740
Florida Board of Education:
Capital Outlay (Public Education):
5%, 6/1/2011	1,200,000	1,281,408
5%, 6/1/2017	1,000,000	1,051,000
4.75%, 6/1/2019 (Insured; MBIA)	1,000,000	1,011,370
Lottery Revenue:
5.25%, 7/1/2017 (Insured; FGIC)	3,890,000	4,134,448
5%, 7/1/2020 (Insured; FGIC)	1,480,000	1,526,457

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida Housing Finance Agency:
(Brittany Rosemont Apartments)
7%, 2/1/2035 (Insured; AMBAC)	6,000,000	6,175,920
Single Family Mortgage:
6.65%, 1/1/2024 (Collateralized: FNMA, GNMA)	935,000	961,610
6.65%, 7/1/2026 (Insured; MBIA)	565,000	577,221
Florida Intergovernmental Finance Commission,
Capital Revenue 5%, 2/1/2018 (Insured; AMBAC)	1,000,000	1,034,300
Florida Municipal Loan Council, Revenue
5.25%, 5/1/2017 (Insured; MBIA)	1,825,000	1,951,181
Hillsborough County School District, Sales Tax Revenue
5.375%, 10/1/2018 (Insured; AMBAC)	2,075,000	2,225,417
Jacksonville:
Excise Taxes Revenue
5.375%, 10/1/2019 (Insured; AMBAC)	3,450,000	3,700,712
Guaranteed Entitlement Revenue
5.375%, 10/1/2020 (Insured; FGIC)	3,795,000	4,056,969
Jacksonville Electric Authority, Revenue
5%, 10/1/2013	965,000	1,006,958
Jea, St John’s River Power Park System Revenue:
5%, 10/1/2017	1,500,000	1,550,160
5%, 10/1/2018	1,500,000	1,542,525
Lee County Housing Finance Authority SFMR:
6.30%, 3/1/2029 (Collateralized: FNMA, GNMA)	470,000	484,387
(Multi-County Program)
7.45%, 9/1/2027 (Collateralized: FNMA, GNMA)	215,000	223,260
Manatee County Housing Finance Authority,
Mortgage Revenue
5.85%, 11/1/2033 (Collateralized; GNMA)	4,680,000	4,933,796
Marion County School Board, COP
5.25%, 6/1/2017 (Insured; FSA)	2,015,000	2,158,428
Miami-Dade County, Solid Waste System Revenue
5.50%, 10/1/2017 (Insured; FSA)	2,595,000	2,827,538
Miami-Dade County Housing Finance Authority, MFMR:
(Country Club Villa)
5.70%, 7/1/2021 (Insured; FSA)	400,000	416,904
(Miami Stadium Apartments)
5.40%, 8/1/2021 (Insured; FSA)	1,275,000	1,313,416
(Villa Esperanza Apartments Project)
5.35%, 10/1/2028	1,000,000	955,120

The Fund

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

North Miami Educational Facilities, Revenue
(Johnston & Wales University Project)
5%, 4/1/2017	1,800,000		1,876,878
Orange County Housing Finance Authority, MFHR:
(Palm Grove Gardens)
5.15%, 1/1/2023 (Collateralized; FNMA)	1,175,000		1,194,717
(Seminole Pointe Project) 5.75%, 12/1/2023	2,840,000		2,901,912
Osceola County Industrial Development Authority,
Revenue (Community Provider Pooled Loan
Program) 7.75%, 7/1/2017	1,995,000		2,009,823
Palm Bay, Utlity Revenue
(Capital Appreciation)
Zero Coupon, 10/1/2020 (Insured; FGIC)	1,845,000		795,213
(Palm Bay Utility Corporation Project)
5%, 10/1/2019 (Insured; MBIA)	500,000		519,980
Palm Beach County Housing Finance Authority
Single Family Mortgage Purchase Revenue
6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)	345,000		357,134
Palm Beach County School Board, COP
(Master Lease) 5%, 8/1/2017 (Insured; AMBAC)	1,905,000		2,003,565
Pinellas County Housing Finance Authority, SFMR
(Multi-County Program)
6.70%, 2/1/2028 (Collateralized: FNMA, GNMA)	1,655,000		1,693,297
Port Palm Beach District, Revenue:
Zero Coupon, 9/1/2022	1,000,000		380,150
Zero Coupon, 9/1/2023	1,000,000		354,560
Port St. Lucie:
Storm Water Utility Revenue
5%, 5/1/2023 (Insured; MBIA)	1,750,000		1,774,763
Utility Revenue 5%, 9/1/2017 (Insured; MBIA)	1,000,000		1,052,130
Seminole Water Control District 6.75%, 8/1/2022	1,910,000		1,952,440
South Broward Hospital District, HR
5.60%, 5/1/2027	4,000,000		4,138,560
St. Lucie County, Sales Tax Revenue
5.25%, 10/1/2017 (Insured; MBIA)	1,885,000		2,029,240
Tampa:
(Alleghany Health System—St. Joseph) 6.50%,
12/1/2023 (Insured; MBIA, Prerefunded 12/1/2004)	1,000,000	[a]	1,050,660
Utility Tax Zero Coupon, 4/1/2017 (Insured; AMBAC)	2,110,000		1,138,788
Village Center Community Development District,
Utility Revenue 5.25%, 10/1/2023 (Insured; MBIA)	1,000,000		1,039,430

			Principal
Long-Term Municipal Investments (continued)			Amount ($)		Value ($)

Winter Park, Water & Sewer Revenue:
5.375%, 12/1/2017 (Insured; AMBAC)			1,645,000		1,781,206
5.375%, 12/1/2018 (Insured; AMBAC)			1,730,000		1,866,791
Winter Springs, Water & Sewer Revenue
5%, 4/1/2020 (Insured; MBIA)			1,585,000		1,633,517
Total Long-Term Municipal Investments
(cost $	108,307,863)				110,700,625

Short-Term Municipal Investments—2.1%

Dade County Industrial Development Authority, PCR, VRDN
(Florida Power & Light Company Project) 1.17%			1,400,000	[b]	1,400,000
Jacksonville Health Facilities Authority,
HR, VRDN 1.10%
(LOC; Bank of America National Trust)			1,000,000	[b]	1,000,000
Total Short-Term Municipal Investments
(cost $	2,400,000)				2,400,000

Total Investments (cost $		110,707,863)	99.1%		113,100,625
Cash and Receivables (Net)			.9%		1,001,760
Net Assets			100.0%		114,102,385

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	IDR	Industrial Development Revenue
	Assurance Corporation	LOC	Letter of Credit
COP	Certificate of Participation	MBIA	Municipal Bond Investors
FGIC	Financial Guaranty Insurance		Assurance Insurance
	Company		Corporation
FNMA	Federal National Mortgage	MFHR	Multi-Family Housing Revenue
	Association	MFMR	Multi-Family Mortgage Revenue
FSA	Financial Security Assurance	PCR	Pollution Control Revenue
GNMA	Government National	SFMR	Single-Family Mortgage Revenue
	Mortgage Association	VRDN	Variable Rate Demand Notes
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	78.0
AA		Aa		AA	11.2
A		A		A	5.2
F1		MIG1/P1		SP1/A1	2.1
Not Rated [c]		Not Rated [c]		Not Rated [c]	3.5
					100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Securities payable on demand.Variable interest rate—subject to periodic change.
c	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
d	At April 30, 2004, the fund had $35,216,027 or 30.9% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		110,707,863	113,100,625
Interest receivable			1,462,463
Receivable for shares of Beneficial Interest subscribed			9,227
Prepaid expenses			15,007
			114,587,322

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			83,704
Cash overdraft due to Custodian			78,991
Payable for shares of Beneficial Interest redeemed			275,474
Accrued expenses and other liabilities			46,768
			484,937

Net Assets ( $)			114,102,385

Composition of Net Assets ($):
Paid-in capital			112,480,717
Accumulated net realized gain (loss) on investments			(771,094)
Accumulated net unrealized appreciation
(depreciation) on investments			2,392,762

Net Assets ( $)			114,102,385

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	99,250,680	10,192,782	4,658,923
Shares Outstanding	7,058,331	725,118	331,342

Net Asset Value Per Share ($)	14.06	14.06	14.06

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	6,086,710
Expenses:
Management fee—Note 3(a)	667,621
Shareholder servicing costs—Note 3(c)	344,967
Distribution fees—Note 3(b)	90,997
Registration fees	22,899
Custodian fees	13,986
Prospectus and shareholders’ reports	4,792
Trustees’ fees and expenses—Note 3(d)	3,085
Loan commitment fees—Note 2	1,199
Miscellaneous	13,541
Total Expenses	1,163,087
Investment Income-Net	4,923,623

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	358,258
Net unrealized appreciation (depreciation) on investments	(3,257,634)
Net Realized and Unrealized Gain (Loss) on Investments	(2,899,376)
Net Increase in Net Assets Resulting from Operations	2,024,247

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	4,923,623	5,421,232
Net realized gain (loss) on investments	358,258	(228,307)
Net unrealized appreciation
(depreciation) on investments	(3,257,634)	4,342,371
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,024,247	9,535,296

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,352,725)	(4,840,709)
Class B shares	(423,092)	(456,846)
Class C shares	(147,787)	(116,919)
Total Dividends	(4,923,604)	(5,414,474)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	7,104,495	7,012,421
Class B shares	2,011,937	5,363,033
Class C shares	2,328,204	1,236,469
Dividends reinvested:
Class A shares	2,058,531	1,966,067
Class B shares	136,316	170,859
Class C shares	91,924	75,621
Cost of shares redeemed:
Class A shares	(17,075,591)	(15,619,087)
Class B shares	(4,672,348)	(2,211,332)
Class C shares	(1,554,711)	(178,095)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,571,243)	(2,184,044)
Total Increase (Decrease) in Net Assets	(12,470,600)	1,936,778

Net Assets ($):
Beginning of Period	126,572,985	124,636,207
End of Period	114,102,385	126,572,985

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	494,043	493,487
Shares issued for dividends reinvested	143,836	138,093
Shares redeemed	(1,192,091)	(1,100,431)
Net Increase (Decrease) in Shares Outstanding	(554,212)	(468,851)

Class Ba
Shares sold	139,776	377,348
Shares issued for dividends reinvested	9,535	12,000
Shares redeemed	(327,714)	(155,541)
Net Increase (Decrease) in Shares Outstanding	(178,403)	233,807

Class C
Shares sold	162,919	86,661
Shares issued for dividends reinvested	6,422	5,310
Shares redeemed	(108,527)	(12,476)
Net Increase (Decrease) in Shares Outstanding	60,814	79,495
a During the period ended April 30, 2004, 113,355 Class B shares representing $1,611,310 were automatically converted to 113,287 Class A shares and during the period ended April 30, 2003, 22,552 Class B shares representing $321,526 were automatically converted to 22,545 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal peri-
ods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	14.41	13.94	13.69	12.88	14.03
Investment Operations:
Investment income—net	.59[b]	.62[b]	.62[b]	.62	.65
Net realized and unrealized
gain (loss) on investments	(.35)	.47	.25	.81	(1.10)
Total from Investment Operations	.24	1.09	.87	1.43	(.45)
Distributions:
Dividends from investment
income—net	(.59)	(.62)	(.62)	(.62)	(.65)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(.00)[c]	(.05)
Total Distributions	(.59)	(.62)	(.62)	(.62)	(.70)
Net asset value, end of period	14.06	14.41	13.94	13.69	12.88

Total Return (%)[d]	1.69	7.96	6.48	11.32	(3.19)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.88	.94	.94	.92	.92
Ratio of net investment income
to average net assets	4.13	4.37	4.47	4.65	4.92
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	—	—	.01	.18	.06
Portfolio Turnover Rate	11.62	25.52	52.76	8.55	29.04

Net Assets, end of period ($ x 1,000)	99,251	109,664	112,641	117,133	118,352

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.45% to 4.47%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	14.40	13.93	13.68	12.87	14.02
Investment Operations:
Investment income—net	.52[b]	.55[b]	.55[b]	.55	.58
Net realized and unrealized
gain (loss) on investments	(.34)	.47	.25	.81	(1.10)
Total from Investment Operations	.18	1.02	.80	1.36	(.52)
Distributions:
Dividends from investment
income—net	(.52)	(.55)	(.55)	(.55)	(.58)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(.00)[c]	(.05)
Total Distributions	(.52)	(.55)	(.55)	(.55)	(.63)
Net asset value, end of period	14.06	14.40	13.93	13.68	12.87

Total Return (%)[d]	1.25	7.43	5.94	10.78	(3.68)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.38	1.43	1.44	1.42	1.43
Ratio of net investment income
to average net assets	3.64	3.86	3.96	4.16	4.41
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	—	—	.01	.19	.06
Portfolio Turnover Rate	11.62	25.52	52.76	8.55	29.04

Net Assets, end of period ($ x 1,000)	10,193	13,012	9,332	9,792	14,353

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.94% to 3.96%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	14.41	13.94	13.69	12.88	14.03
Investment Operations:
Investment income—net	.49[b]	.51[b]	.51[b]	.52	.54
Net realized and unrealized
gain (loss) on investments	(.35)	.47	.26	.81	(1.10)
Total from Investment Operations	.14	.98	.77	1.33	(.56)
Distributions:
Dividends from investment
income—net	(.49)	(.51)	(.52)	(.52)	(.54)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(.00)[c]	(.05)
Total Distributions	(.49)	(.51)	(.52)	(.52)	(.59)
Net asset value, end of period	14.06	14.41	13.94	13.69	12.88

Total Return (%)[d]	.94	7.17	5.68	10.50	(3.97)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.61	1.68	1.67	1.67	1.73
Ratio of net investment income
to average net assets	3.38	3.62	3.69	3.83	4.11
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	—	—	.01	.21	.10
Portfolio Turnover Rate	11.62	25.52	52.76	8.55	29.04

Net Assets, end of period ($ x 1,000)	4,659	3,897	2,663	1,004	456

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.66% to 3.69%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

The Fund

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com pany, and operates as a series company that offers eleven series, includ ing the Florida Series (the “fund”).The fund’s investment objective to maximize current income exempt from federal and, where applica ble, from state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s invest ment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a con tingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically con vert to Class A shares after six years. Class C shares are subject to CDSC imposed on Class C shares redeemed within one year of pur chase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains of losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,819 during the period ended April 30, 2004, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $771,094 and unrealized appreciation $2,392,762.

The accumulated capital loss carryover is available is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, $46,060 of the carryover expires in fiscal 2009 and $725,034 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: tax exempt income $4,923,604 and $5,414,474, respectively.

22

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $19 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $52,578, Rule 12b-1 distribution plan fees $7,227 and shareholders services plan fees $23,899.

During the period ended April 30, 2004, the Distributor retained $13,328 from commissions earned on sales of the fund’s Class A shares and $64,232 and $3,220 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1%

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $58,175 and $32,822, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $263,436, $29,087 and $10,941, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $51,750 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $13,836,807 and $28,449,071, respectively.

24

At April 30, 2004, the cost of investments for federal income tax purposes was $110,707,863; accordingly, accumulated net unrealized appreciation on investments was $2,392,762, consisting of $2,640,715 gross unrealized appreciation and $247,953 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

26

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends”, (not subject to regular Federal and, for individuals who are Florida residents, not subject to taxation by Florida).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on form 1099-DIV which will be mailed by January 31, 2005.

The Fund

27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

28

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.	Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

30

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

The Fund

31

NOTES

For More Information

Dreyfus Premier State
Municipal Bond Fund,
Florida Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0051AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Maryland Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 2.12% for Class A shares, 1.61% for Class B shares and 1.26% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Maryland Municipal Debt Funds category, and the average total return for all funds reported in this category was 1.61% for the reporting period.3

Despite heightened market volatility, municipal bond prices ended the reporting period only slightly lower than where they began.The fund’s returns were mostly in line with the Lipper category average, primarily due to our focus on securities that historically have held up better in volatile markets than most other types of bonds. However, the fund’s returns were lower than the benchmark, primarily because it contains bonds from many states, not just Maryland, and does not reflect fund fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Maryland state and local income taxes without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Maryland income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Although tax-exempt bonds generally rallied in advance of the Federal Reserve Board’s (the “Fed”) June 2003 interest-rate reduction, which drove the federal funds rate to 1%, the municipal bond market suffered a sharp decline in the summer of 2003 amid signs that the U.S. economy was growing more robustly. Over the remainder of 2003 and the first quarter of 2004, bond prices recovered gradually amid heightened market volatility as it became clearer that the U.S. labor market remained weak. In April 2004, however, signs of a stronger job market and rising inflationary pressures created concern among investors that the Fed might raise rates sometime this year, and falling bond prices erased the gains achieved since the previous summer.

On a more positive note, the strengthening economy apparently began to produce better fiscal conditions for many states that previously had seen tax revenues fall short of budgeted projections, including Maryland As a result, there was little need for the state to issue additional debt, and the supply of newly issued municipal bonds remained relatively low.

In this challenging environment, we attempted to reduce the fund’s average duration toward a range we considered in line with that of the Index.

4

However, the sparse supply of Maryland bonds meeting our credit criteria has made this process a slow one, and the fund’s average duration was relatively long during the market’s decline in July 2003. We attempted to offset the adverse effects of this position by acquiring bonds at what we regarded as attractive prices in the wake of periodic market declines, ultimately benefiting the fund late in the reporting period.

When making new purchases, we generally favored high-coupon, premium-priced bonds that historically have tended to perform well during market declines. We focused on bonds with maturities in the 15- to 20-year range, which helped us capture higher yields without incurring the risks of longer-dated securities. We also continued to upgrade the fund’s overall credit quality by reducing its holdings of lower-rated securities.

What is the fund’s current strategy?

As of the end of the reporting period, we continued to maintain the fund’s generally defensive positioning — including attempts to reduce the fund’s average duration, a focus on premium-priced bonds and an emphasis on credit quality — in the expectation that the Fed’s next move, the timing of which remains uncertain, is likely to be an increase in short-term interest rates.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Maryland residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Maryland Series on 4/30/94 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Maryland municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.46)%	2.82%	4.96%
without sales charge		2.12%	3.77%	5.45%
Class B shares
with applicable redemption charge †		(2.31)%	2.91%	5.11%
without redemption		1.61%	3.24%	5.11%
Class C shares
with applicable redemption charge††	8/15/95	0.28%	2.97%	—	4.40%
without redemption	8/15/95	1.26%	2.97%	—	4.40%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—94.7%	Amount ($)		Value ($)

Maryland—91.4%
Anne Arundel County:
EDR (Community College) 5%, 9/1/2017	2,255,000		2,321,838
Special Obligation:
(Arundel Mills):
5.125%, 7/1/2021	1,000,000	[a]	1,051,160
5.125%, 7/1/2023	1,000,000	[a]	1,038,740
(National Business Park):
5.125%, 7/1/2021	1,000,000	[a]	1,051,160
5.125%, 7/1/2023	1,125,000	[a]	1,168,582
5.125%, 7/1/2024	1,215,000	[a]	1,254,998
Baltimore, Port Facilities Revenue
(Consolidated Coal Sales Co.) 6.50%, 12/1/2010	4,090,000		4,188,692
Baltimore Board of School Commissioners
School Systems Revenue:
5%, 5/1/2016	1,500,000		1,589,760
5%, 5/1/2017	1,265,000		1,331,969
Baltimore City Housing Corp., MFHR
7.25%, 7/1/2023 (Collateralized; FNMA)	2,880,000		2,937,600
Gaithersburg, Hospital Facilities Improvement Revenue
(Shady Grove) 6.50%, 9/1/2012 (Insured; FSA)	10,000,000		11,827,500
Harford County, EDR (Battelle Memorial Institute)
5.25%, 4/1/2034	5,000,000		5,016,250
Howard County:
(Consolidated Public Improvement):
5%, 8/15/2015	2,600,000		2,801,136
5%, 8/15/2016	1,000,000		1,071,510
5%, 8/15/2017	1,250,000		1,332,113
5%, 8/15/2018	1,500,000		1,589,865
5%, 8/15/2019	1,000,000		1,053,350
5.25%, 8/15/2019 (Prerefunded 2/15/2012)	1,800,000	[b]	1,989,702
5.25%, 8/15/2020 (Prerefunded 2/15/2012)	1,800,000	[b]	1,989,702
5.25%, 8/15/2021 (Prerefunded 2/15/2012)	1,765,000	[b]	1,951,013
COP 8.15%, 2/15/2020	605,000		844,326
(Metropolitan District):
5.25%, 8/15/2019 (Prerefunded 2/15/2012)	155,000	[b]	171,335
5.25%, 8/15/2019	1,545,000		1,642,459
Maryland Community Development Administration,
Department of Housing and Community Development:
5.60%, 7/1/2033	1,200,000		1,214,952
Housing Revenue 5.95%, 7/1/2023	3,040,000		3,117,125
Multi-Family Housing (Insured Mortgage)
6.70%, 5/15/2036 (Insured; FHA)	7,710,000		7,956,566

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Maryland (continued)
Maryland Community Development Administration,
Department of Housing and Community
Development (continued):
Residential:
5.50%, 9/1/2014	890,000	935,078
5.30%, 9/1/2016	5,000,000	5,243,600
5.90%, 9/1/2019	2,000,000	2,058,540
5.85%, 9/1/2021	7,500,000	7,820,400
5.70%, 9/1/2022	5,340,000	5,568,392
5.60%, 9/1/2028	5,000,000	5,145,900
Single Family Program 4.95%, 4/1/2015	4,605,000	4,786,115
Maryland Department of Transportation,
County Transportation 5.50%, 2/1/2016	2,000,000	2,251,960
Maryland Economic Development Corp., Revenue:
(Health & Mental Hygiene Providers Facilities
Acquisition Program) 8.75%, 3/1/2017	3,560,000	3,536,041
Lease:
5%, 9/15/2014	1,000,000	1,068,100
5%, 9/15/2015	2,025,000	2,150,044
5%, 9/15/2016	1,290,000	1,362,550
(Aviation Administration Facilities):
5.50%, 6/1/2016 (Insured; FSA)	3,120,000	3,346,855
5.50%, 6/1/2018 (Insured; FSA)	2,535,000	2,697,924
5.375%, 6/1/2019 (Insured; FSA)	9,530,000	9,975,051
(Montgomery County Wayne Avenue):
5.25%, 9/15/2014	5,000,000	5,427,500
5.25%, 9/15/2016	2,940,000	3,157,413
Student Housing:
(Frostburg State University) 6%, 10/1/2024	5,000,000	5,073,300
(Morgan State University) 6%, 7/1/2022	2,950,000	3,032,216
(University of Maryland College Park)
6%, 6/1/2021	1,760,000	1,865,406
(University Village at Sheppard Pratt):
5.875%, 7/1/2021	1,750,000	1,852,917
6%, 7/1/2033	1,750,000	1,840,037
Maryland Health and Higher Educational Facilities
Authority, Revenue:
(Carroll County General Hospital):
6%, 7/1/2018	500,000	545,230
6%, 7/1/2019	665,000	720,927
6%, 7/1/2020	750,000	807,810
6%, 7/1/2021	550,000	592,779

The Fund

9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Maryland (continued)
Maryland Health and Higher Educational Facilities
Authority, Revenue (continued):
(Helix Health Issue) 5%, 7/1/2027 (Insured; AMBAC)	1,000,000	1,013,000
(Institute College of Art) 5.50%, 6/1/2021	335,000	343,171
(Johns Hopkins Hospital) 5%, 11/15/2019	7,600,000	7,758,840
(Loyola College Issue)
5.375%, 10/1/2026 (Insured; MBIA)	1,710,000	1,776,023
(Union Hospital of Cecil County) 6.70%, 7/1/2009	2,320,000	2,519,822
(University of Maryland Medical Systems):
5%, 7/1/2016 (Insured; AMBAC)	1,075,000	1,136,888
5%, 7/1/2017 (Insured; AMBAC)	500,000	525,295
5.75%, 7/1/2017	3,000,000	3,199,920
6%, 7/1/2022	2,000,000	2,125,060
7%, 7/1/2022 (Insured; FGIC)	4,500,000	5,643,540
5%, 7/1/2024 (Insured; AMBAC)	1,000,000	1,015,740
6%, 7/1/2032	3,000,000	3,146,640
Maryland Industrial Development Financing Authority, EDR
(Medical Waste Association) 8.75%, 11/15/2010	630,000	561,525
Maryland State and Local Loan Facilities:
5%, 8/1/2016	10,000,000	10,690,600
5%, 8/1/2017	1,200,000	1,276,212
Montgomery County:
Consolidated Public Improvement 5%, 2/1/2019	7,650,000	8,046,653
Special Obligation (West Germantown
Development District):
5.375%, 7/1/2020	500,000	520,890
5.50%, 7/1/2027	2,975,000	3,087,723
Montgomery County Housing Opportunities
Commission, SFMR:
Zero Coupon, 7/1/2028	46,555,000	12,135,026
Zero Coupon, 7/1/2033	3,060,000	559,613
Morgan State University, Academic and Auxiliary
Facilities Fees Revenue:
5%, 7/1/2020 (Insured; FGIC)	500,000	523,365
5%, 7/1/2022 (Insured; FGIC)	1,000,000	1,033,750
Northeast Waste Disposal Authority, Solid Waste Revenue:
5.50%, 4/1/2015 (Insured; AMBAC)	7,000,000	7,506,660
5.50%, 4/1/2016 (Insured; AMBAC)	8,000,000	8,542,720
(Montgomery County Resource Recovery)
6%, 7/1/2008	2,690,000	2,933,929
Prince Georges County, Revenue
(Dimensions Health Corp.) 5.30%, 7/1/2024	4,335,000	3,234,864

10

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Maryland (continued)
Prince Georges County Housing Authority, Mortgage Revenue
(Riverview Terrace) 6.70%, 6/20/2020
(Collateralized; GNMA)	2,000,000	2,060,540
Washington Suburban Sanitary District
(General Construction):
5%, 6/1/2015	5,000,000	5,315,700
5%, 6/1/2016	1,500,000	1,587,300
U.S. Related—3.3%
Commonwealth of Puerto Rico, Public Improvement
5.125%, 7/1/2030 (Insured; FSA)	5,400,000	5,517,504
Puerto Rico Electric Power Authority, Power Revenue
5.125%, 7/1/2026	2,000,000	2,057,800
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue 5%, 7/1/2016 (Insured; AMBAC)	1,275,000	1,347,331
Total Long-Term Municipal Investments
(cost $	248,764,860)	255,109,132

Short-Term Municipal Investments—4.2%

Baltimore County, EDR (Garrison Forest School)
VRDN 1.10% (LOC; Suntrust Bank)	4,210,000	[c]	4,210,000
Maryland Economic Development Corp., EDR
(Federation of American Societies) VRDN
1.10% (LOC; Suntrust Bank)	7,000,000	[c]	7,000,000
Total Short-Term Municipal Investments
(cost $	11,210,000)	11,210,000

Total Investments (cost $	259,974,860)	98.9%	266,319,132
Cash and Receivables (Net)	1.1%	3,009,857
Net Assets	100.0%	269,328,989

The Fund

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations
AMBAC	American Municipal Bond		FSA	Financial Security Assurance
	Assurance Corporation		GNMA	Government National Mortgage
COP	Certificate of Participation			Association
EDR	Economic Development Revenue		LOC	Letter Of Credit
FGIC	Financial Guaranty Insurance		MBIA	Municipal Bond Investors Assurance
	Company			Insurance Corporation
FHA	Federal Housing Administration		MFHR	Multi-Family Housing Revenue
FNMA	Federal National Mortgage		SFMR	Single Family Mortgage Revenue
	Association		VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)

AAA	Aaa		AAA	42.7
AA	Aa		AA	36.1
A	A		A	9.5
BBB	Baa		BBB	6.0
F1	MIG1/P1		SP1/A1	4.2
Not Rated[d]	Not Rated[d]		Not Rated[d]	1.5
				100.0

a Purchased on a delayed delivery basis.

b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Securities payable on demand.Variable interest rate—subject to periodic change.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		259,974,860	266,319,132
Receivable for investment securities sold			6,286,546
Interest receivable			3,417,229
Receivable for shares of Beneficial Interest subscribed			42,101
Prepaid expenses			18,207
			276,083,215

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			204,990
Cash overdraft due to Custodian			255,381
Payable for investment securities purchased			5,554,227
Payable for shares of Beneficial Interest redeemed			697,943
Accrued expenses and other liabilities			41,685
			6,754,226

Net Assets ( $)			269,328,989

Composition of Net Assets ($):
Paid-in capital			274,644,423
Accumulated net realized gain (loss) on investments			(11,659,706)
Accumulated net unrealized appreciation
(depreciation) on investments			6,344,272

Net Assets ( $)			269,328,989

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	213,004,158	50,139,576	6,185,255
Shares Outstanding	17,579,645	4,137,204	510,150

Net Asset Value Per Share ($)	12.12	12.12	12.12

See notes to financial statements.

The Fund

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	14,614,003
Expenses:
Management fee—Note 3(a)	1,585,589
Shareholder servicing costs—Note 3(c)	908,699
Distribution fees—Note 3(b)	325,034
Prospectus and shareholders’ reports	37,535
Custodian fees	34,900
Registration fees	25,273
Professional fees	22,554
Trustees’ fees and expenses—Note 3(d)	7,349
Loan commitment fees—Note 2	2,861
Miscellaneous	22,787
Total Expenses	2,972,581
Investment Income—Net	11,641,422

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(10,207,784)
Net unrealized appreciation (depreciation) on investments	4,335,773
Net Realized and Unrealized Gain (Loss) on Investments	(5,872,011)
Net Increase in Net Assets Resulting from Operations	5,769,411

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	11,641,422	12,950,902
Net realized gain (loss) on investments	(10,207,784)	1,039,464
Net unrealized appreciation
(depreciation) on investments	4,335,773	12,184,943
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,769,411	26,175,309

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(9,371,556)	(10,497,507)
Class B shares	(2,029,091)	(2,227,283)
Class C shares	(206,694)	(200,959)
Net realized gain on investments:
Class A shares	—	(55,366)
Class B shares	—	(13,344)
Class C shares	—	(1,355)
Total Dividends	(11,607,341)	(12,995,814)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	10,511,729	14,542,348
Class B shares	4,768,341	10,357,245
Class C shares	1,903,240	2,458,722
Dividends reinvested:
Class A shares	5,780,749	6,345,841
Class B shares	1,111,206	1,093,225
Class C shares	102,558	97,867
Cost of shares redeemed:
Class A shares	(33,124,796)	(25,614,766)
Class B shares	(12,502,735)	(8,874,261)
Class C shares	(1,811,478)	(853,847)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(23,261,186)	(447,626)
Total Increase (Decrease) in Net Assets	(29,099,116)	12,731,869

Net Assets ($):
Beginning of Period	298,428,105	285,696,236
End of Period	269,328,989	298,428,105

The Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	852,383	1,195,992
Shares issued for dividends reinvested	470,567	520,836
Shares redeemed	(2,693,120)	(2,107,611)
Net Increase (Decrease) in Shares Outstanding	(1,370,170)	(390,783)

Class Ba
Shares sold	385,739	851,728
Shares issued for dividends reinvested	90,451	89,685
Shares redeemed	(1,017,997)	(729,976)
Net Increase (Decrease) in Shares Outstanding	(541,807)	211,437

Class C
Shares sold	154,534	202,405
Shares issued for dividends reinvested	8,347	8,020
Shares redeemed	(147,797)	(69,829)
Net Increase (Decrease) in Shares Outstanding	15,084	140,596
a During the period ended April 30, 2004, 266,253 Class B shares representing $3,267,448 were automatically converted to 266,320 Class A shares and during the period ended April 30, 2003, 214,703 Class B shares representing $2,623,532 were automatically converted to 214,742 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal peri-
ods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.37	11.82	11.94	11.74	12.94
Investment Operations:
Investment income—net	.51[b]	.55[b]	.59[b]	.62	.63
Net realized and unrealized
gain (loss) on investments	(.25)	.55	(.10)	.20	(1.10)
Total from Investment Operations	.26	1.10	.49	.82	(.47)
Distributions:
Dividends from investment income—net	(.51)	(.55)	(.59)	(.62)	(.63)
Dividends from net realized
gain on investments	—	(.00)[c]	(.02)	(.00)[c]	(.10)
Total Distributions	(.51)	(.55)	(.61)	(.62)	(.73)
Net asset value, end of period	12.12	12.37	11.82	11.94	11.74

Total Return (%)[d]	2.12	9.49	4.19	7.14	(3.61)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.92	.93	.92	.91	.91
Ratio of net investment income
to average net assets	4.15	4.53	4.93	5.22	5.16
Portfolio Turnover Rate	20.40	32.27	35.83	14.74	28.37

Net Assets, end of period ($ x 1,000)	213,004	234,408	228,669	228,111	229,184

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.92% to 4.93%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.37	11.83	11.94	11.74	12.94
Investment Operations:
Investment income—net	.45[b]	.49[b]	.53[b]	.56	.56
Net realized and unrealized
gain (loss) on investments	(.25)	.54	(.09)	.20	(1.10)
Total from Investment Operations	.20	1.03	.44	.76	(.54)
Distributions:
Dividends from investment income—net	(.45)	(.49)	(.53)	(.56)	(.56)
Dividends from net realized
gain on investments	—	(.00)[c]	(.02)	(.00)[c]	(.10)
Total Distributions	(.45)	(.49)	(.55)	(.56)	(.66)
Net asset value, end of period	12.12	12.37	11.83	11.94	11.74

Total Return (%)[d]	1.61	8.86	3.75	6.60	(4.12)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.42	1.44	1.43	1.42	1.43
Ratio of net investment income
to average net assets	3.65	4.01	4.41	4.69	4.62
Portfolio Turnover Rate	20.40	32.27	35.83	14.74	28.37

Net Assets, end of period ($ x 1,000)	50,140	57,892	52,833	47,095	43,044

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.39% to 4.41%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.38	11.83	11.94	11.75	12.95
Investment Operations:
Investment income—net	.41[b]	.46[b]	.50[b]	.53	.54
Net realized and unrealized
gain (loss) on investments	(.26)	.55	(.09)	.19	(1.10)
Total from Investment Operations	.15	1.01	.41	.72	(.56)
Distributions:
Dividends from investment income—net	(.41)	(.46)	(.50)	(.53)	(.54)
Dividends from net realized
gain on investments	—	(.00)[c]	(.02)	(.00)[c]	(.10)
Total Distributions	(.41)	(.46)	(.52)	(.53)	(.64)
Net asset value, end of period	12.12	12.38	11.83	11.94	11.75

Total Return (%)[d]	1.26	8.66	3.48	6.23	(4.32)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.68	1.70	1.67	1.67	1.65
Ratio of net investment income
to average net assets	3.37	3.74	4.15	4.43	4.41
Portfolio Turnover Rate	20.40	32.27	35.83	14.74	28.37

Net Assets, end of period ($ x 1,000)	6,185	6,128	4,194	3,264	2,223

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.13% to 4.15%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Maryland Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $11,212 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,339,952 and unrealized appreciation $6,420,639. In addition, the fund had $8,319,754 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, $519,666 of the carryover expires in fiscal 2010, $982,277 expires in fiscal 2011 and $1,838,009 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003 were as follows: tax exempt income $11,607,341 and $12,925,749 and ordinary income $0 and $70,065, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $34,081, increased accumulated net realized gain (loss) on investments by $50,021 and decreased paid-in capital by $15,940. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $123,835, Rule 12b-1 distribution plan fees $24,866 and shareholder services plan fees $56,289.

During the period ended April 30, 2004, the Distributor retained $23,564 from commissions earned on sales of the fund’s Class A shares and $182,362 and $1,847 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $278,909 and $46,125, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $565,893, $139,454 and $15,375, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $127,717 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $56,992,882 and $89,638,067, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $259,898,492; accordingly, accumulated net unrealized appreciation on investments was $6,420,639, consisting of $8,482,208 gross unrealized appreciation and $2,061,569 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly,American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

28

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

30

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

The Fund

31

NOTES

For More Information

Dreyfus Premier State
Municipal Bond Fund,
Maryland Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0052AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including discussion with the fund’s portfolio manager, James Welch.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corpo rations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to sug gest ways to position your portfolio for the opportunities and chal lenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 2.15% for Class A shares, 1.62% for Class B shares and 1.29% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.72%.3

After rallying during the opening months of the reporting period, the municipal bond market later became more volatile as investors reacted to potential inflationary pressures in a recovering economy.The fund’s returns were roughly in line with the Lipper category average, primarily because of its relatively short average duration during times of heightened market volatility. However, the fund’s returns were lower than its benchmark, which contains bonds from many states, not just Massachusetts, and does not reflect fund fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Massachusetts state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Massachusetts state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environments. We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, tax-exempt bonds had rallied in anticipation of lower interest rates from the Federal Reserve Board (the “Fed”). Indeed, in late June 2003, the Fed reduced the federal funds rate to 1%, a 45-year low. Shortly thereafter, however, the economy began to recover more robustly, raising concerns that the Fed’s next move might be toward higher rates. Consequently, in the summer of 2003, municipal bonds suffered one of the most severe six-week declines in their history.

Although the bond market recovered gradually in the fall of 2003 and winter of 2003-04, it continued to be affected by heightened day-today volatility. Volatility became particularly severe in late March and April 2004, when a stronger job market suggested that long-dormant inflationary pressures might resurface.

Despite the negative market implications of the economic recovery, stronger growth has favorably influenced the fiscal conditions of many states and municipalities. Massachusetts recently has benefited from better business conditions across a relatively diverse mix of industries, which helped boost corporate and personal income tax receipts. As a result, there was little need for the state to increase issuance in the tax-

4

exempt bond market. However, a generally robust supply of municipal securities on the national level kept upward pressure on tax-exempt yields, and at times during the reporting period, tax-exempt yields equaled those of comparable taxable securities.

In seeking to manage heightened market volatility, we gradually reduced the fund’s average duration toward a range that we believe was modestly shorter than its benchmark. When making new purchases, we focused primarily on highly-rated or insured securities4 generally with maturities in the 10- to 15-year range, including bonds backed by revenues from essential services facilities, such as toll roads.Typically, we emphasized bonds with high coupons selling at premiums to their face values. Historically, such bonds have held more of their value during market declines.

What is the fund’s current strategy?

We have continued to position the fund conservatively by attempting to maintain a short average duration, relative to its benchmark, and emphasizing higher-quality, premium-priced securities. Although we do not expect the Fed to raise interest rates imminently, we believe that this positioning is appropriate in a recovering economy characterized by the likelihood that interest rates eventually will rise.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.
4	Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond
Fund, Massachusetts Series Class A shares and Class B shares and the Lehman Brothers
Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Massachusetts Series on 4/30/94 to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are
reinvested.	Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Massachusetts municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.48)%	3.66%	5.17%
without sales charge		2.15%	4.61%	5.66%
Class B shares
with applicable redemption charge †		(2.28)%	3.76%	5.33%
without redemption		1.62%	4.09%	5.33%
Class C shares
with applicable redemption charge††	8/15/95	0.32%	3.79%	—	4.77%
without redemption	8/15/95	1.29%	3.79%	—	4.77%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—97.3%	Amount ($)		Value ($)

Massachusetts—83.8%
Boston Industrial Development Financing Authority,
Sewer Facility Revenue
(Harbor Electric Energy Co. Project)
7.375%, 5/15/2015	2,320,000		2,329,418
Greater Lawrence Sanitation District
5.75%, 6/15/2014 (Insured; MBIA)	1,425,000		1,599,776
Massachusetts Bay Transportation Authority:
Assessment Revenue 5.25%, 7/1/2030	1,750,000		1,772,855
(General Transportation Systems) 7%, 3/1/2021	1,000,000		1,244,450
Sales Tax Revenue 5%, 7/1/2022	1,000,000		1,017,720
Massachusetts (Consolidated Loan),
5.375%, 8/1/2022
(Insured; MBIA) (Prerefunded 8/1/2012)	1,000,000	[a]	1,109,570
Massachusetts Development Finance Agency, Revenue:
(Landmark School) 5.25%, 6/1/2029	1,100,000		1,103,597
(Neville Community)
5.75%, 6/20/2022 (Collateralized; GNMA)	600,000		643,758
Massachusetts Educational Financing Authority,
Education Loan Revenue
5.85%, 7/1/2014 (Insured; AMBAC)	680,000		711,334
Massachusetts Federal Highway,
Grant Anticipation Notes
5.25%, 12/15/2012 (Insured; MBIA)	1,000,000		1,098,800
Massachusetts Health and Educational
Facilities Authority, Revenue:
(Community College Program)
5.25%, 10/1/2026 (Insured; AMBAC)	2,845,000		2,889,752
(Harvard University)
5%, 7/15/2022	1,045,000		1,078,001
Healthcare Systems (Covenant Health)
6%, 7/1/2022	2,000,000		2,128,460
(Milford-Whitinsville Hospital)
6.50%, 7/15/2023	1,000,000		1,038,090
(Partners Healthcare System):
6%, 7/1/2016	1,520,000		1,666,893
5%, 7/1/2020	1,200,000		1,210,020
5.75%, 7/1/2032	1,350,000		1,412,978
(Schepens Eye Research) 6.50%, 7/1/2028	2,135,000		2,273,497
(Simmons College)
5%, 10/1/2023 (Insured; FGIC)	1,000,000		1,016,870

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Health and Educational
Facilities Authority, Revenue (continued):
(Tufts University):
5.50%, 8/15/2018	1,625,000		1,819,464
5.25%, 2/15/2030	2,000,000		2,041,620
(Wheaton College) 5%, 7/1/2016	1,255,000		1,297,908
(Williams College) 5%, 7/1/2017	1,030,000		1,080,522
Massachusetts Housing Finance Agency:
Housing Development
5.40%, 6/1/2020 (Insured; MBIA)	1,200,000		1,234,908
Housing Revenue Rental Mortgage
6%, 7/1/2037 (Insured; AMBAC)	1,000,000		1,022,980
Massachusetts Industrial Finance Agency:
Health Care Facility Revenue
(Metro Health Foundation, Inc. Project)
6.75%, 12/1/2027	1,000,000		926,850
Resource Recovery Revenue (Ogden Haverhill Project)
5.60%, 12/1/2019	1,000,000		947,700
Water Treatment Revenue (American Hingham)
6.95%, 12/1/2035	3,000,000		3,175,140
Massachusetts Water Pollution Abatement
(Trust Pool Program) 5%, 8/1/2016	1,000,000		1,052,040
Massachusetts Water Resources Authority
5.50%, 8/1/2009 (Insured; MBIA)	2,340,000		2,612,704
Narragansett Regional School District
6.50%, 6/1/2016 (Insured; AMBAC)	1,205,000		1,416,321
New England Educational Loan Marketing Corporation
Student Loan Revenue 6.90%, 11/1/2009	1,000,000		1,091,630
Route 3 North Transportion Improvement
Association, LR 5.75%, 6/15/2018
(Insured; MBIA) (Prerefunded 6/15/2010)	1,000,000	[a]	1,136,250
University of Massachusetts Building Authority,
Project Revenue
5.25%, 11/1/2015 (Insured; AMBAC)	1,000,000		1,084,430
Westfield 6.50%, 5/1/2017(Insured; FGIC)
(Prerefunded 5/1/2010)	1,750,000	[a]	2,072,228
U.S. Related—13.5%
Commonwealth of Puerto Rico
Public Improvement 5.25%, 7/1/2017	1,460,000		1,589,823

The Fund

9

STATEMENT OF INVESTMENTS (continued)

			Principal
Long-Term Municipal Investments (continued)			Amount ($)		Value ($)

U.S. Related (continued)
Puerto Rico Electric Power Authority, Power Revenue
5.125%, 7/1/2026			1,000,000		1,028,900
Puerto Rico Highway and Transportation Authority,
Transportation Revenue 5.75%, 7/1/2019			2,000,000		2,243,000
Puerto Rico Public Buildings Authority,
Guaranteed Government Facilities Revenue:
6.25%, 7/1/2015 (Insured; AMBAC)			1,100,000		1,320,572
5.75%, 7/1/2022			1,900,000		2,106,036
Total Long-Term Municipal Investments
(cost $	57,679,166)				59,646,865

Short-Term Municipal Investments—1.6%

Massachusetts
Massachusetts Water Resources Authority, VRDN
1.08% (LOC; Landesbank Hessen-Thuringen)			1,000,000	[b]	1,000,000

Total Investments (cost $		58,679,166)	98.9%		60,646,865
Cash and Receivables (Net)			1.1%		647,283
Net Assets			100.0%		61,294,148

10

Summary of Abbreviations

AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LR	Lease Revenue
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
GNMA	Government National Mortgage		Corporation
	Association	VRDN	Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		AAA		AAA	52.8
AA		Aa		AA	20.9
A		A		A	14.7
BBB		Baa		BBB	8.5
F1		MIG1/P1		SP1/A1	1.6
Not Rated [c]		Not Rated [c]		Not Rated [c]	1.5
					100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Securities payable on demand.Variable interest rate—subject to periodic change.
c	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
d	At April 30, 2004, the fund had $15,215,128 (25.0% of net assets) invested in securities whose payment of principal is dependent upon revenues generated from education projects.

See notes to financial statements.

The Fund

11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		58,679,166	60,646,865
Interest receivable			1,068,780
Receivable for shares of Beneficial Interest subscribed			6,811
Prepaid expenses			13,220
			61,735,676

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			46,375
Cash overdraft due to Custodian			186,830
Payable for shares of Beneficial Interest redeemed			172,292
Accrued expenses			36,031
			441,528

Net Assets ( $)			61,294,148

Composition of Net Assets ($):
Paid-in capital			59,254,662
Accumulated net realized gain (loss) on investments			71,787
Accumulated net unrealized appreciation
(depreciation) on investments			1,967,699

Net Assets ( $)			61,294,148

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	50,624,501	6,989,717	3,679,930
Shares Outstanding	4,400,309	608,002	319,603

Net Asset Value Per Share ($)	11.50	11.50	11.51

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	3,209,677
Expenses:
Management fee—Note 3(a)	358,353
Shareholder servicing costs—Note 3(c)	204,889
Distribution fees—Note 3(b)	65,287
Professional fees	23,707
Registration fees	21,681
Prospectus and shareholders’ reports	13,038
Custodian fees	10,655
Trustees’ fees and expenses—Note 3(d)	1,943
Loan commitment fees—Note 2	633
Miscellaneous	11,478
Total Expenses	711,664
Investment Income—Net	2,498,013

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	427,829
Net unrealized appreciation (depreciation) on investments	(1,651,335)
Net Realized and Unrealized Gain (Loss) on Investments	(1,223,506)
Net Increase in Net Assets Resulting from Operations	1,274,507

See notes to financial statements.

The Fund

13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	2,498,013	2,602,371
Net realized gain (loss) on investments	427,829	382,668
Net unrealized appreciation
(depreciation) on investments	(1,651,335)	2,217,777
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,274,507	5,202,816

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,120,690)	(2,320,675)
Class B shares	(250,624)	(218,200)
Class C shares	(118,918)	(58,353)
Net realized gain on investments:
Class A shares	(407,008)	—
Class B shares	(57,030)	—
Class C shares	(31,670)	—
Total Dividends	(2,985,940)	(2,597,228)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	4,688,263	6,919,982
Class B shares	1,844,610	3,058,512
Class C shares	2,666,492	1,920,281
Dividends reinvested:
Class A shares	1,622,446	1,342,669
Class B shares	164,876	109,100
Class C shares	86,712	20,130
Cost of shares redeemed:
Class A shares	(11,104,436)	(5,511,146)
Class B shares	(1,773,422)	(1,056,070)
Class C shares	(1,492,249)	(198,348)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(3,296,708)	6,605,110
Total Increase (Decrease) in Net Assets	(5,008,141)	9,210,698

Net Assets ($):
Beginning of Period	66,302,289	57,091,591
End of Period	61,294,148	66,302,289

14

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	398,415	593,841
Shares issued for dividends reinvested	138,270	115,296
Shares redeemed	(950,587)	(475,864)
Net Increase (Decrease) in Shares Outstanding	(413,902)	233,273

Class Ba
Shares sold	156,667	261,655
Shares issued for dividends reinvested	14,069	9,362
Shares redeemed	(151,390)	(90,642)
Net Increase (Decrease) in Shares Outstanding	19,346	180,375

Class C
Shares sold	224,096	165,114
Shares issued for dividends reinvested	7,394	1,718
Shares redeemed	(126,206)	(16,605)
Net Increase (Decrease) in Shares Outstanding	105,284	150,227

a During the period ended April 30, 2004, 30,500 Class B shares representing $360,298, were automatically converted to 30,484 Class A shares and during the period ended April 30, 2003, 56,000 Class B shares representing $658,323 were automatically converted to 55,953 Class A shares.

See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	11.80	11.30	11.14	10.69	11.68
Investment Operations:
Investment income—net	.46[b]	.50[b]	.53[b]	.56	.57
Net realized and unrealized
gain (loss) on investments	(.21)	.50	.16	.45	(.98)
Total from Investment Operations	.25	1.00	.69	1.01	(.41)
Distributions:
Dividends from investment income—net	(.46)	(.50)	(.53)	(.56)	(.57)
Dividends from net realized
gain on investments	(.09)	—	—	—	(.01)
Total Distributions	(.55)	(.50)	(.53)	(.56)	(.58)
Net asset value, end of period	11.50	11.80	11.30	11.14	10.69

Total Return (%)[c]	2.15	9.04	6.25	9.63	(3.42)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.99	.98	.97	.96	.98
Ratio of net investment income
to average net assets	3.94	4.35	4.66	5.09	5.22
Portfolio Turnover Rate	46.61	70.83	58.32	51.41	57.94

Net Assets, end of period ($ x 1,000)	50,624	56,826	51,756	51,557	50,885

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.64% to 4.66%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	11.80	11.29	11.14	10.68	11.67
Investment Operations:
Investment income—net	.40[b]	.44[b]	.46[b]	.50	.52
Net realized and unrealized
gain (loss) on investments	(.21)	.51	.16	.46	(.98)
Total from Investment Operations	.19	.95	.62	.96	(.46)
Distributions:
Dividends from investment income—net	(.40)	(.44)	(.47)	(.50)	(.52)
Dividends from net realized
gain on investments	(.09)	—	—	—	(.01)
Total Distributions	(.49)	(.44)	(.47)	(.50)	(.53)
Net asset value, end of period	11.50	11.80	11.29	11.14	10.68

Total Return (%)[c]	1.62	8.58	5.61	9.18	(3.93)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.51	1.48	1.48	1.48	1.49
Ratio of net investment income
to average net assets	3.41	3.80	4.13	4.57	4.70
Portfolio Turnover Rate	46.61	70.83	58.32	51.41	57.94

Net Assets, end of period ($ x 1,000)	6,990	6,944	4,611	4,566	4,648

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.12% to 4.13%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	11.82	11.31	11.15	10.70	11.69
Investment Operations:
Investment income—net	.38[b]	.41[b]	.42[b]	.46	.49
Net realized and unrealized
gain (loss) on investments	(.23)	.52	.17	.45	(.98)
Total from Investment Operations	.15	.93	.59	.91	(.49)
Distributions:
Dividends from investment income—net	(.37)	(.42)	(.43)	(.46)	(.49)
Dividends from net realized
gain on investments	(.09)	—	—	—	(.01)
Total Distributions	(.46)	(.42)	(.43)	(.46)	(.50)
Net asset value, end of period	11.51	11.82	11.31	11.15	10.70

Total Return (%)[c]	1.29	8.31	5.39	8.65	(4.16)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.74	1.71	1.72	1.79	1.68
Ratio of net investment income
to average net assets	3.15	3.50	3.81	4.18	4.51
Portfolio Turnover Rate	46.61	70.83	58.32	51.41	57.94

Net Assets, end of period ($ x 1,000)	3,680	2,532	725	373	141

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.79% to 3.81%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Massachusetts Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,118 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

20

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $72,511 and unrealized appreciation $1,975,443. In addition, the fund had $724 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: tax exempt $2,490,232 and $2,597,228, ordinary income $119,267 and $0 and long-term capital gains $376,441 and $0, respectively.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $7,781, increased net realized gain (loss) on investments by $5,625 and increased paid-in capital by $2,156. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $28,241, Rule 12b-1 distribution fees $5,297 and shareholder services plan fees $12,837.

During the period ended April 30, 2004, the Distributor retained $6,463 from commissions earned on sales of the fund’s Class A shares and $13,090 and $5,348 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of

22

1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $36,899 and $28,388, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $134,975, $18,450 and $9,463, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $26,537 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $29,593,183 and $32,220,920, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $58,671,422; accordingly, accumulated net unrealized appreciation on investments was $1,975,443, consisting of $2,427,151 gross unrealized appreciation and $451,708 gross unrealized depreciation.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On April 6, 2004, the fund’s Board of Trustees approved an Agreement and Plan of Reorganization, subject to the approval of shareholders of Dreyfus Massachusetts Tax Exempt Bond Fund, on or about September 8, 2004, providing for the fund to acquire the net assets of Dreyfus Massachusetts Tax Exempt Bond Fund in exchange for shares of Capital Stock of the fund.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2004:

  all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and the fund hereby designates $.0688 per share as a long-term capital gain distribution of the $.0906 per share paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

26

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.	Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund

29

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.

30

NOTES

For More Information

Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0063AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Michigan Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including discussion with the fund’s portfolio manager,W. Michael Petty.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corpo rations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to sug gest ways to position your portfolio for the opportunities and chal lenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 0.72% for Class A shares, 0.21% for Class B shares and 0.06% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Michigan Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 1.25%.3

A strengthening U.S. economy and concerns among investors regarding eventual increases in interest rates caused heightened volatility in the municipal bond market for much of the reporting period. On average, however, municipal bond prices ended the reporting period only modestly lower than where they began.The fund produced lower returns than its benchmark and Lipper category average, primarily because of its relatively long average duration — a measure of sensitivity to changing interest rates — during the summer of 2003, as well as the early redemption at par on a bond we had considered a core holding.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Michigan state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Michigan state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market condi-

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

tions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Municipal bonds continued to rally during the spring of 2003 in anticipation of lower short-term interest rates. Soon after the Federal Reserve Board (the “Fed”) reduced the federal funds rate in late June to its lowest level since 1958, new signs of economic recovery emerged, sparking concerns that the most recent rate-cut might be the last of the current cycle.As a result, municipal bond prices fell sharply during the summer of 2003.Although heightened volatility continued through the first quarter of 2004, tax-exempt bonds gradually rebounded. However, in April 2004, evidence of stronger job growth and rising inflationary pressures caused municipal bond prices to decline, wiping out any gains achieved since the previous summer.

On a more positive note, a stronger U.S. economy recently has benefited the fiscal conditions of many states and municipalities, including Michigan.Although the state remains on negative credit watch by one of the major credit rating agencies, higher tax revenues have relieved some of Michigan’s budgetary pressures.

4

In this environment, we gradually reduced the fund’s average duration to a range that we considered to be more in line with that of its Index.This shift helped support the fund’s relative performance during the second half of the reporting period. However, because the fund’s average duration was relatively long during the summer of 2003, it had a negative impact on the fund’s total returns for the reporting period as a whole.

When purchasing new securities, we generally focused on high-coupon, premium-priced bonds that historically have held more of their value during market declines.We tended to focus on high-quality securities, including insured school district bonds4 and debt backed by the revenues of essential-services facilities. When we deemed it appropriate, we have reduced the fund’s holdings of interest-rate-sensitive securities, such as zero-coupon bonds.

What is the fund’s current strategy?

As the economy continues to strengthen and higher interest rates appear more likely, we have continued our efforts to reduce the fund’s average duration. However, the early redemption of some of the fund’s shorter effective maturity holdings has made this process a slow one. In addition, we have attempted to manage risks more effectively by diversifying the fund’s holdings more broadly among bonds of various maturities.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Michigan residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.
4	Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund

5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Michigan Series on 4/30/94 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Michigan municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Michigan municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(3.81)%	3.28%	5.10%
without sales charge		0.72%	4.23%	5.58%
Class B shares
with applicable redemption charge †		(3.65)%	3.38%	5.26%
without redemption		0.21%	3.72%	5.26%
Class C shares
with applicable redemption charge††	8/15/95	(0.91)%	3.48%	—	4.64%
without redemption	8/15/95	0.06%	3.48%	—	4.64%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—95.7%	Amount ($)		Value ($)

Allegan Hospital Finance Authority, HR
(Allegan General Hospital):
6.875%, 11/15/2017	4,460,000		4,595,986
7%, 11/15/2021	800,000		823,760
Anchor Bay School District, Building and Site
6%, 5/1/2023 (Insured; FGIC) (Prerefunded 5/1/2009)	1,500,000	[a]	1,709,775
Brighton Area School District:
Zero Coupon, 5/1/2014 (Insured; AMBAC)	8,000,000		5,090,960
Zero Coupon, 5/1/2020 (Insured; AMBAC)	5,000,000		2,243,900
Clarkston Community School
5.75%, 5/1/2016 (Insured; FGIC)
(Prerefunded 5/1/2005)	1,340,000	[a]	1,411,958
Detroit, Water Supply Systems Revenue
5.75%, 7/1/2028 (Insured; FGIC)
(Prerefunded 7/1/2011)	4,000,000	[a]	4,598,640
Detroit City School District:
5.125%, 5/1/2031 (Insured; FSA)	1,000,000		1,007,370
Building and Site Improvement:
5.50%, 5/1/2017 (Insured; FGIC)	2,000,000		2,184,620
6%, 5/1/2020 (Insured, FGIC)	1,000,000		1,167,920
Dickinson County Healthcare System, HR:
5.50%, 11/1/2013 (Insured; ACA)	5,715,000		6,008,465
5.70%, 11/1/2018 (Insured; ACA)	3,000,000		3,125,010
Fowlerville Community Schools School District
5.60%, 5/1/2016 (Insured; MBIA)
(Prerefunded 5/1/2007)	2,995,000	[a]	3,284,646
Grand Rapids Housing Finance Authority, Multi-Family
Revenue 7.625%, 9/1/2023 (Collateralized; FNMA)	1,000,000		1,006,900
Grand Valley State University, Revenue
5.25%, 12/1/2020 (Insured; FGIC)	3,000,000		3,177,720
Huron Valley School District
Zero Coupon, 5/1/2018 (Insured; FGIC)	6,370,000		3,220,799
Kalamazoo Hospital Finance Authority,
Hospital Facilities Revenue (Borgess Medical Center)
6.25%, 6/1/2014 (Insured; FGIC)	2,000,000		2,364,020
Kent County, Airport Facilities Revenue
(Kent County International Airport):
5.90%, 1/1/2012 (Prerefunded 1/1/2005)	1,145,000	[a]	1,201,036
5.90%, 1/1/2013 (Prerefunded 1/1/2005)	1,095,000	[a]	1,148,589
6.10%, 1/1/2025 (Prerefunded 1/1/2005)	3,000,000	[a]	3,150,810
Kentwood Public Schools:
5%, 5/1/2021 (Insured; MBIA)	1,000,000		1,026,620
5%, 5/1/2023 (Insured; MBIA)	2,430,000		2,467,859

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Lake Orion Community School District
5.80%, 5/1/2015 (Insured; AMBAC)
(Prerefunded 5/1/2005)	2,085,000	[a]	2,180,618
Michigan Building Authority, LR
9.63% 10/15/2017	5,000,000	[b,c]	5,829,100
Michigan Hospital Finance Authority, HR:
(Detroit Medical Center) 8.125%, 8/15/2012	75,000		73,466
(Genesys Health Systems)
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	5,000,000	[a]	5,554,650
(Trinity Healtheast) 6%, 12/1/2027 (Insured; AMBAC)	3,500,000		3,811,675
Michigan Housing Representatives, COP
Zero Coupon, 8/15/2022 (Insured; AMBAC)	5,575,000		2,152,898
Michigan Municipal Bond Authority, Revenue:
(Clean Water State Revolving Fund)
9.492%, 10/1/2021	5,100,000	[b,c]	5,735,511
(State Revolving Fund)
6.50%, 10/1/2017 (Prerefunded 10/1/2004)	3,500,000	[a]	3,647,525
Michigan Strategic Fund, Limited Obligation Revenue:
(Detroit Education Exempt Facilities)
5.25%, 12/15/2032	1,250,000		1,265,138
(NSF International Project):
5%, 8/1/2014	1,290,000		1,332,854
5.125%, 8/1/2019	700,000		704,046
5.25%, 8/1/2026	1,000,000		985,080
SWDR (Genesee Power Station Project)
7.50%, 1/1/2021	2,800,000		2,358,160
Monroe County, PCR (Detroit Edison Project)
6.55%, 6/1/2024 (Insured; MBIA)	1,700,000		1,724,191
Monroe County Economic Development Corp, Ltd.
Obligation Revenue (Detroit Edison Co. Project)
6.95%, 9/1/2022 (Insured; FGIC)	2,000,000		2,534,180
Northville, Special Assessment (Wayne County)
7.875%, 1/1/2006	345,000		346,746
Pontiac Tax Increment Finance Authority, Revenue
6.375%, 6/1/2031	3,170,000		3,125,557
Redford Unified School District
5.50%, 5/1/2015 (Insured; AMBAC)	1,260,000		1,407,256
Romulus Economic Development Corp, Ltd. Obligation
EDR (Romulus Hir Ltd. Partnership Project)
7%, 11/1/2015 (Insured; ITT Lyndon
Property Insurance Co.)	3,700,000		4,551,666
Stockbridge Community Schools
5.50%, 5/1/2021	600,000		647,640

		The Fund

9

STATEMENT OF INVESTMENTS (continued)

			Principal
Long-Term Municipal Investments (continued)			Amount ($)		Value ($)

Sturgis Public School District, School Building and
Site 5.625%, 5/1/2025			5,085,000		5,371,235
Wyandotte, Electric Revenue:
5.375%, 10/1/2016 (Insured; MBIA)			1,870,000		2,020,329
5.375%, 10/1/2017 (Insured; MBIA)			2,000,000		2,151,360
Total Long-Term Municipal Investments
(cost $	108,192,745)				115,528,244

Short-Term Municipal Investments—1.7%

Detroit, Sewer Disposal Revenue, VRDN
1.09%, (Insured; FSA, SBPA; Dexia Credit Local)			800,000	[d]	800,000
University of Michigan, Revenue, VRDN
(Medical Service Plan) 1.07%			1,255,000	[d]	1,255,000
Total Short-Term Municipal Investments
(cost $	2,055,000)				2,055,000

Total Investments (cost $		110,247,745)	97.4%		117,583,244
Cash and Receivables (Net)			2.6%		3,199,081
Net Assets			100.0%		120,782,325

10

Summary of Abbreviations
ACA		American Capital Access		FSA	Financial Security Assurance
AMBAC		American Municipal Bond		HR	Hospital Revenue
		Assurance Corporation		LR	Lease Revenue
COP		Certificate of Participation		MBIA	Municipal Bond Investors Assurance
EDR	Economic Development Revenue				Insurance Corporation
FGIC		Financial Guaranty Insurance		PCR	Pollution Control Revenue
	Company			SBPA	Standby Bond Purchase Agreement
FNMA		Federal National Mortgage		SWDR	Solid Waste Disposal Revenue
		Association		VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	67.0
AA		Aa		AA	5.3
A		A		A	7.3
BBB		Baa		BBB	2.4
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	5.0
Not Rated[e]		Not Rated[e]		Not Rated[e]	12.9
					100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Inverse floater security—the interest rate is subject to change periodically.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, these securities amounted to $11,564,611 or 9.6% of net assets.

d	Securities payable on demand.Variable interest rate—subject to periodic change.
e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund

11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		110,247,745	117,583,244
Cash			1,445,162
Interest receivable			1,973,141
Receivable for shares of Beneficial Interest subscribed			50,223
Prepaid expenses			17,116
			121,068,886

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			88,653
Payable for shares of Beneficial Interest redeemed			155,193
Accrued expenses			42,715
			286,561

Net Assets ( $)			120,782,325

Composition of Net Assets ($):
Paid-in capital			115,474,779
Accumulated net realized gain (loss) on investments			(2,027,953)
Accumulated net unrealized appreciation
(depreciation) on investments			7,335,499

Net Assets ( $)			120,782,325

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	104,550,857	9,346,609	6,884,859
Shares Outstanding	6,991,247	625,107	460,275

Net Asset Value Per Share ($)	14.95	14.95	14.96

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	6,959,529
Expenses:
Management fee—Note 3(a)	717,932
Shareholder servicing costs—Note 3(c)	418,118
Distribution fees—Note 3(b)	107,248
Registration fees	24,708
Professional fees	21,692
Custodian fees	18,893
Prospectus and shareholders’ reports	13,044
Trustees’ fees and expenses—Note 3(d)	4,513
Loan commitment fees—Note 2	1,296
Miscellaneous	12,994
Total Expenses	1,340,438
Investment Income—Net	5,619,091

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	191,603
Net unrealized appreciation (depreciation) on investments	(4,748,386)
Net Realized and Unrealized Gain (Loss) on Investments	(4,556,783)
Net Increase in Net Assets Resulting from Operations	1,062,308

See notes to financial statements.

The Fund

13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	5,619,091	6,216,729
Net realized gain (loss) on investments	191,603	(1,526,800)
Net unrealized appreciation
(depreciation) on investments	(4,748,386)	5,429,720
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,062,308	10,119,649

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,932,719)	(5,493,530)
Class B shares	(418,050)	(461,121)
Class C shares	(259,607)	(267,023)
Total Dividends	(5,610,376)	(6,221,674)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	5,292,797	4,090,206
Class B shares	1,080,114	3,099,360
Class C shares	1,147,273	3,394,496
Dividends reinvested:
Class A shares	2,940,011	3,118,933
Class B shares	159,424	175,428
Class C shares	172,203	167,463
Cost of shares redeemed:
Class A shares	(16,607,092)	(11,499,968)
Class B shares	(2,978,810)	(2,340,947)
Class C shares	(1,676,589)	(1,212,427)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(10,470,669)	(1,007,456)
Total Increase (Decrease) in Net Assets	(15,018,737)	2,890,519

Net Assets ($):
Beginning of Period	135,801,062	132,910,543
End of Period	120,782,325	135,801,062

14

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	342,985	266,815
Shares issued for dividends reinvested	191,431	202,942
Shares redeemed	(1,076,192)	(750,520)
Net Increase (Decrease) in Shares Outstanding	(541,776)	(280,763)

Class Ba
Shares sold	69,965	201,969
Shares issued for dividends reinvested	10,380	11,414
Shares redeemed	(193,440)	(152,311)
Net Increase (Decrease) in Shares Outstanding	(113,095)	61,072

Class C
Shares sold	73,828	221,594
Shares issued for dividends reinvested	11,212	10,889
Shares redeemed	(108,707)	(78,863)
Net Increase (Decrease) in Shares Outstanding	(23,667)	153,620

a During the period ended April 30, 2004, 59,810 Class B shares representing $922,518 were automatically converted to 59,798 Class A shares and during the period ended April 30, 2003, 65,008 Class B shares representing $1,004,522 were automatically converted to 64,996 Class A shares.

See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	15.51	15.07	14.82	14.32	15.57
Investment Operations:
Investment income—net	.68[b]	.72[b]	.73[b]	.75	.76
Net realized and unrealized
gain (loss) on investments	(.56)	.44	.25	.50	(1.16)
Total from Investment Operations	.12	1.16	.98	1.25	(.40)
Distributions:
Dividends from investment income—net	(.68)	(.72)	(.73)	(.75)	(.76)
Dividends from net realized
gain on investments	—	—	—	—	(.09)
Total Distributions	(.68)	(.72)	(.73)	(.75)	(.85)
Net asset value, end of period	14.95	15.51	15.07	14.82	14.32

Total Return (%)[c]	.72	7.85	6.72	8.90	(2.56)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.95	.95	.94	.93	.94
Ratio of net investment income
to average net assets	4.39	4.70	4.86	5.11	5.18
Portfolio Turnover Rate	20.76	27.03	38.11	29.62	29.55

Net Assets, end of period ($ x 1,000)	104,551	116,844	117,732	119,860	123,635

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.86%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	15.51	15.06	14.82	14.32	15.56
Investment Operations:
Investment income—net	.60[b]	.64[b]	.65[b]	.68	.69
Net realized and unrealized
gain (loss) on investments	(.56)	.45	.24	.50	(1.15)
Total from Investment Operations	.04	1.09	.89	1.18	(.46)
Distributions:
Dividends from investment income—net	(.60)	(.64)	(.65)	(.68)	(.69)
Dividends from net realized
gain on investments	—	—	—	—	(.09)
Total Distributions	(.60)	(.64)	(.65)	(.68)	(.78)
Net asset value, end of period	14.95	15.51	15.06	14.82	14.32

Total Return (%)[c]	.21	7.38	6.11	8.35	(2.98)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.45	1.45	1.44	1.44	1.44
Ratio of net investment income
to average net assets	3.88	4.18	4.34	4.60	4.66
Portfolio Turnover Rate	20.76	27.03	38.11	29.62	29.55

Net Assets, end of period ($ x 1,000)	9,347	11,449	10,201	11,422	13,101

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.33% to 4.34%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	15.51	15.07	14.82	14.33	15.57
Investment Operations:
Investment income—net	.56[b]	.60[b]	.62[b]	.64	.65
Net realized and unrealized
gain (loss) on investments	(.55)	.45	.25	.49	(1.15)
Total from Investment Operations	.01	1.05	.87	1.13	(.50)
Distributions:
Dividends from investment income—net	(.56)	(.61)	(.62)	(.64)	(.65)
Dividends from net realized
gain on investments	—	—	—	—	(.09)
Total Distributions	(.56)	(.61)	(.62)	(.64)	(.74)
Net asset value, end of period	14.96	15.51	15.07	14.82	14.33

Total Return (%)[c]	.06	7.07	5.93	8.01	(3.22)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.67	1.68	1.68	1.69	1.69
Ratio of net investment income
to average net assets	3.66	3.93	4.05	4.33	4.43
Portfolio Turnover Rate	20.76	27.03	38.11	29.62	29.55

Net Assets, end of period ($ x 1,000)	6,885	7,508	4,978	1,480	1,104

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.04% to 4.05%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Michigan Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,912 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

20

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $2,006,438 and unrealized appreciation $7,337,950. In addition, the fund had $21,515 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, $398,353 of the carryover expires in fiscal 2009 and $1,608,085 expires in fiscal 2012.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003 were as follows: tax exempt income $5,610,376 and $6,221,674, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $8,715, increased accumulated net realized gain (loss) on investments by $7,761 and increased paid-in capital by $954. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $55,306, Rule 12b-1 distribution plan fees $8,209 and shareholder services plan fees $25,138.

During the period ended April 30, 2004, the Distributor retained $5,711 from commissions earned on sales of the fund’s Class A shares and $14,870 and $5,137 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

22

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $54,014 and $53,234, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $281,581, $27,007 and $17,745, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $57,850 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $25,519,950 and $28,295,237, respectively.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2004, the cost of investments for federal income tax purposes was $110,245,294; accordingly, accumulated net unrealized appreciation on investments was $7,337,950, consisting of $8,104,420 gross unrealized appreciation and $766,470 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

The Fund

25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Michigan residents, Michigan personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

26

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm
(January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly,American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund

29

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

30

NOTES

For More Information

Dreyfus Premier State
Municipal Bond Fund,
Michigan Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0053AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series

The Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 1.85% for Class A shares, 1.40% for Class B shares and 1.09% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Minnesota Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 2.06%.3

A strengthening U.S. economy and concerns among investors regarding eventual increases in interest rates caused heightened volatility in the municipal bond market for much of the reporting period. On average, however, municipal bond prices ended the reporting period only modestly lower than where they began. The fund produced lower returns than its benchmark and Lipper category average, primarily because of its relatively long average duration — a measure of sensitivity to changing interest rates — during the summer of 2003, as well as lower reinvestment yields on assets that were redeemed early by their issuers.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Minnesota state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

T h e F u n d

3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Municipal bonds continued to rally during the spring of 2003 in anticipation of lower short-term interest rates. Soon after the Federal Reserve Board (the “Fed”) reduced the federal funds rate in late June to its lowest level since 1958, new signs of economic recovery emerged, sparking concerns that the most recent rate-cut might be the last of the current cycle.As a result, municipal bond prices fell sharply during the summer of 2003.Although heightened volatility continued through the first quarter of 2004, tax-exempt bonds gradually rebounded. However, in April 2004, evidence of stronger job growth and rising inflationary pressures caused municipal bond prices to decline, wiping out any gains achieved since the previous summer.

On a more positive note, a stronger U.S. economy recently has benefited the fiscal conditions of many states and municipalities, including Minnesota, where higher tax revenues have relieved some of the state’s budgetary pressures.

In this environment, we gradually reduced the fund’s average duration to a range that we considered to be more in line with that of its Index.This shift helped support the fund’s relative performance during the second half of the reporting period. However, because the fund’s average dura-

4

tion was relatively long during the summer of 2003, it had a negative impact on the fund’s total returns for the reporting period as a whole.

When purchasing new securities, we generally focused on high-coupon, premium-priced bonds that historically have held more of their value during market declines.We tended to focus on high-quality securities, including insured school district bonds4 and debt backed by the revenues of essential-services facilities. When we deemed it appropriate, we have reduced the fund’s holdings of interest-rate-sensitive securities, such as zero-coupon bonds.

What is the fund’s current strategy?

As the economy continues to strengthen and higher interest rates appear more likely, we have continued our efforts to reduce the fund’s average duration. However, the early redemption of some of the fund’s shorter effective maturity holdings has made this process a slow one. In addition, we have attempted to manage risks more effectively by diversifying the fund’s holdings more broadly among bonds of various maturities.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Minnesota residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.
4	Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

T h e F u n d

5

F U N D P E R F O R M A N C E

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Minnesota Series on 4/30/94 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Minnesota municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Minnesota municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.71)%	3.82%	5.12%
without sales charge		1.85%	4.78%	5.60%
Class B shares
with applicable redemption charge †		(2.50)%	3.90%	5.28%
without redemption		1.40%	4.24%	5.28%
Class C shares
with applicable redemption charge	8/15/95	0.11%	3.96%	—	4.57%
without redemption	8/15/95	1.09%	3.96%	—	4.57%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d

7

S TAT E M E N T O F I N V E S T M E N T S

A p r i l 3 0 , 2 0 0 4

	Principal
Long-Term Municipal Investments—92.5%	Amount ($)	Value ($)

Andover Economic Development Authority, Public Facility
LR (Andover Community Center) 5.20%, 2/1/2034	1,500,000	1,447,950
Anoka County, SWDR (United Power Association Project)
6.95%, 12/1/2008 (Guaranteed; National Rural
Utilities Cooperative Finance Corp.)	2,535,000	2,544,937
Bloomington Independent School District Number 271
5.125%, 2/1/2024 (Insured; FSA)	2,000,000	2,046,320
Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)	1,425,000	1,508,932
Chaska, Electric Revenue 6%, 10/1/2020	3,000,000	3,173,820
Columbia Heights, MFHR (Crest View)
6.625%, 4/20/2043 (Collateralized; GNMA)	1,500,000	1,590,750
Duluth Economic Development Authority,
Health Care Facilities Revenue
(Saint Lukes Hospital) 7.25%, 6/15/2032	3,000,000	3,128,430
Inver Grove Heights Independent School
District Number 199 5.75%, 2/1/2017	2,225,000	2,369,046
Lake Superior Independent School District Number 381:
5%, 4/1/2020 (Insured; FSA)	2,510,000	2,596,620
5%, 4/1/2021 (Insured; FSA)	2,640,000	2,719,358
Lakeville Independent School District Number 194
5.50%, 2/1/2024 (Insured; FGIC)	8,700,000	9,326,313
Mahtomedi Independent School District Number 832
Zero Coupon, 2/1/2017 (Insured; MBIA)	1,275,000	699,784
Minneapolis:
Health Care Facilities Revenue
(Shelter Care Foundation):
6%, 4/1/2010	565,000	553,700
6.50%, 4/1/2029	1,000,000	925,890
Home Ownership Program 7.10%, 6/1/2021	30,000	30,021
Revenue (Blake School Project) 5.45%, 9/1/2021	2,000,000	2,068,080
Tax Increment Revenue (Saint Anthony Falls Project)
5.75%, 2/1/2027	1,000,000	951,830
Zero Coupon, 12/1/2014	1,825,000	1,141,738
Minneapolis and Saint Paul Housing and Redevelopment
Authority, Health Care Systems Revenue
(HealthPartners Obligated Group Project):
6%, 12/1/2018	1,000,000	1,055,490
6%, 12/1/2020	2,290,000	2,394,264
Minneapolis and Saint Paul Metropolitan
Airports Commission, Airport Revenue:
5.25%, 1/1/2016 (Insured; MBIA)	2,460,000	2,644,992
5%, 1/1/2028 (Insured; MBIA)	1,000,000	1,006,580
5.75%, 1/1/2032 (Insured; FGIC)	4,995,000	5,400,394

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Minneapolis Public Facilities Authority, Water Pollution
Control Revenue 5.375%, 3/1/2019	3,000,000		3,240,480
State of Minnesota
(Duluth Airport) 6.25%, 8/1/2014	2,500,000		2,627,850
Minnesota Agricultural and Economic
Development Board, Revenue:
(Evangelical Lutheran Project):
6%, 2/1/2022	1,130,000		1,185,336
6%, 2/1/2027	1,750,000		1,826,633
(Fairview Health Care Systems)
6.375%, 11/15/2029	4,000,000		4,303,560
Minnesota Higher Education Facilities Authority,
College and University Revenue
(University of Saint Thomas):
5.35%, 4/1/2017	1,000,000		1,030,640
5.40%, 4/1/2022	2,125,000		2,157,810
Minnesota Housing Finance Agency:
Residential Housing Finance 5%, 1/1/2020	4,495,000		4,602,071
SFMR:
5.80%, 1/1/2019	1,760,000		1,829,150
5.45%, 1/1/2022 (Insured; MBIA)	865,000		892,559
6.95%, 7/1/2026	570,000		580,152
Minnesota Retirement Systems, Building Revenue
6%, 6/1/2030	1,475,000		1,632,825
New Hope, Housing and Health Care Facilities Revenue
(Masonic Home—North Ridge)
5.90%, 3/1/2019	1,000,000		1,009,240
Northern Municipal Power Agency, Electric System Revenue
9.325%, 1/1/2016 (Insured; FSA )	5,000,000	[a,b]	5,780,650
Northfield, HR 6%, 11/1/2031	2,000,000		2,067,860
Ramsey, LR (Pact Charter School Project)
6.75%, 12/1/2033	1,000,000		1,001,970
City of Red Wing, Health Care Facilities Revenue
(River Region Obligation Group) 6.50%, 9/1/2022
(Prerefunded 9/1/2005)	3,445,000	[c]	3,666,755
Rosemount Independent School District Number 196
Zero Coupon, 4/1/2014 (Insured; MBIA)	2,960,000		1,907,335
Saint Cloud Housing and Redevelopment Authority,
Revenue (State University Foundation Project)
5.125%, 5/1/2018	1,500,000		1,569,285
Saint Paul Housing and Redevelopment Authority, Revenue:
Hospital (HealthEast Project)
5.70%, 11/1/2015 (Insured; ACA)	2,000,000		2,093,520

	T h e		F u n d

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Saint Paul Housing and Redevelopment Authority,
Revenue (continued):
MFHR (Wellington Project)
5.10%, 2/1/2024 (Insured; FHLMC)	2,000,000	2,025,940
Parking (Block 19 Ramp)
5.25%, 8/1/2023 (Insured; FSA)	3,395,000	3,515,998
Single Family Mortgage
6.90%, 12/1/2021 (Insured; FNMA)	255,000	255,115
Saint Paul Port Authority, Hotel Facility Revenue
(Radisson Kellogg Project) 7.375%, 8/1/2029	2,850,000	2,870,463
Seaway Port Authority of Duluth, Industrial Development
Dock and Wharf Revenues (Cargill Inc. Project)
6.80%, 5/1/2012 (Prerefunded 5/3/2004)	2,000,000	[c]	2,000,940
Southern Municipal Power Agency,
Power Supply System Revenue:
5%, 1/1/2011 (Insured; MBIA)	3,515,000	3,824,953
Zero Coupon, 1/1/2025 (Insured; MBIA)	4,755,000	1,612,801
Zero Coupon, 1/1/2026 (Insured; MBIA)	4,625,000	1,479,353
Washington County Housing and Redevelopment Authority:
Hospital Facility Revenue (Healtheast Project)
5.375%, 11/15/2018 (Insured; ACA)	2,215,000	2,260,186
Pooled Financing 5.50%, 2/1/2032 (Insured; MBIA)	2,000,000	2,078,300
Western Minnesota Municipal Power Agency, Electric Power
and Light Revenue 5.50%, 1/1/2012 (Insured; AMBAC)	900,000	966,213
Willmar (Rice Memorial Hospital Project)
5%, 2/1/2032 (Insured; FSA)	4,000,000	4,051,480
Total Long-Term Municipal Investments
(cost $	118,839,860)	123,272,662

Short-Term Municipal Investments—5.2%

Minneapolis and Saint Paul Housing and Redevelopment
Authority, Health Care Systems Revenue, VRDN
(Childrens Health Care) 1.08% (Insured; FSA)
(cost $	6,895,000)	6,895,000	[d]	6,895,000

Total Investments (cost $	125,734,860)	97.7%	130,167,662
Cash and Receivables (Net)	2.3%	3,085,466
Net Assets	100.00%	133,253,128

10

Summary of Abbreviations
ACA	American Capital Access		GNMA	Government National Mortgage
AMBAC	American Municipal Bond Assurance			Association
	Corporation		HR	Hospital Revenue
FGIC	Financial Guaranty Insurance		LR	Lease Revenue
	Company		MBIA	Municipal Bond Investors Assurance
FHLMC	Federal Home Loan Mortgage			Insurance Corporation
	Corporation		MFHR	Multi-Family Housing Revenue
FNMA	Federal National Mortgage		SFMR	Single Family Mortgage Revenue
	Association		SWDR	Solid Waste Development Revenue
FSA	Financial Security Assurance		VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)

AAA	Aaa		AAA	46.7
AA	Aa		AA	8.4
A	A		A	20.0
BBB	Baa		BBB	7.1
BB	Ba		BB	2.4
F1	MIG1/P1		SP1/A1	5.3
Not Rated[e]	Not Rated[e]		Not Rated[e]	10.1
				100.0

a Inverse floater security—the interest rate is subject to change periodically.

b	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30,2004, this security amounted to $5,780,650 or 4.3% of net assets.

c	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d	Securities payable on demand.Variable interest rate —subject to periodic change.
e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of compaable quality to those rated securities in which the fund may invest.

See notes to financial statements.

T h e F u n d

11

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

A p r i l 3 0	, 2	0	0 4

Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	125,734,860	130,167,662
Cash	2,843,563
Interest receivable	1,854,825
Receivable for shares of Beneficial Interest subscribed	26,991
Prepaid expenses	14,934
134,907,975

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)	98,449
Payable for investment securities purchased	1,455,705
Payable for shares of Beneficial Interest redeemed	72,806
Accrued expenses	27,887
1,654,847

Net Assets (	$)	133,253,128

Composition of Net Assets ($):
Paid-in capital	127,590,111
Accumulated net realized gain (loss) on investments	1,230,215
Accumulated net unrealized appreciation
(depreciation) on investments	4,432,802

Net Assets (	$)	133,253,128

Net Asset Value Per Share
Class A	Class B	Class C

Net Assets ($)	111,837,398	16,493,388	4,922,342
Shares Outstanding	7,361,319	1,083,853	323,522

Net Asset Value Per Share ($)	15.19	15.22	15.21

See notes to financial statements.

12

S TAT E M E N T O F O P E R AT I O N S

Ye a r E n d e d A p r i l 3 0 ,	2 0 0 4

Investment Income ($):
Interest Income		7,170,115
Expenses:
Management fee—Note 3(a)		769,759
Shareholder servicing costs—Note 3(c)		429,033
Distribution fees—Note 3(b)		121,135
Professional fees		23,942
Registration fees		23,646
Custodian fees		18,054
Prospectus and shareholders’ reports		11,616
Trustees’ fees and expenses—Note 3(d)		3,940
Loan commitment fees—Note 2		1,379
Miscellaneous		14,278
Total Expenses		1,416,782
Investment Income—Net		5,753,333

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		1,230,523
Net unrealized appreciation (depreciation) on investments		(4,528,132)
Net Realized and Unrealized Gain (Loss) on Investments		(3,297,609)
Net Increase in Net Assets Resulting from Operations		2,455,724

See notes to financial statements.

T h e F u n d

13

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	5,753,333	6,013,193
Net realized gain (loss) on investments	1,230,523	254,354
Net unrealized appreciation
(depreciation) on investments	(4,528,132)	6,057,069
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,455,724	12,324,616

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,953,886)	(5,251,269)
Class B shares	(643,289)	(625,857)
Class C shares	(155,202)	(136,108)
Net realized gain on investments:
Class A shares	(120,489)	—
Class B shares	(18,016)	—
Class C shares	(4,607)	—
Total Dividends	(5,895,489)	(6,013,234)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	9,275,868	11,633,289
Class B shares	1,804,742	6,023,939
Class C shares	1,512,947	1,404,523
Dividends reinvested:
Class A shares	3,006,111	3,117,115
Class B shares	259,852	268,592
Class C shares	39,493	39,570
Cost of shares redeemed:
Class A shares	(19,969,317)	(15,650,671)
Class B shares	(3,236,271)	(2,632,909)
Class C shares	(684,861)	(637,104)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(7,991,436)	3,566,344
Total Increase (Decrease) in Net Assets	(11,431,201)	9,877,726

Net Assets ($):
Beginning of Period	144,684,329	134,806,603
End of Period	133,253,128	144,684,329

14

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	601,450	761,222
Shares issued for dividends reinvested	194,848	204,035
Shares redeemed	(1,296,933)	(1,027,247)
Net Increase (Decrease) in Shares Outstanding	(500,635)	(61,990)

Class Ba
Shares sold	116,545	394,175
Shares issued for dividends reinvested	16,821	17,542
Shares redeemed	(209,476)	(172,103)
Net Increase (Decrease) in Shares Outstanding	(76,110)	239,614

Class C
Shares sold	97,201	92,207
Shares issued for dividends reinvested	2,557	2,583
Shares redeemed	(44,915)	(41,639)
Net Increase (Decrease) in Shares Outstanding	54,843	53,151
a During the period ended April 30, 2004, 121,789 Class B shares representing $1,884,862 were automatically converted to 121,993 Class A shares and during the period ended April 30, 2003, 94,051 Class B shares representing $1,438,901 were automatically converted to 94,210 Class A shares.
See notes to financial statements.

T h e F u n d

15

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	15.57	14.88	14.60	14.11	15.30
Investment Operations:
Investment income—net	.65[b]	.67[b]	.70[b]	.74	.75
Net realized and unrealized
gain (loss) on investments	(.36)	.69	.28	.49	(1.13)
Total from Investment Operations	.29	1.36	.98	1.23	(.38)
Distributions:
Dividends from investment income—net	(.65)	(.67)	(.70)	(.74)	(.75)
Dividends from net realized
gain on investments	(.02)	—	—	—	(.06)
Total Distributions	(.67)	(.67)	(.70)	(.74)	(.81)
Net asset value, end of period	15.19	15.57	14.88	14.60	14.11

Total Return (%)[c]	1.85	9.31	6.82	8.90	(2.48)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.93	.94	.93	.92	.93
Ratio of net investment income
to average net assets	4.20	4.39	4.71	5.13	5.20
Portfolio Turnover Rate	29.35	22.45	33.33	14.00	13.45

Net Assets, end of period ($ x 1,000)	111,837	122,406	117,881	117,281	116,261

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	15.59	14.90	14.62	14.14	15.33
Investment Operations:
Investment income—net	.57[b]	.59[b]	.62[b]	.67	.67
Net realized and unrealized
gain (loss) on investments	(.35)	.69	.28	.48	(1.13)
Total from Investment Operations	.22	1.28	.90	1.15	(.46)
Distributions:
Dividends from investment income—net	(.57)	(.59)	(.62)	(.67)	(.67)
Dividends from net realized
gain on investments	(.02)	—	—	—	(.06)
Total Distributions	(.59)	(.59)	(.62)	(.67)	(.73)
Net asset value, end of period	15.22	15.59	14.90	14.62	14.14

Total Return (%)[c]	1.40	8.74	6.26	8.27	(2.97)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.43	1.44	1.44	1.43	1.46
Ratio of net investment income
to average net assets	3.69	3.85	4.18	4.62	4.64
Portfolio Turnover Rate	29.35	22.45	33.33	14.00	13.45

Net Assets, end of period ($ x 1,000)	16,493	18,089	13,714	14,417	14,671

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

T h e F u n d

17

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	15.59	14.90	14.62	14.13	15.33
Investment Operations:
Investment income—net	.53[b]	.55[b]	.56[b]	.63	.63
Net realized and unrealized
gain (loss) on investments	(.36)	.69	.31	.49	(1.14)
Total from Investment Operations	.17	1.24	.87	1.12	(.51)
Distributions:
Dividends from investment income—net	(.53)	(.55)	(.59)	(.63)	(.63)
Dividends from net realized
gain on investments	(.02)	—	—	—	(.06)
Total Distributions	(.55)	(.55)	(.59)	(.63)	(.69)
Net asset value, end of period	15.21	15.59	14.90	14.62	14.13

Total Return (%)[c]	1.09	8.48	5.99	8.03	(3.30)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.67	1.69	1.69	1.72	1.73
Ratio of net investment income
to average net assets	3.43	3.61	3.85	4.32	4.38
Portfolio Turnover Rate	29.35	22.45	33.33	14.00	13.45

Net Assets, end of period ($ x 1,000)	4,922	4,189	3,211	1,139	1,073

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

18

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Minnesota Series (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

T h e F u n d

19

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $11,068 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

20

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $1,230,215 and unrealized appreciation $4,432,802.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003 were as follows: tax exempt income $5,752,377 and $6,013,234, ordinary income $28,808 and $0 and long-term capital gains $114,304 and $0, respectively.

T h e F u n d

21

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $956 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $60,923, Rule 12b-1 distribution plan fees $9,834 and shareholder services plan fees $27,692.

During the period ended April 30, 2004, the Distributor retained $5,863 from commissions earned on sales of the fund’s Class A shares and $22,509 and $1,491 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During

22

the period ended April 30, 2004, Class B and Class C shares were charged $87,177 and $33,958, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $294,983, $43,589 and $11,319, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $52,262 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $39,077,049 and $49,443,947, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $125,734,860; accordingly, accumulated net unrealized appreciation on investments was $4,432,802, consisting of $4,871,049 gross unrealized appreciation and $438,247 gross unrealized depreciation.

T h e F u n d

23

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

24

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D

P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30,2004,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

T h e F u n d

25

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2004:

  all the dividends paid from investment income-net are “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Minnesota residents, Minnesota personal income taxes), and the fund hereby designates $.0127 per share as a long-term capital gain distribution of the $.0159 per share paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

26

B O A R D M E M B E R S I N F O R M AT I O N	( U n a u d i t e d )

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

T h e F u n d 27

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )	(continued)

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December		2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.		Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

28

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

T h e F u n d

29

O F F I C E R S O F T H E F U N D ( U n a u d i t e d ) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

30

N O T E S

For More Information

Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0055AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Scott Sprauer.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 1.83% for Class A shares, 1.32% for Class B shares and 1.00% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper North Carolina Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.69%.3

After rising during the opening months of the reporting period, municipal bond prices became more volatile during the summer of 2003, when signs of stronger economic growth began to emerge. Heightened market volatility generally continued through the end of the reporting period, with bond prices rising and falling along with investors’ concerns regarding potentially higher interest rates. The fund’s performance was roughly in line with that of the Lipper category average, primarily due to our focus on securities that historically have held up better in volatile markets than most other types of bonds. However, the fund’s returns trailed its benchmark, primarily because the benchmark contains bonds from many states, not just North Carolina, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and North Carolina state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from North Carolina state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30%

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Early in the reporting period, municipal bonds continued to benefit from a rally that began several years earlier as the U.S. economy weakened and the Federal Reserve Board (the “Fed”) reduced short-term interest rates.The most recent rate-cut occurred in late June 2003, when the Fed reduced the federal funds rate to its lowest level since 1958.

During the summer of 2003, however, new signs of economic recovery suggested that the June rate-cut might have been the Fed’s last of the current cycle, and municipal bond prices fell sharply. Although bonds gradually recovered during the fall of 2003 and winter of 2003-04, the market remained volatile as many investors reacted to new releases of economic data. Finally, during late March and April 2004, stronger evidence of job growth and renewed inflation-related concerns caused municipal bond prices to fall.

While stronger economic growth contributed to heightened market volatility during the reporting period, it also helped to improve the

4

fiscal condition of many states and municipalities. North Carolina has reported higher tax revenues in the recovering economy and is expected to end its current fiscal year with a modest budget surplus, which we believe should help support the credit quality of its bonds.

In this environment, we gradually reduced the fund’s average duration — a measure of sensitivity to changing interest rates — to a position we consider more in line with its benchmark. We also attempted to diversify the fund’s holdings more evenly among bonds of various maturities, although the limited supply of North Carolina bonds has made this process a relatively slow one.When purchasing new securities, we generally have focused on “single-A” or higher-rated bonds selling at premiums to their face values. Such bonds historically have held more of their value during market declines.

What is the fund’s current strategy?

We have continued to maintain our strategy in an attempt to manage risks in the stronger economic environment. Although we do not expect the Fed to raise interest rates imminently, we believe that it has begun to lay the groundwork for an eventual increase.Accordingly, we have positioned the fund in an attempt to weather further volatility while investors adjust to a stronger economy and potentially greater inflationary pressures.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-North Carolina residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, North Carolina Series on 4/30/94 to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are
reinvested.	Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in North Carolina municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in North Carolina municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.75)%	3.34%	5.28%
without sales charge		1.83%	4.30%	5.77%
Class B shares
with applicable redemption charge †		(2.60)%	3.44%	5.44%
without redemption		1.32%	3.78%	5.44%
Class C shares
with applicable redemption charge††	8/15/95	0.02%	3.52%	—	4.97%
without redemption	8/15/95	1.00%	3.52%	—	4.97%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—103.1%	Amount ($)		Value ($)

North Carolina—96.6%
Appalachian State University, Revenue,
Housing and Student Center System
5.60%, 7/15/2020 (Insured; FSA)	1,000,000		1,092,350
Cabarrus County, COP, Installment
Financing Contract 5.50%, 4/1/2014	2,000,000		2,182,760
Charlotte:
5%, 7/1/2021	1,525,000		1,573,388
5.60%, 6/1/2022	2,770,000		3,023,344
5%, 7/1/2022	2,110,000		2,165,367
Airport Revenue 5.75%, 7/1/2029 (Insured; MBIA)	1,500,000		1,588,035
Storm Water Fee Revenue:
5.25%, 6/1/2020 (Prerefunded 6/1/2012)	1,000,000	[a]	1,060,370
6%, 6/1/2025	2,000,000		2,315,580
Water and Sewer System Revenue:
5.50%, 6/1/2017	1,650,000		1,805,793
5.25%, 6/1/2025 (Prerefunded 6/1/2010)	3,710,000	[a]	4,147,335
Charlotte-Mecklenburg Hospital Authority, Health Care
System Revenue 5%, 1/15/2033	2,000,000		1,977,300
East Carolina University, University Revenue
4%, 5/1/2009 (Insured; MBIA)	1,040,000		1,085,916
Gaston County 4%, 5/1/2008	1,480,000		1,554,710
Guilford County 4%, 10/1/2007	2,500,000		2,629,250
Lincoln County 4%, 6/1/2008 (Insured; MBIA)	1,860,000		1,952,330
Mecklenburg County:
4%, 2/1/2009	1,345,000		1,410,259
5%, 4/1/2013	2,000,000		2,132,520
Public Improvement 4%, 2/1/2011	1,000,000		1,034,360
New Hanover County, COP, Public Improvement
(New Hanover County Projects)
5.75%, 11/1/2017	1,700,000		1,964,894
New Hanover County Industrial Facilities and
Pollution Control Financing Authority
(Occidental Petroleum) 6.50%, 8/1/2014	1,000,000		1,016,050
North Carolina Eastern Municipal Power
Agency, Power System Revenue:
6.20%, 1/1/2012 (Insured; FGIC)	2,000,000		2,331,820
5%, 1/1/2021 (Prerefunded 1/1/2021)	1,615,000	[a]	1,692,988
6%, 1/1/2022 (Insured; ACA)	1,000,000		1,107,000
6.75%, 1/1/2026 (Insured; ACA)	3,000,000		3,267,180
North Carolina Educational Assistance Authority,
Guaranteed Student Loan Revenue 6.35%, 7/1/2016	4,375,000		4,560,369

8

		Principal
Long-Term Municipal Investments (continued)		Amount ($)	Value ($)

North Carolina (continued)
North Carolina Housing Finance Agency,
Single Family Revenue 6.50%, 9/1/2026		2,130,000	2,190,151
North Carolina Medical Care Commission,
Revenue:
(DePaul Community Facilities Project)
7.625%, 11/1/2029		2,115,000	2,172,803
(North Carolina Housing Foundation Inc.)
6.625%, 8/15/2030 (Insured; ACA)		3,250,000	3,547,148
(Northeast Medical Center Project):
5.50%, 11/1/2025 (Insured; AMBAC)		1,000,000	1,031,970
5.50%, 11/1/2030 (Insured; AMBAC)		2,000,000	2,050,480
Retirement Facilities (Givens Estates Project)
6.50%, 7/1/2032		1,000,000	1,012,420
(Southeast Regional Medical Center)
6.25%, 6/1/2029		2,000,000	2,133,220
(Wilson Memorial Hospital Project)
Zero Coupon, 11/1/2016 (Insured; AMBAC)		3,055,000	1,673,957
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue 5.50%, 1/1/2013		2,500,000	2,699,075
North Carolina Infrastructure Finance Corp., COP
(North Carolina Correctional Facilities Project)
5%, 2/1/2011		2,000,000	2,167,040
Shelby, Combined Enterprise System Revenue
5.625%, 5/1/2014		1,000,000	1,031,180
University of North Carolina, Revenue
(Chapel Hill) 5%, 12/1/2020		2,000,000	2,052,700
Wake County, Public Improvement 4.50%, 3/1/2009		1,200,000	1,285,392
U.S. Related-6.5%
Puerto Rico Public Finance Corp.
5.375%, 8/1/2024 (Insured; MBIA)		4,000,000	4,215,280
Virgin Islands Public Finance Authority, Revenues
Sub Lien Fund Loan Notes 5.875%, 10/1/2018		850,000	867,689

Total Investments (cost $	78,089,981)	103.1%	80,801,773
Liabilities, Less Cash and Receivables		(3.1%)	(2,414,765)
Net Assets		100.0%	78,387,008

The Fund

9

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations
ACA	American Capital Access			FGIC	Financial Guaranty Insurance Company
AMBAC	American Municipal Bond			FSA	Financial Security Assurance
	Assurance Corporation			MBIA	Municipal Bond Investors Assurance
COP	Certificate of Participation				Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	51.3
AA		Aa		AA	19.7
A		A		A	19.4
BBB		Baa		BBB	4.6
Not Rated [b]		Not Rated [b]		Not Rated	[b] 5.0
					100.0

10

a	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		78,089,981	80,801,773
Interest receivable			1,291,588
Receivable for shares of Beneficial Interest subscribed			5,231
Prepaid expenses			14,688
			82,113,280

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			59,318
Cash overdraft due to Custodian			1,621,556
Payable for investment securities purchased			1,974,913
Payable for shares of Beneficial Interest redeemed			38,700
Accrued expenses			31,785
			3,726,272

Net Assets ( $)			78,387,008

Composition of Net Assets ($):
Paid-in capital			75,817,216
Accumulated net realized gain (loss) on investments			(142,000)
Accumulated net unrealized appreciation
(depreciation) on investments			2,711,792

Net Assets ( $)			78,387,008

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	62,223,217	14,132,743	2,031,048
Shares Outstanding	4,539,724	1,031,949	148,141

Net Asset Value Per Share ($)	13.71	13.70	13.71

See notes to financial statements.

The Fund

11

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	4,098,865
Expenses:
Management fee—Note 3(a)	461,523
Shareholder servicing costs—Note 3(c)	262,522
Distribution fees—Note 3(b)	97,235
Professional fees	23,905
Registration fees	20,757
Custodian fees	12,432
Prospectus and shareholders’ reports	11,640
Trustees’ fees and expenses—Note 3(d)	2,943
Loan commitment fees—Note 2	832
Miscellaneous	11,434
Total Expenses	905,223
Investment Income—Net	3,193,642

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,225,818
Net unrealized appreciation (depreciation) on investments	(2,962,638)
Net Realized and Unrealized Gain (Loss) on Investments	(1,736,820)
Net Increase in Net Assets Resulting from Operations	1,456,822

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	3,193,642	3,413,930
Net realized gain (loss) on investments	1,225,818	493,417
Net unrealized appreciation
(depreciation) on investments	(2,962,638)	2,996,009
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,456,822	6,903,356

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,555,752)	(2,650,303)
Class B shares	(558,141)	(706,539)
Class C shares	(63,747)	(55,217)
Total Dividends	(3,177,640)	(3,412,059)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	4,359,219	5,899,111
Class B shares	569,891	2,715,337
Class C shares	778,288	979,101
Dividends reinvested:
Class A shares	1,314,139	1,308,000
Class B shares	281,235	385,981
Class C shares	16,725	19,771
Cost of shares redeemed:
Class A shares	(8,026,234)	(5,762,850)
Class B shares	(4,884,108)	(4,979,266)
Class C shares	(593,503)	(592,431)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(6,184,348)	(27,246)
Total Increase (Decrease) in Net Assets	(7,905,166)	3,464,051

Net Assets ($):
Beginning of Period	86,292,174	82,828,123
End of Period	78,387,008	86,292,174

The Fund

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	313,623	430,195
Shares issued for dividends reinvested	94,298	95,039
Shares redeemed	(574,893)	(418,838)
Net Increase (Decrease) in Shares Outstanding	(166,972)	106,396

Class Ba
Shares sold	40,968	198,311
Shares issued for dividends reinvested	20,202	28,085
Shares redeemed	(351,805)	(363,664)
Net Increase (Decrease) in Shares Outstanding	(290,635)	(137,268)

Class C
Shares sold	55,251	71,246
Shares issued for dividends reinvested	1,200	1,438
Shares redeemed	(43,269)	(43,582)
Net Increase (Decrease) in Shares Outstanding	13,182	29,102
a During the period ended April 30, 2004, 186,774 Class B shares representing $2,590,308 were automatically converted to 186,612 Class A shares and during the period ended April 30, 2003, 180,703 Class B shares representing $2,479,135 were automatically converted to 180,571 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal peri-
ods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	14.00	13.44	13.21	12.79	13.95
Investment Operations:
Investment income—net	.55[b]	.57[b]	.61[b]	.66	.65
Net realized and unrealized
gain (loss) on investments	(.29)	.56	.23	.42	(1.12)
Total from Investment Operations	.26	1.13	.84	1.08	(.47)
Distributions:
Dividends from investment
income—net	(.55)	(.57)	(.61)	(.66)	(.65)
Dividends from net realized
gain on investments	—	—	—	—	(.04)
Total Distributions	(.55)	(.57)	(.61)	(.66)	(.69)
Net asset value, end of period	13.71	14.00	13.44	13.21	12.79

Total Return (%)[c]	1.83	8.56	6.46	8.57	(3.38)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.96	.96	.95	.95	.97
Ratio of net investment income
to average net assets	3.92	4.15	4.54	5.01	4.97
Portfolio Turnover Rate	56.50	49.19	36.45	32.30	39.92

Net Assets, end of period ($ X 1,000)	62,223	65,899	61,807	57,033	55,883

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	13.99	13.42	13.20	12.78	13.94
Investment Operations:
Investment income—net	.48[b]	.50[b]	.54[b]	.59	.58
Net realized and unrealized
gain (loss) on investments	(.30)	.57	.22	.42	(1.12)
Total from Investment Operations	.18	1.07	.76	1.01	(.54)
Distributions:
Dividends from investment
income—net	(.47)	(.50)	(.54)	(.59)	(.58)
Dividends from net realized
gain on investments	—	—	—	—	(.04)
Total Distributions	(.47)	(.50)	(.54)	(.59)	(.62)
Net asset value, end of period	13.70	13.99	13.42	13.20	12.78

Total Return (%)[c]	1.32	8.10	5.85	8.03	(3.88)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.46	1.46	1.45	1.45	1.48
Ratio of net investment income
to average net assets	3.42	3.65	4.04	4.50	4.42
Portfolio Turnover Rate	56.50	49.19	36.45	32.30	39.92

Net Assets, end of period ($ X 1,000)	14,133	18,503	19,598	18,994	19,854

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.03% to 4.04%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	14.01	13.44	13.22	12.80	13.96
Investment Operations:
Investment income—net	.44[b]	.47[b]	.51[b]	.56	.55
Net realized and unrealized
gain (loss) on investments	(.30)	.57	.22	.42	(1.12)
Total from Investment Operations	.14	1.04	.73	.98	(.57)
Distributions:
Dividends from investment
income—net	(.44)	(.47)	(.51)	(.56)	(.55)
Dividends from net realized
gain on investments	—	—	—	—	(.04)
Total Distributions	(.44)	(.47)	(.51)	(.56)	(.59)
Net asset value, end of period	13.71	14.01	13.44	13.22	12.80

Total Return (%)[c]	1.00	7.83	5.60	7.78	(4.10)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.70	1.70	1.68	1.68	1.72
Ratio of net investment income
to average net assets	3.16	3.37	3.76	4.27	4.22
Portfolio Turnover Rate	56.50	49.19	36.45	32.30	39.92

Net Assets, end of period ($ X 1,000)	2,031	1,890	1,423	756	671

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the North Carolina Series (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)

state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $142,001 and unrealized appreciation $2,711,792.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: tax exempt income $3,177,640 and $3,412,059, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $16,002 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

20

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $35,864, Rule 12b-1 distribution plan fees $7,152 and shareholder services plan fees $16,302.

During the period ended April 30, 2004, the Distributor retained $3,612 from commissions earned on sales of the fund’s Class A shares, and $25,544 and $399 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $81,990 and $15,245, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $163,706, $40,995 and $5,082 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $33,976 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $47,556,419 and $52,463,090, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $78,089,981; accordingly, accumulated net unrealized appreciation on investments was $2,711,792, consisting of $3,111,071 gross unrealized appreciation and $399,279 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly

22

used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are North Carolina residents, North Carolina personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Fund

25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

26

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.	Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

The Fund

For More Information

Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0065AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Ohio Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 1.25% for Class A shares, 0.74% for Class B shares and 0.48% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Ohio Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 1.63%.3

A strengthening U.S. economy and concerns among investors regarding eventual increases in interest rates caused heightened volatility in the municipal bond market for much of the reporting period. On average, however, municipal bond prices ended the reporting period only modestly lower than where they began.The fund produced lower returns than its benchmark and Lipper category average, primarily because of its relatively long average duration — a measure of sensitivity to changing interest rates — during the summer of 2003.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Ohio state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Municipal bonds continued to rally during the spring of 2003 in anticipation of lower short-term interest rates. Soon after the Federal Reserve Board (the “Fed”) reduced the federal funds rate in late June to its lowest level since 1958, new signs of economic recovery emerged, sparking concerns that the most recent rate-cut might be the last of the current cycle.As a result, municipal bond prices fell sharply during the summer of 2003.Although heightened volatility continued through the first quarter of 2004, tax-exempt bonds gradually rebounded. However, in April 2004, evidence of stronger job growth and rising inflationary pressures caused municipal bond prices to decline, wiping out any gains achieved since the previous summer.

On a more positive note, a stronger U.S. economy recently has benefited the fiscal conditions of many states and municipalities, including Ohio. Although the state remains on negative credit watch by one of the major credit rating agencies, higher tax revenues have relieved some of Ohio’s budgetary pressures.

In this environment, we gradually reduced the fund’s average duration to a range that we considered to be more in line with that of its Index.This shift helped support the fund’s relative performance during the second

4

half of the reporting period. However, because the fund’s average duration was relatively long during the summer of 2003, it had a negative impact on the fund’s total returns for the reporting period as a whole.

When purchasing new securities, we generally focused on high-coupon, premium-priced bonds that historically have held more of their value during market declines.We tended to focus on high-quality securities, including insured school district bonds4 and debt backed by the revenues of essential-services facilities. When we deemed it appropriate, we have reduced the fund’s holdings of interest-rate-sensitive securities.

What is the fund’s current strategy?

As the economy continues to strengthen and higher interest rates appear more likely, we have continued our efforts to reduce the fund’s average duration. However, the early redemption of some of the fund’s shorter effective maturity holdings has made this process a slow one. In addition, we have attempted to manage risks more effectively by diversifying the fund’s holdings more broadly among bonds of various maturities.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Ohio residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.
4	Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund

5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Ohio Series on 4/30/94 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and
Class B shares.The Index is not limited to investments principally in Ohio municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index
potentially outperforming or underperforming the fund.	Further information relating to fund performance, including
expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(3.35)%	3.30%	4.94%
without sales charge		1.25%	4.25%	5.43%
Class B shares
with applicable redemption charge †		(3.15)%	3.37%	5.09%
without redemption		0.74%	3.71%	5.09%
Class C shares
with applicable redemption charge††	8/15/95	(0.49)%	3.47%	—	4.55%
without redemption	8/15/95	0.48%	3.47%	—	4.55%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—98.4%	Amount ($)	Value ($)

Ohio—95.8%
Akron:
6%, 12/1/2012	1,380,000	1,593,376
5.50%, 12/1/2020 (Insured; MBIA)	1,460,000	1,576,158
Improvement 5%, 12/1/2023 (Insured; MBIA)	1,000,000	1,016,360
Sewer Systems Revenue
5.875%, 12/1/2016 (Insured; MBIA)	1,200,000	1,312,668
Cincinnati City School District, School Improvement:
5.25%, 12/1/2017 (Insured; FSA)	5,000,000	5,392,200
5.375%, 12/1/2018 (Insured; MBIA)	6,560,000	7,046,358
5.25%, 6/1/2019 (Insured; FSA)	2,100,000	2,222,094
Cincinnati Technical College 5.25%, 10/1/2022	2,825,000	2,969,499
Cincinnati, Water System Revenue:
5.50%, 12/1/2017	1,000,000	1,091,400
5%, 12/1/2022	5,545,000	5,644,034
5%, 12/1/2023	3,130,000	3,170,846
Clermont County, Hospital Facilities Revenue
(Mercy Health Systems)
5.625%, 9/1/2016 (Insured; AMBAC)	4,250,000	4,646,652
City of Cleveland:
COP (Stadium Project)
5.25%, 11/15/2022 (Insured; AMBAC)	1,210,000	1,262,369
Public Power System Revenue
5.125%, 11/15/2018 (Insured; MBIA)	9,650,000	10,093,610
Waterworks Revenue:
5.50%, 1/1/2021 (Insured; MBIA)	8,000,000	8,806,640
5%, 1/1/2023 (Insured; FSA)	2,500,000	2,526,875
Cleveland-Cuyahoga County Port Authority, Revenue,
Special Assessment/Tax Increment:
7%, 12/1/2018	2,345,000	2,419,899
7.35%, 12/1/2031	3,655,000	3,824,702
Cleveland Municipal School District, Various Purpose
Improvement:
5%, 12/1/2021 (Insured; FGIC)	2,975,000	3,057,437
5%, 12/1/2022 (Insured; FGIC)	1,090,000	1,113,228
Cuyahoga Community College District, General
Receipts 5%, 12/1/2022 (Insured; AMBAC)	1,500,000	1,534,935

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Ohio (continued)
Cuyahoga County:
HR:
Improvement (MetroHealth Systems Project)
6.125%, 2/15/2024	4,845,000		5,042,143
Hospital Facilities Revenue (Canton Inc. Project)
7.50%, 1/1/2030	6,250,000		6,883,750
Mortgage Revenue
(West Tech Apartments Project)
5.95%, 9/20/2042 (Guaranteed; GNMA)	5,295,000		5,490,862
Fairfield City School District,
School Improvement Unlimited Tax:
7.20%, 12/1/2011 (Insured; FGIC)
(Prerefunded 2/1/2005)	1,000,000	[a]	1,116,100
7.20%, 12/1/2012 (Insured; FGIC)
(Prerefunded 2/1/2005)	1,250,000	[a]	1,395,125
6.10%, 12/1/2015 (Insured; FGIC)
(Prerefunded 2/1/2005)	2,000,000	[a]	2,139,420
5.375%, 12/1/2019 (Insured; FGIC)	1,860,000		1,995,780
5.375%, 12/1/2020 (Insured; FGIC)	1,400,000		1,496,488
6%, 12/1/2020 (Insured; FGIC)
(Prerefunded 2/1/2005)	2,000,000	[a]	2,136,300
Findlay 5.875%, 7/1/2017	2,000,000		2,180,840
Forest Hills Local School District
5.70%, 12/1/2016 (Insured; MBIA)	1,000,000		1,122,450
Franklin County:
HR:
(Holy Cross Health Systems Corp.)
5.80%, 6/1/2016	2,000,000		2,083,300
Multifamily (Agler Green LP)
5.80%, 5/20/2044 (Collateralized; GNMA)	1,200,000		1,238,052
Franklin County Convention Facilities Authority,
Tax and Lease Revenue Anticipation
5.25%, 12/1/2019 (Insured; AMBAC)	2,000,000		2,118,920
Gallia County Local School District
7.375%, 12/1/2004	570,000		589,950

The Fund

9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Ohio (continued)
Greater Cleveland Gateway Economic
Development Corp., Stadium Revenue
7.50%, 9/1/2005	2,415,000		2,421,641
Greater Cleveland Regional Transit Authority
5.65%, 12/1/2016 (Insured; FGIC)
(Prerefunded 12/1/2006)	5,445,000	[a]	5,997,286
Hamilton County:
Sales Tax Revenue
Zero Coupon, 12/1/2027 (Insured; AMBAC)	17,940,000		5,010,104
Sewer System Revenue:
5.25%, 12/1/2019 (Insured; MBIA)	1,000,000		1,059,310
5.25%, 12/1/2020 (Insured; MBIA)	1,000,000		1,054,680
Hamilton County Convention Facilities Authority, Revenue
5%, 12/1/2028 (Insured; FGIC)	2,145,000		2,150,985
Hamilton County, Hospital Facilities Improvement Revenue
(Deaconess Hospital) 7%, 1/1/2012	2,570,000		2,618,496
Highland Local School District, School Improvement:
5.75%, 12/1/2018 (Insured; FSA)	1,675,000		1,865,230
5.75%, 12/1/2020 (Insured; FSA)	2,020,000		2,235,473
Hilliard School District, School Improvement:
Zero Coupon, 12/1/2013 (Insured; FGIC)	1,655,000		1,095,064
Zero Coupon, 12/1/2014 (Insured; FGIC)	1,655,000		1,034,954
Lakota Local School District 6.125%, 12/1/2017
(Insured; AMBAC) (Prerefunded 12/1/2005)	1,075,000	[a]	1,150,358
Lebanon City School District
5.50%, 12/1/2021 (Insured; FSA)	4,050,000		4,349,417
Lowellville, Sanitary Sewer Systems Revenue
(Browning-Ferris Industries Inc.) 7.25%, 6/1/2006	400,000		400,972
County of Mahoning, HR
(Forum Health Obligated Group)
6%, 11/15/2032	1,500,000		1,562,520
Miami University, General Receipts Revenue
5.50%, 12/1/2013 (Insured; AMBAC)	2,000,000		2,243,800
Milford Exempt Village School District,
School Improvement
6%, 12/1/2020 (Insured; FSA)	1,910,000		2,163,228
Marysville Exempt Village School District
5.35%, 12/1/2025 (Insured; FSA)	2,010,000		2,075,647
Massillon City School District, Improvement:
5.25%, 12/1/2019 (Insured; MBIA)	1,300,000		1,377,298
5%, 12/1/2025 (Insured; MBIA)	1,150,000		1,159,936

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Ohio (continued)
Mason, Sewage System Revenue
5%, 12/1/2028 (Insured; MBIA)	2,500,000		2,508,925
City of Monroe, Improvement
5.25%, 12/1/2018 (Insured; FSA)	1,035,000		1,111,963
New Albany Community Authority, Community
Facilities Revenue
5.20%, 10/1/2024 (Insured; AMBAC)	2,000,000		2,056,360
North Royalton City School District
6.10%, 12/1/2019 (Insured; MBIA)	2,500,000		2,877,275
State of Ohio:
8.78%, 3/15/2020 (Insured; FSA)	7,760,000	[b,c]	8,281,705
PCR (Standard Oil Co. Project) 6.75%, 12/1/2015
(Guaranteed; British Petroleum Co. p.l.c.)	2,700,000		3,275,100
Ohio Air Quality Development Authority, Revenue
(Buckeye Power Inc. Project)
5%, 6/1/2014 (Insured; AMBAC)	5,000,000		5,387,800
Ohio Building Authority, State Facilities (Juvenile
Correctional Projects) 6.60%, 10/1/2014
(Insured; AMBAC) (Prerefunded 10/1/2004)	1,660,000	[a]	1,730,550
Ohio Housing Finance Agency,
Residential Mortgage Revenue:
6.05%, 9/1/2017 (Guaranteed; GNMA)	1,670,000		1,757,157
6.35%, 9/1/2031 (Guaranteed; GNMA)	200,000		202,582
Ohio Higher Educational Facility Commission, Revenue
(Xavier University Project)
5%, 5/1/2023 (Insured; FGIC)	2,250,000		2,288,340
Ohio State University, General Receipts
5.25%, 6/1/2023	2,625,000		2,723,779
Ohio Turnpike Commission, Turnpike Revenue,
Highway Improvements 5.50%, 2/15/2026	7,700,000		8,007,307
Ohio Water Development Authority, Fresh Water Revenue
5.90%, 12/1/2015 (Insured; AMBAC)
(Prerefunded 6/1/2005)	4,650,000	[a]	4,968,153
Pickerington Local School District, School Facilities
Construction and Improvement 5.25%, 12/1/2020
(Insured; FGIC)	6,000,000		6,328,080
Port of Greater Cincinnati Development Authority,
Special Obligation Development Revenue
(Cooperative Public Parking and Infrastructure Project):
6.30%, 2/15/2024	2,250,000		2,189,048
6.40%, 2/15/2034	2,500,000		2,420,650

		The Fund		11

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Ohio (continued)
Princeton City School District
5.25%, 12/1/2017 (Insured; MBIA)	2,395,000		2,582,864
Southwest Regional Water District, Water Revenue:
6%, 12/1/2015 (Insured; MBIA)	1,600,000		1,724,640
6%, 12/1/2020 (Insured; MBIA)	1,250,000		1,347,375
Strongsville, Library Improvement:
5%, 12/1/2015 (Insured; FGIC)	1,180,000		1,242,304
5.50%, 12/1/2020 (Insured; FGIC)	1,700,000		1,835,252
Summit County 6.50%, 12/1/2016
(Insured; FGIC) (Prerefunded 12/1/2010)	2,000,000	[a]	2,384,400
Summit County Port Authority, Revenue
(Civic Theatre Project)
5.50%, 12/1/2026 (Insured; AMBAC)	1,000,000		1,052,790
Toledo 5.625%, 12/1/2011 (Insured; AMBAC)	1,000,000		1,110,300
University of Cincinnati:
General Receipts 5%, 6/1/2021 (Insured; MBIA)	3,040,000		3,099,614
University and College Revenue:
5.75%, 6/1/2018	2,165,000		2,385,570
5.75%, 6/1/2019	1,500,000		1,647,990
Warren, Waterworks Revenue
5.50%, 11/1/2015 (Insured; FGIC)	1,450,000		1,611,747
Youngstown:
5.375%, 12/1/2025 (Insured; AMBAC)	2,195,000		2,279,024
6%, 12/1/2031 (Insured; AMBAC)	2,370,000		2,615,484
U.S. Related—2.6%
Virgin Islands Public Finance Authority, Revenue:
6.375%, 10/1/2019	3,000,000		3,341,010
6%, 10/1/2022	3,000,000		3,027,600

Total Investments
(cost $234,197,043)	98.4%		243,779,957
Cash and Receivables (Net)	1.6%		3,885,416
Net Assets	100.0%		247,665,373

12

Summary of Abbreviations
AMBAC		American Municipal Bond	GNMA	Government National Mortgage
		Assurance Corporation		Association
COP		Certificate of Participation	HR	Hospital Revenue
FGIC		Financial Guaranty Insurance	MBIA	Municipal Bond Investors Assurance
		Company		Insurance Corporation
FSA		Financial Security Assurance	PCR	Pollution Control Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s or	Standard & Poor’s	Value (%)

AAA		Aaa	AAA	72.7
AA		Aa	AA	13.2
A		A	A	3.8
BBB		Baa	BBB	4.4
BB		Ba	BB	.2
Not Rated[d]		Not Rated[d]	Not Rated[d]	5.7
				100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Inverse floater security—the interest rate is subject to change periodically.
c	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, this security amounted to $8,281,705 or 3.3% of net assets.

d	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		234,197,043	243,779,957
Interest receivable			4,516,716
Receivable for shares of Beneficial Interest subscribed			51,475
Prepaid expenses			15,634
			248,363,782

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			187,213
Cash overdraft due to custodian			373,154
Payable for shares of Beneficial Interest redeemed			92,114
Accrued expenses			45,928
			698,409

Net Assets ( $)			247,665,373

Composition of Net Assets ($):
Paid-in capital			240,947,897
Accumulated net realized gain (loss) on investments			(2,865,438)
Accumulated net unrealized appreciation
(depreciation) on investments			9,582,914

Net Assets ( $)			247,665,373

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	198,835,829	37,778,509	11,051,035
Shares Outstanding	15,936,959	3,027,111	884,192

Net Asset Value Per Share ($)	12.48	12.48	12.50

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	12,999,596
Expenses:
Management fee—Note 3(a)	1,430,330
Shareholder servicing costs—Note 3(c)	789,337
Distribution fees—Note 3(b)	292,146
Custodian fees	29,667
Professional fees	28,474
Prospectus and shareholders' reports	22,686
Registration fees	20,134
Trustees' fees and expenses—Note 3(d)	7,023
Loan commitment fees—Note 2	2,570
Miscellaneous	23,730
Total Expenses	2,646,097
Investment Income—Net	10,353,499

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(147,443)
Net unrealized appreciation (depreciation) on investments	(7,243,981)
Net Realized and Unrealized Gain (Loss) on Investments	(7,391,424)
Net Increase in Net Assets Resulting from Operations	2,962,075

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	10,353,499	11,182,687
Net realized gain (loss) on investments	(147,443)	(1,901,793)
Net unrealized appreciation
(depreciation) on investments	(7,243,981)	9,338,996
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,962,075	18,619,890

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(8,438,624)	(9,079,520)
Class B shares	(1,508,132)	(1,674,788)
Class C shares	(357,162)	(367,597)
Total Dividends	(10,303,918)	(11,121,905)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	14,386,456	17,550,910
Class B shares	2,876,566	8,259,465
Class C shares	2,135,953	3,046,693
Dividends reinvested:
Class A shares	5,438,654	5,827,138
Class B shares	914,983	1,033,068
Class C shares	234,762	213,162
Cost of shares redeemed:
Class A shares	(27,604,003)	(26,870,145)
Class B shares	(10,493,966)	(5,794,129)
Class C shares	(1,174,239)	(2,783,025)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(13,284,834)	483,137
Total Increase (Decrease) in Net Assets	(20,626,677)	7,981,122

Net Assets ($):
Beginning of Period	268,292,050	260,310,928
End of Period	247,665,373	268,292,050

See notes to financial statements.

16

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	1,132,255	1,386,653
Shares issued for dividends reinvested	427,186	459,645
Shares redeemed	(2,172,498)	(2,126,184)
Net Increase (Decrease) in Shares Outstanding	(613,057)	(279,886)

Class Ba
Shares sold	225,058	653,583
Shares issued for dividends reinvested	71,856	81,461
Shares redeemed	(824,757)	(457,221)
Net Increase (Decrease) in Shares Outstanding	(527,843)	277,823

Class C
Shares sold	167,651	240,372
Shares issued for dividends reinvested	18,410	16,783
Shares redeemed	(92,310)	(219,561)
Net Increase (Decrease) in Shares Outstanding	93,751	37,594
a During the period ended April 30, 2004, 405,264 Class B shares representing $5,146,986 were automatically converted to 405,341 Class A shares and during the period ended April 30, 2003, 258,976 Class B shares representing $3,289,137 were automatically converted to 259,109 Class A shares.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.84	12.48	12.29	11.88	12.80
Investment Operations:
Investment income—net	.52[b]	.55[b]	.58[b]	.61	.63
Net realized and unrealized gain
(loss) on investments	(.36)	.36	.19	.41	(.90)
Total from Investment Operations	.16	.91	.77	1.02	(.27)
Distributions:
Dividends from investment income—net	(.52)	(.55)	(.58)	(.61)	(.63)
Dividends from net realized
gain on investments	—	—	—	—	(.02)
Total Distributions	(.52)	(.55)	(.58)	(.61)	(.65)
Net asset value, end of period	12.48	12.84	12.48	12.29	11.88

Total Return (%)[c]	1.25	7.39	6.35	8.75	(2.08)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.90	.92	.92	.91	.91
Ratio of net investment income
to average net assets	4.09	4.33	4.64	5.02	5.20
Portfolio Turnover Rate	18.49	48.42	32.20	27.53	26.70

Net Assets, end of period ($ X 1,000)	198,836	212,474	210,000	197,970	201,974

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.63% to 4.64%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.84	12.48	12.29	11.88	12.81
Investment Operations:
Investment income—net	.46[b]	.48[b]	.51[b]	.55	.57
Net realized and unrealized gain
(loss) on investments	(.36)	.36	.20	.41	(.91)
Total from Investment Operations	.10	.84	.71	.96	(.34)
Distributions:
Dividends from investment income—net	(.46)	(.48)	(.52)	(.55)	(.57)
Dividends from net realized
gain on investments	—	—	—	—	(.02)
Total Distributions	(.46)	(.48)	(.52)	(.55)	(.59)
Net asset value, end of period	12.48	12.84	12.48	12.29	11.88

Total Return (%)[c]	.74	6.86	5.82	8.21	(2.66)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.41	1.42	1.42	1.41	1.42
Ratio of net investment income
to average net assets	3.59	3.82	4.13	4.51	4.68
Portfolio Turnover Rate	18.49	48.42	32.20	27.53	26.70

Net Assets, end of period ($ X 1,000)	37,779	45,655	40,904	38,763	39,445

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.12% to 4.13%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.86	12.50	12.30	11.89	12.82
Investment Operations:
Investment income—net	.42[b]	.45[b]	.48[b]	.52	.54
Net realized and unrealized gain
(loss) on investments	(.36)	.36	.21	.41	(.91)
Total from Investment Operations	.06	.81	.69	.93	(.37)
Distributions:
Dividends from investment income—net	(.42)	(.45)	(.49)	(.52)	(.54)
Dividends from net realized
gain on investments	—	—	—	—	(.02)
Total Distributions	(.42)	(.45)	(.49)	(.52)	(.56)
Net asset value, end of period	12.50	12.86	12.50	12.30	11.89

Total Return (%)[c]	.48	6.60	5.65	7.92	(2.90)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.66	1.66	1.65	1.65	1.67
Ratio of net investment income
to average net assets	3.32	3.58	3.86	4.21	4.41
Portfolio Turnover Rate	18.49	48.42	32.20	27.53	26.70

Net Assets, end of period ($ X 1,000)	11,051	10,163	9,407	5,163	3,095

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.85% to 3.86%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Ohio Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,335 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

22

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $2,865,438 and unrealized appreciation $9,582,914.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, $762,018 of the carryover expires in fiscal 2009 and $2,103,420 expires in fiscal 2012.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: tax exempt income $10,303,918 and $11,121,905, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $49,581 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $113,230, Rule 12b-1 distribution plan fees $22,515 and shareholder services plan fees $51,468.

During the period ended April 30, 2004, the Distributor retained $13,040 from commissions earned on sales of the fund’s Class A shares, and $83,767 and $1,274 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the

24

Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $211,065 and $81,081, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $517,590, $105,533 and $27,027, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $96,216 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $46,179,000 and $50,313,336, respectively.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2004, the cost of investments for federal income tax purposes was $234,197,043; accordingly, accumulated net unrealized appreciation on investments was $9,582,914, consisting of $10,341,256 gross unrealized appreciation and $758,342 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

The Fund

27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Ohio residents, Ohio personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm
(January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.	Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund

31

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

32

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Ohio Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0057AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 1.78% for Class A shares, 1.32% for Class B shares and 1.03% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category, and the average total return for all funds reported in this category was 2.05% for the reporting period.3

Despite heightened market volatility, municipal bond prices generally ended the reporting period only slightly lower than where they began. The fund produced lower returns than the Lipper category average, primarily due to its relatively long average duration early in the reporting period. The fund’s returns were lower than the benchmark, primarily because the benchmark contains bonds from many states, not just Pennsylvania and does not reflect fund fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state and local income taxes without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Pennsylvania income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Although tax-exempt bonds generally rallied in advance of the Federal Reserve Board’s (the “Fed”) June 2003 interest-rate reduction, which drove the federal funds rate to 1%, the municipal bond market suffered a sharp decline in the summer of 2003 amid signs that the U.S. economy was growing more robustly. Over the remainder of 2003 and the first quarter of 2004, bond prices recovered gradually as it became clearer that the U.S. labor market remained weak. In April 2004, however, signs of a stronger job market and rising inflationary pressures created concern among investors that the Fed might raise rates sometime this year, and falling bond prices erased the gains achieved since the previous summer.

On a more positive note, the strengthening economy began to produce better fiscal conditions for many states that previously had seen tax revenues fall short of budgeted projections. Because of its stable population and mature economic base, Pennsylvania has fared better than many other states.As a result, there was little need for the state to issue additional debt, and the supply of newly-issued municipal bonds remained relatively low.

In this challenging environment, we attempted to reduce the fund’s average duration toward a range that is in line with that of its benchmark. However, the sparse supply of Pennsylvania bonds meeting our credit criteria has made this process a slow one, and the fund’s average

4

duration was relatively long during the market’s decline in July 2003. We offset some of the adverse effects of this position with fortunate timing of some purchases, acquiring bonds at what we regarded as attractive prices in the wake of periodic market declines.

When making new purchases, we generally favored high-coupon, premium-priced bonds that historically have tended to perform well during market declines. We focused on bonds with maturities in the 15- to 20-year range, which helped us capture higher yields without incurring the risks of longer-dated securities. We also continued to upgrade the fund’s overall credit quality by reducing its holdings of lower-rated investment-grade securities.

What is the fund’s current strategy?

As of the end of the reporting period, we continued to maintain the fund’s generally defensive positioning — including attempts to reduce the fund’s average duration, a focus on premium-priced bonds and an emphasis on credit quality — in the expectation that the Fed’s next move, the timing of which remains uncertain, is likely to be an increase in short-term interest rates.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Pennsylvania Series on 4/30/94 to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are
reinvested.	Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Pennsylvania municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.80)%	3.14%	5.23%
without sales charge		1.78%	4.09%	5.71%
Class B shares
with applicable redemption charge †		(2.60)%	3.23%	5.38%
without redemption		1.32%	3.56%	5.38%
Class C shares
with applicable redemption charge††	8/15/95	0.05%	3.32%	—	4.74%
without redemption	8/15/95	1.03%	3.32%	—	4.74%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—94.9%	Amount ($)		Value ($)

Allegheny County 5.25%, 11/1/2021 (Insured; FGIC)	1,795,000		1,881,250
Allegheny County Hospital Development Authority,
Revenue:
Health System (Catholic Health East Issue)
5.375%, 11/15/2022	2,500,000		2,530,650
(Hospital-South Hills Health)
5.125%, 5/1/2029	2,200,000		1,857,724
Allegheny County Residential Finance Authority,
Health Care Facilities Revenue
(GNMA Collateralized-Lemington Home for the
Aged Project) 5.75%, 5/20/2037	1,000,000		1,029,190
Allegheny County Sanitary Authority, Sewer Revenue
5%, 12/1/2019 (Insured; MBIA)	2,000,000		2,074,720
Beaver Falls Municipal Authority,
Water and Hydroelectric Revenue
5%, 6/1/2012 (Insured; AMBAC)	1,820,000		1,969,313
Berks County Municipal Authority, Revenue
(Phoebe-Devitt Homes Project)
5.50%, 5/15/2015	780,000		718,614
Bethlehem Area Vocational Technical School Authority,
LR 5%, 9/1/2019 (Insured; MBIA)	895,000		920,973
Bradford County Industrial Development Authority, SWDR
(International Paper Co. Projects) 6.60%, 3/1/2019	4,250,000		4,427,480
Bucks County Water and Sewer Authority, Revenue:
5.375%, 6/1/2018 (Insured; AMBAC)	1,255,000		1,344,594
Collection Sewer Systems:
5.375%, 6/1/2017 (Insured; AMBAC)	1,340,000		1,441,599
5%, 6/1/2019 (Insured; AMBAC)	1,480,000		1,528,973
Butler County, GO 5.25%, 7/15/2019 (Insured; FGIC)
(Prerefunded 7/15/2013)	1,810,000	[a]	2,004,050
Butler County Industrial Development Authority:
Health Care Facilities Revenue
(Saint John Care Center) 5.80%, 4/20/2029	6,350,000		6,582,981
MFHR (Greenview Gardens Apartments):
6%, 7/1/2023	475,000		454,641
6.25%, 7/1/2033	880,000		835,903
Charleroi Area School Authority, School Revenue
Zero Coupon, 10/1/2020 (Insured; FGIC)	2,000,000		879,020
Council Rock School District
5%, 11/15/2020 (Insured; MBIA)	1,400,000		1,438,906
Cumberland County Municipal Authority,
College Revenue (Messiah College)
5.125%, 10/1/2015 (Insured; AMBAC)	1,000,000		1,054,960

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Dauphin County General Authority, Revenue
(Office and Parking, Riverfront Office)
6%, 1/1/2025	3,000,000		2,635,920
Dover Area School District, GO
5.375%, 4/1/2018 (Insured; FGIC)	2,195,000		2,377,492
Harbor Creek School District, GO:
5%, 8/1/2015 (Insured; FGIC)	1,185,000		1,249,108
5%, 8/1/2016 (Insured; FGIC)	2,375,000		2,489,047
Harrisburg Authority, Office and Parking Revenue
6%, 5/1/2019 (Prerefunded 5/1/2008)	2,000,000	[a]	2,253,600
Harrisburg Redevelopment Authority, Revenue:
Zero Coupon, 5/1/2018 (Insured; FSA)	2,750,000		1,345,630
Zero Coupon, 11/1/2018 (Insured; FSA)	2,750,000		1,311,722
Zero Coupon, 11/1/2019 (Insured; FSA)	2,750,000		1,231,477
Zero Coupon, 5/1/2020 (Insured; FSA)	2,750,000		1,183,243
Zero Coupon, 11/1/2020 (Insured; FSA)	2,500,000		1,047,700
Health Care Facilities Authority of Sayre,
Revenue (Guthrie Health Issue):
5.85%, 12/1/2020	3,000,000		3,155,370
5.75%, 12/1/2021	4,750,000		4,943,848
Kennett Consolidated School District, GO:
5.25%, 2/15/2017 (Insured; FGIC)	1,440,000		1,546,272
5.25%, 2/15/2018 (Insured; FGIC)	1,895,000		2,027,669
5.25%, 2/15/2020 (Insured; FGIC)	1,000,000		1,059,480
Lower Macungie Township
5.65%, 5/1/2020 (Prerefunded 5/1/2005)	900,000	[a]	938,835
McKeesport Area School District, GO
Zero Coupon, 10/1/2021 (Insured; AMBAC)	3,455,000		1,422,458
Monroe County Hospital Authority, HR
(Pocono Medical Center) 5.50%, 1/1/2022	1,455,000		1,501,225
Monroeville Municipal Authority,
Sanitary Sewer Revenue
5.25%, 12/1/2016 (Insured; MBIA)	1,095,000		1,171,584
Montgomery County Higher Educational and
Health Authority, Revenue First Mortgage
(Montgomery Income Project) 10.50%, 9/1/2020	2,670,000		2,687,996
Mount Lebanon School District, GO:
5%, 2/15/2018 (Insured; MBIA)	1,735,000		1,810,750
5%, 2/15/2019 (Insured; MBIA)	2,870,000		2,980,438
North Allegheny School District:
5%, 11/1/2013 (Insured; FGIC)	2,475,000		2,674,559
5%, 11/1/2014 (Insured; FGIC)	1,085,000		1,166,082
5.05%, 11/1/2021 (Insured; FGIC)	1,455,000		1,498,199

		The Fund

9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Northampton County General Purpose Authority,
County Agreement Revenue
5.125%, 10/1/2020 (Insured; FSA)	2,225,000		2,314,690
Northampton County Industrial Development
Authority, Mortgage Revenue (Moravian
Hall Square Project) 5%, 7/1/2017	1,890,000		1,917,103
Pennridge School District
5%, 2/15/2021 (Insured; MBIA)	1,000,000		1,028,950
Pennsylvania Economic Development Financing
Authority, Wastewater Treatment Revenue
(Sun Co. Inc. —R and M Project) 7.60%, 12/1/2024	4,240,000		4,447,633
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills Project):
5.45%, 12/1/2019 (Insured; FGIC)	2,615,000		2,820,931
Zero Coupon, 12/1/2022 (Insured; FGIC)	1,200,000		457,848
Zero Coupon, 12/1/2023 (Insured; FGIC)	3,790,000		1,349,581
Zero Coupon, 12/1/2024 (Insured; FGIC)	3,790,000		1,262,942
Zero Coupon, 12/1/2025 (Insured; FGIC)	3,790,000		1,184,792
Pennsylvania Higher Educational
Facilities Authority, Revenue:
(State Higher Education System):
5%, 6/15/2019 (Insured; AMBAC)	560,000		577,567
5%, 6/15/2020 (Insured; AMBAC)	1,915,000		1,965,671
(UPMC Health System) 6%, 1/15/2022	5,000,000		5,301,400
Pennsylvania Housing Finance Agency:
5%, 4/1/2016	2,000,000		2,061,780
Single Family Mortgage 5.10%, 10/1/2020	5,000,000		5,120,800
Pennsylvania Intergovernmental
Cooperative Authority, Special Tax
Revenue (Philadelphia Funding Program):
5.25%, 6/15/2015 (Insured; FGIC)	1,000,000		1,069,590
5.50%, 6/15/2016 (Insured; FGIC)	2,750,000		2,918,218
5%, 6/15/2018 (Insured; FGIC)	5,580,000		5,773,738
Pennsylvania Public School Building Authority,
Revenue (Marple Newtown School District
Project) 5%, 3/1/2019 (Insured; MBIA)	3,680,000		3,798,312
Pennsylvania Turnpike Commission,
Oil Franchise Tax Revenue:
5.25%, 12/1/2018 (Insured; AMBAC)
(Escrowed to Maturity)	3,780,000		4,058,132
5.25%, 12/1/2018 (Insured; AMBAC)	2,740,000		2,909,003
5%, 12/1/2023 (Insured; AMBAC)	425,000	[b]	430,810
Philadelphia Authority for Industrial Development, LR
5.50%, 10/1/2015 (Insured; FSA)	2,870,000		3,125,746

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Philadelphia Hospitals and Higher Education
Facilities Authority, Revenue
(Jefferson Health System) 5%, 5/15/2011	2,000,000		2,074,880
Philadelphia Housing Authority,
Capital Fund Program Revenue
5%, 12/1/2021 (Insured; FSA)	1,685,000		1,721,632
Philadelphia Redevelopment Authority, Revenue
(Neighborhood Transformation)
5.50%, 4/15/2018 (Insured; FGIC)	3,600,000		3,905,136
Philadelphia Water and Wastewater, Revenue
5.60%, 8/1/2018 (Insured; MBIA)	5,605,000		5,939,562
Pittsburgh 5.50%, 9/1/2013 (Insured; AMBAC)	2,580,000		2,758,794
Pocono Mountain School District
5%, 2/15/2018 (Insured; FGIC)	3,500,000		3,652,810
Schuylkill County Industrial
Development Authority, Revenue
(Charity Obligation Group) 5%, 11/1/2014	1,495,000		1,539,880
Scranton School District (Notes):
5%, 4/1/2018 (Insured; MBIA)	1,390,000		1,438,150
5%, 4/1/2019 (Insured; MBIA)	2,710,000		2,793,766
South Side Area School District, GO
5.25%, 6/1/2015 (Insured; FGIC)	2,080,000		2,224,706
Southeastern Pennsylvania
Transportation Authority, Special Revenue
5.375%, 3/1/2017 (Insured; FGIC)	3,000,000		3,218,970
Southern Lehigh School District, GO
4.75%, 9/1/2020 (Insured; FGIC)	1,040,000		1,045,980
Spring-Ford Area School District
5%, 4/1/2021 (Insured; FSA)	1,015,000		1,041,989
State Public School Building Authority,
School LR
(Daniel Boone Area School District Project):
5%, 4/1/2018 (Insured; MBIA)	1,040,000		1,084,418
5%, 4/1/2019 (Insured; MBIA)	1,070,000		1,110,104
5%, 4/1/2020 (Insured; MBIA)	1,100,000		1,135,508
School Revenue (Tuscarora School District Project)
5%, 4/1/2023 (Insured; FSA)	750,000		763,200
University Area Joint Authority, Sewer Revenue:
5%, 11/1/2017 (Insured; MBIA)	1,660,000		1,728,442
5%, 11/1/2018 (Insured; MBIA)	2,010,000		2,083,747
Upper Merion Area School District, GO:
5.25%, 2/15/2018	1,785,000		1,909,968
5.25%, 2/15/2021	1,000,000		1,055,750

		The Fund		11

STATEMENT OF INVESTMENTS (continued)

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Washington County Industrial Development Authority
PCR (West Pennsylvania Power Co. Mitchell)
6.05%, 4/1/2014 (Insured; AMBAC)	3,000,000	3,179,310
Wilmington Area School District
5.50%, 9/1/2017 (Insured; FSA)
(Prerefunded 3/1/2005)	3,550,000	[a]	3,674,996
Total Long-Term Municipal Investments
(cost $	184,357,503)	189,662,180

Short-Term Municipal Investments—4.1%

Allegheny County Industrial Development
Authority, Health and Housing Facilities Revenue,
VRDN (Longwood) 1.13% (Insured; AGIC)	1,275,000	[c]	1,275,000
Geisinger Authority, Health System Revenue,
VRDN (Geisinger Health System) 1.09%	2,300,000	[c]	2,300,000
Philadelphia Authority for Industrial
Development, Revenues, VRDN
(Fox Chase Cancer Center Project) 1.10%
(LOC; Morgan Guaranty Trust)	2,000,000	[c]	2,000,000
Schuylkill County Industrial Development Authority,
RRR, VRDN (Northeastern Power Co.) 1.10%
(LOC; Dexia Credit Locale)	2,600,000	[c]	2,600,000
Total Short-Term Municipal Investments
(cost $	8,175,000)	8,175,000

Total Investments (cost $	192,532,503)	99.0%	197,837,180
Cash and Receivables (Net)	1.0%	1,974,384
Net Assets	100.0%	199,811,564

12

Summary of Abbreviations
AGIC	Asset Guaranty Insurance Company	LOC	Letter of Credit
AMBAC	American Municipal Bond	LR	Lease Revenue
	Assurance Corporation	MBIA	Municipal Bond Investors
FGIC	Financial Guaranty	Assurance
	Insurance Company		Insurance Corporation
FSA	Financial Security Assurance	MFHR	Multi-Family Housing Revenue
GNMA	Government National	PCR	Pollution Control Revenue
	Mortgage Association	RRR	Resources Recovery Revenue
GO	General Obligation	SWDR	Solid Waste Disposal Revenue
HR	Hospital Revenue	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	69.5
AA		Aa		AA	9.2
A		A		A	8.0
BBB		Baa		BBB	6.1
F1		MIG1/P1		SP1/A1	4.1
Not Rated [d]		Not Rated [d]		Not Rated [d]	3.1
					100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Purchased on a delayed delivery basis.
c	Securities payable on demand.Variable interest rate—subject to periodic change.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		192,532,503	197,837,180
Cash			203,241
Interest receivable			2,591,522
Receivable for shares of Beneficial Interest subscribed			24,216
Prepaid expenses			18,913
			200,675,072

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			149,691
Payable for investment securities purchased			436,522
Payable for shares of Beneficial Interest redeemed			243,056
Accrued expenses			34,239
			863,508

Net Assets ( $)			199,811,564

Composition of Net Assets ($):
Paid-in capital			199,496,367
Accumulated net realized gain (loss) on investments			(4,989,480)
Accumulated net unrealized appreciation
(depreciation) on investments			5,304,677

Net Assets ( $)			199,811,564

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	161,796,016	35,356,093	2,659,455
Shares Outstanding	10,250,855	2,242,124	168,406

Net Asset Value Per Share ($)	15.78	15.77	15.79

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	10,657,711
Expenses:
Management fee—Note 3(a)	1,205,714
Shareholder servicing costs—Note 3(c)	730,296
Distribution fees—Note 3(b)	220,691
Custodian fees	27,545
Professional fees	25,910
Registration fees	19,247
Prospectus and shareholders’ reports	17,286
Trustees’ fees and expenses—Note 3(d)	5,559
Loan commitment fees—Note 2	2,221
Miscellaneous	29,725
Total Expenses	2,284,194
Investment Income—Net	8,373,517

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,975,028)
Net unrealized appreciation (depreciation) on investments	(1,662,831)
Net Realized and Unrealized Gain (Loss) on Investments	(4,637,859)
Net Increase in Net Assets Resulting from Operations	3,735,658

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	8,373,517	9,559,692
Net realized gain (loss) on investments	(2,975,028)	(2,048,115)
Net unrealized appreciation
(depreciation) on investments	(1,662,831)	12,183,876
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,735,658	19,695,453

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(6,900,638)	(7,886,502)
Class B shares	(1,341,564)	(1,522,820)
Class C shares	(97,354)	(115,747)
Net realized gain on investments:
Class A shares	(90,009)	(345,156)
Class B shares	(20,849)	(77,682)
Class C shares	(1,714)	(5,504)
Total Dividends	(8,452,128)	(9,953,411)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	8,492,634	11,796,906
Class B shares	1,988,366	5,267,032
Class C shares	529,335	762,586
Dividends reinvested:
Class A shares	3,994,160	4,460,049
Class B shares	822,800	986,978
Class C shares	61,721	80,562
Cost of shares redeemed:
Class A shares	(37,848,235)	(23,310,422)
Class B shares	(8,716,371)	(6,680,150)
Class C shares	(911,601)	(1,507,011)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(31,587,191)	(8,143,470)
Total Increase (Decrease) in Net Assets	(36,303,661)	1,598,572

Net Assets ($):
Beginning of Period	236,115,225	234,516,653
End of Period	199,811,564	236,115,225

16

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	528,351	744,687
Shares issued for dividends reinvested	249,099	280,904
Shares redeemed	(2,369,866)	(1,472,023)
Net Increase (Decrease) in Shares Outstanding	(1,592,416)	(446,432)

Class Ba
Shares sold	123,677	333,306
Shares issued for dividends reinvested	51,367	62,228
Shares redeemed	(544,283)	(421,753)
Net Increase (Decrease) in Shares Outstanding	(369,239)	(26,219)

Class C
Shares sold	32,804	47,933
Shares issued for dividends reinvested	3,850	5,077
Shares redeemed	(56,416)	(95,329)
Net Increase (Decrease) in Shares Outstanding	(19,762)	(42,319)
a During the period ended April 30, 2004, 195,078 Class B shares representing $3,131,119 were automatically converted to 194,902 Class A shares and during the period ended April 30, 2003, 118,306 Class B shares representing $1,884,143 were automatically converted to 118,199 Class A shares.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	16.13	15.47	15.40	14.94	16.56
Investment Operations:
Investment income—net	.63[b]	.66[b]	.72[b]	.77	.79
Net realized and unrealized
gain (loss) on investments	(.34)	.69	.07	.46	(1.33)
Total from Investment Operations	.29	1.35	.79	1.23	(.54)
Distributions:
Dividends from investment income—net	(.63)	(.66)	(.71)	(.77)	(.79)
Dividends from net realized
gain on investments	(.01)	(.03)	(.01)	(.00)[c]	(.29)
Total Distributions	(.64)	(.69)	(.72)	(.77)	(1.08)
Net asset value, end of period	15.78	16.13	15.47	15.40	14.94

Total Return (%)[d]	1.78	8.86	5.18	8.37	(3.24)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.94	.94	.93	.92	.94
Ratio of net investment income
to average net assets	3.92	4.16	4.60	5.02	5.12
Portfolio Turnover Rate	6.39	33.76	36.46	23.01	34.29

Net Assets, end of period ($ x 1,000)	161,796	191,003	190,173	188,473	180,760

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.57% to 4.60%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	16.11	15.46	15.38	14.93	16.55
Investment Operations:
Investment income—net	.55[b]	.58[b]	.64[b]	.69	.71
Net realized and unrealized
gain (loss) on investments	(.34)	.68	.08	.45	(1.33)
Total from Investment Operations	.21	1.26	.72	1.14	(.62)
Distributions:
Dividends from investment income—net	(.54)	(.58)	(.63)	(.69)	(.71)
Dividends from net realized
gain on investments	(.01)	(.03)	(.01)	(.00)[c]	(.29)
Total Distributions	(.55)	(.61)	(.64)	(.69)	(1.00)
Net asset value, end of period	15.77	16.11	15.46	15.38	14.93

Total Return (%)[d]	1.32	8.25	4.72	7.75	(3.75)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.45	1.45	1.43	1.43	1.46
Ratio of net investment income
to average net assets	3.41	3.65	4.08	4.50	4.57
Portfolio Turnover Rate	6.39	33.76	36.46	23.01	34.29

Net Assets, end of period ($ x 1,000)	35,356	42,076	40,775	38,593	38,968

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.05% to 4.08%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	16.14	15.48	15.40	14.95	16.57
Investment Operations:
Investment income—net	.51[b]	.54[b]	.60[b]	.66	.67
Net realized and unrealized
gain (loss) on investments	(.34)	.69	.09	.45	(1.33)
Total from Investment Operations	.17	1.23	.69	1.11	(.66)
Distributions:
Dividends from investment income—net	(.51)	(.54)	(.60)	(.66)	(.67)
Dividends from net realized
gain on investments	(.01)	(.03)	(.01)	(.00)[c]	(.29)
Total Distributions	(.52)	(.57)	(.61)	(.66)	(.96)
Net asset value, end of period	15.79	16.14	15.48	15.40	14.95

Total Return (%)[d]	1.03	8.07	4.48	7.49	(3.98)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.68	1.67	1.66	1.67	1.70
Ratio of net investment income
to average net assets	3.18	3.44	3.83	4.23	4.35
Portfolio Turnover Rate	6.39	33.76	36.46	23.01	34.29

Net Assets, end of period ($ x 1,000)	2,659	3,036	3,568	2,355	1,274

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Pennsylvania Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,491 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

22

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,479,213 and unrealized appreciation $5,345,627. In addition, the fund had $3,510,268 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, the carryover expires in fiscal 2011.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003 were as follows: tax exempt income $8,339,556 and $9,525,069, ordinary income $112,572 and $30,798 and long-term capital gains $0 and $397,544, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $33,961, increased accumulated net realized gain (loss) on investments by $33,873 and increased paid-in capital by $88. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $91,582, Rule 12b-1 distribution plan fees $16,481 and shareholder services plan fees $41,628.

During the period ended April 30, 2004, the Distributor retained $9,832 from commissions earned on sales of the fund’s Class A shares

24

and $89,278 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $197,621 and $23,070, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $441,551, $98,811 and $7,690, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $113,345 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $13,662,332 and $51,604,299, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $192,491,553; accordingly, accumulated net unrealized appreciation on investments was $5,345,627, consisting of $6,384,170 gross unrealized appreciation and $1,038,543 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

The Fund

27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly,American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Pennsylvania Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0058AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Texas Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Texas Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 2.15% for Class A shares, 1.64% for Class B shares and 1.37% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Texas Municipal Debt Funds category, and the average total return for all funds reported in this category was 1.97% for the reporting period.3

Despite heightened market volatility, municipal bond prices ended the reporting period only slightly lower than where they began.The fund’s returns were roughly in line with its Lipper category average, primarily due to our focus on securities that historically have held up better in volatile markets than most other types of bonds. However, the fund’s returns were lower than its benchmark, primarily because it contains bonds from many states, not just Texas, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Although tax-exempt bonds generally rallied in advance of the Federal Reserve Board’s (the “Fed”) June 2003 interest-rate reduction, which drove the federal funds rate to 1%, the municipal bond market suffered a sharp decline in the summer of 2003 amid signs that the U.S. economy was growing more robustly. Over the remainder of 2003 and the first quarter of 2004, bond prices recovered gradually as it became clearer that the labor market remained weak, allowing the Fed to continue to maintain interest rates at historically low levels. In April 2004, however, signs of a stronger U.S. job market and rising inflationary pressures created concern among investors that the Fed might raise rates sometime this year, and falling bond prices erased the gains achieved since the previous summer. On a more positive note, the strengthening economy began to produce better fiscal conditions for many states that previously had seen tax revenues fall short of budgeted projections, including Texas.

In this challenging environment, we maintained a relatively conservative investment posture, setting the fund’s average duration in a range that we consider shorter than that of the Index. This positioning helped the fund withstand the full effect of the market’s declines in July 2003 and April 2004. In addition, the fund benefited from fortu-

4

nate timing of some purchases, including bonds acquired at what we believed to be attractive prices in the wake of periodic market declines.

When making new purchases, we generally favored high-coupon, premium-priced bonds that historically have tended to perform well during market declines. We focused on bonds with maturities in the 15- to 20-year range, which helped us capture higher yields without incurring the risks of longer-dated securities. We also continued to upgrade the fund’s overall credit quality by attempting to reduce its holdings of lower-rated securities and increasing the percentage of the fund’s assets investing in bonds rated “triple-A.”

What is the fund’s current strategy?

As of the end of the reporting period, we continued to maintain the fund’s generally defensive positioning — including an average duration that is shorter than that of the Index, a focus on premium-priced bonds and an emphasis on credit quality — in the expectation that the Fed’s next move, the timing of which remains uncertain, is likely to be an increase in short-term interest rates.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Texas residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Texas Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund,Texas Series on 4/30/94 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Texas municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Texas municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.46)%	3.97%	5.88%
without sales charge		2.15%	4.93%	6.37%
Class B shares
with applicable redemption charge †		(2.25)%	4.07%	6.04%
without redemption		1.64%	4.40%	6.04%
Class C shares
with applicable redemption charge††	8/15/95	0.40%	4.15%	—	5.37%
without redemption	8/15/95	1.37%	4.15%	—	5.37%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—98.8%	Amount ($)		Value ($)

Aledo Independent School District
Zero Coupon, 2/15/2014	1,225,000		778,035
Austin, Utility System Revenue
5.125%, 11/15/2016 (Insured; FSA)	1,110,000		1,172,304
Austin Convention Enterprises Inc., Revenue
(Convention Center Hotel) 6.60%, 1/1/2021	1,000,000		1,052,930
Austin Independent School District
5.75%, 8/1/2015	1,000,000		1,070,260
Brazos Higher Education Authority Inc.,
Student Loan Revenue 6.80%, 12/1/2004	700,000		716,877
Castleberry Independent School District
5.70%, 8/15/2021	830,000		880,597
Coastal Water Authority, Water Conveyance System
6.25%, 12/15/2017 (Insured; AMBAC)	2,170,000		2,173,407
Corpus Christi:
(Hotel Occupancy) 5.50%, 9/1/2018 (Insured; FSA)	1,955,000		2,119,494
Utility System Revenue
5.25%, 7/15/2016 (Insured; FSA)	1,765,000		1,883,078
Del Mar College District
5.25%, 8/15/2017 (Insured; FGIC)	1,295,000		1,383,733
Denton Independent School District
Zero Coupon, 8/15/2023	2,630,000		885,153
El Paso, Water and Sewer Revenue
5%, 3/1/2014 (Insured; FSA)	940,000		1,004,334
El Paso Housing Authority, Multi-Family Revenue
(Section 8 Projects) 6.25%, 12/1/2009	2,510,000		2,588,764
El Paso Independent School District 5%, 8/15/2020	415,000		425,014
Fort Worth:
General Purpose 5%, 3/1/2020	700,000		718,606
Water & Sewer Revenue 5.25%, 2/15/2016	875,000		928,532
Frisco Independent School District (School Building)
5.40%, 8/15/2023	1,155,000		1,163,986
Galveston County, Certificate Obligation
5.25%, 2/1/2018 (Insured; AMBAC)	1,000,000		1,060,010
Grape Creek-Pulliam Independent School District
Public Facility Corp., School Facility LR
7.25%, 5/15/2021 (Prerefunded 5/15/2006)	2,200,000	[a]	2,475,286
Houston, Certificate Obligation 5.625%, 3/1/2017	850,000		930,418
Houston, Water & Sewer Systems Revenue:
5%, 12/1/2018 (Insured; FSA)	1,145,000		1,187,365
Zero Coupon, 12/1/2019 (Insured; FSA)	2,750,000		1,243,797

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Irving Independent School District
Zero Coupon, 2/15/2010	1,985,000		1,599,612
Jefferson County, Certificate Obligation
6%, 8/1/2020 (Insured; FSA) (Prerefunded 8/1/2010)	500,000	[a]	575,740
Katy Independent School District 5.75%, 2/15/2020	405,000		441,758
Lakeway Municipal Utility District
Zero Coupon, 9/1/2013 (Insured; FGIC)	1,850,000		1,219,169
Lubbock Electric Light and Power System
5%, 4/15/2018 (Insured; MBIA)	505,000		521,554
Lubbock Health Facilities Development Corporation,
Revenue (Sears Plains Project)
5.50%, 1/20/2021 (Collateralized; GNMA)	995,000		1,030,094
Lubbock Housing Finance Corporation, MFHR
(Las Colinas Quail Creek Apartments) 6%, 7/1/2022	1,175,000		1,157,023
McKinney Independent School District
5.375%, 2/15/2019	1,000,000		1,064,650
Mesquite Independent School District:
5.50%, 8/15/2019	1,045,000		1,129,718
5.50%, 8/15/2020	1,100,000		1,182,676
North Central Health Facilities Development,
Corporation Revenue
(Zale Lipshy University Hospital Project)
5.45%, 4/1/2019 (Insured; FSA)	2,000,000		2,061,480
North Harris Montgomery Community College District
5.375%, 2/15/2017 (Insured; FGIC)	1,000,000		1,072,590
San Antonio:
5%, 2/1/2016	495,000		515,879
5%, 2/1/2016 (Prerefunded 2/1/2008)	5,000	[a]	5,424
Electric & Gas Revenue:
5.50%, 2/1/2020 (Escrowed to Maturity)	255,000		283,690
5.50%, 2/1/2020	245,000		259,979
Water Revenue
5.60%, 5/15/2021 (Insured; MBIA)	1,500,000		1,606,755
Schertz-Cibolo-Universal City Independent
School District 5.25%, 8/1/2020	1,275,000		1,336,340
Sharyland Independent School District
(School Building) 5%, 2/15/2017	1,130,000		1,176,827
South Texas Community College District
5%, 8/15/2017 (Insured; AMBAC)	1,790,000		1,867,597
Texas A & M University, Financing System Revenues
5.375%, 5/15/2014 (Prerefunded 5/15/2006)	920,000	[a]	984,602

		The Fund

9

STATEMENT OF INVESTMENTS (continued)

		Principal
Long-Term Municipal Investments (continued)		Amount ($)	Value ($)

Texas Department of Housing and
Community Affairs, MFHR
(Harbors and Plumtree) 6.35%, 7/1/2016		1,300,000	1,347,645
Texas National Research Laboratory Commission
Financing Corp., LR (Superconducting Super
Collider Project) 6.95%, 12/1/2012		700,000	832,580
Texas Water Development Board, Revenue
State Revolving Fund 5.25%, 7/15/2017		1,500,000	1,585,470
Tomball Hospital Authority, Revenue 6%, 7/1/2013		1,500,000	1,514,160
Tyler Health Facility Development Corp., HR
(East Texas Medical Center Regional Health):
6.625%, 11/1/2011		615,000	621,513
6.75%, 11/1/2025		1,000,000	992,160
Waxahachie Community Development Corp.,
Sales Tax Revenue:
Zero Coupon, 8/1/2020 (Insured; MBIA)		1,430,000	596,124
Zero Coupon, 8/1/2023 (Insured; MBIA)		1,000,000	345,360

Total Investments (cost $	55,015,194)	98.8%	56,770,149
Cash and Receivables (Net)		1.2%	700,891
Net Assets		100.0%	57,471,040

10

Summary of Abbreviations

AMBAC	American Municipal Bond		HR	Hospital Revenue
	Assurance Corporation		LR	Lease Revenue
FGIC	Financial Guaranty Insurance		MBIA	Municipal Bond Investors
	Company			Assurance Insurance
FSA	Financial Security Assurance			Corporation
GNMA	Government National Mortgage		MFHR	Multi-Family Housing Revenue
	Association

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)

AAA	Aaa		AAA	70.4
AA	Aa		AA	8.9
A	A		A	9.0
BBB	Baa		BBB	4.5
BB	Ba		BB	2.8
Not Rated [b]	Not Rated [b]		Not Rated [b]	4.4

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
c	At April 30, 2004, the fund had $15,439,223 (26.9% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from municipal projects.

See notes to financial statements.

The Fund

11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		55,015,194	56,770,149
Interest receivable			820,596
Receivable for shares of Beneficial Interest subscribed			55,242
Prepaid expenses			13,851
			57,659,838

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			34,278
Cash overdraft due to Custodian			37,331
Payable for shares of Beneficial Interest redeemed			85,850
Accrued expenses			31,339
			188,798

Net Assets ( $)			57,471,040

Composition of Net Assets ($):
Paid-in capital			55,625,688
Accumulated net realized gain (loss) on investments			90,397
Accumulated net unrealized appreciation
(depreciation) on investments			1,754,955

Net Assets ( $)			57,471,040

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	49,461,249	4,997,273	3,012,518
Shares Outstanding	2,355,544	238,043	143,546

Net Asset Value Per Share ($)	21.00	20.99	20.99

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	2,995,314
Expenses:
Management fee—Note 3(a)	332,373
Shareholder servicing costs—Note 3(c)	184,415
Distribution fees—Note 3(b)	51,105
Professional fees	22,458
Registration fees	21,638
Custodian fees	10,366
Prospectus and shareholders’ reports	7,110
Trustees’ fees and expenses—Note 3(d)	1,870
Loan commitment fees—Note 2	604
Miscellaneous	10,840
Total Expenses	642,779
Less—reduction in management fee due to
undertaking—Note 3(a)	(77,402)
Net Expenses	565,377
Investment Income—Net	2,429,937

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	670,374
Net unrealized appreciation (depreciation) on investments	(1,873,856)
Net Realized and Unrealized Gain (Loss) on Investments	(1,203,482)
Net Increase in Net Assets Resulting from Operations	1,226,455

See notes to financial statements.

The Fund

13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	2,429,937	2,693,542
Net realized gain (loss) on investments	670,374	95,684
Net unrealized appreciation
(depreciation) on investments	(1,873,856)	2,439,521
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,226,455	5,228,747

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,107,742)	(2,353,526)
Class B shares	(239,184)	(284,702)
Class C shares	(79,468)	(41,212)
Net realized gain on investments:
Class A shares	(444,111)	(162,411)
Class B shares	(55,143)	(22,353)
Class C shares	(19,640)	(3,340)
Total Dividends	(2,945,288)	(2,867,544)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	8,371,849	5,141,030
Class B shares	784,255	2,028,475
Class C shares	1,589,364	3,143,320
Dividends reinvested:
Class A shares	1,444,738	1,130,599
Class B shares	187,102	201,210
Class C shares	20,632	10,074
Cost of shares redeemed:
Class A shares	(12,020,613)	(8,227,636)
Class B shares	(3,616,103)	(1,658,394)
Class C shares	(294,778)	(2,040,845)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,533,554)	(272,167)
Total Increase (Decrease) in Net Assets	(5,252,387)	2,089,036

Net Assets ($):
Beginning of Period	62,723,427	60,634,391
End of Period	57,471,040	62,723,427

14

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	390,423	241,102
Shares issued for dividends reinvested	67,429	53,008
Shares redeemed	(559,548)	(384,595)
Net Increase (Decrease) in Shares Outstanding	(101,696)	(90,485)

Class Ba
Shares sold	36,211	94,886
Shares issued for dividends reinvested	8,728	9,433
Shares redeemed	(169,573)	(77,864)
Net Increase (Decrease) in Shares Outstanding	(124,634)	26,455

Class C
Shares sold	73,665	147,185
Shares issued for dividends reinvested	964	472
Shares redeemed	(13,856)	(95,277)
Net Increase (Decrease) in Shares Outstanding	60,773	52,380
a During the period ended April 30, 2004, 98,537 Class B shares representing $2,105,233 were automatically converted to 98,521 Class A shares and during the period ended April 30, 2003, 11,595 Class B shares representing $247,319 were automatically converted to 11,591 Class A shares.
See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	21.61	20.81	20.24	19.33	21.37
Investment Operations:
Investment income—net	.88[b]	.94[b]	.94[b]	.96	.98
Net realized and unrealized
gain (loss) on investments	(.42)	.86	.68	.91	(1.77)
Total from Investment Operations	.46	1.80	1.62	1.87	(.79)
Distributions:
Dividends from investment income—net	(.88)	(.94)	(.94)	(.96)	(.98)
Dividends from net realized
gain on investments	(.19)	(.06)	(.11)	—	(.27)
Total Distributions	(1.07)	(1.00)	(1.05)	(.96)	(1.25)
Net asset value, end of period	21.00	21.61	20.81	20.24	19.33

Total Return (%)[c]	2.15	8.83	8.11	9.83	(3.62)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income
to average net assets	4.11	4.43	4.54	4.80	4.95
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.13	.11	.10	.10	.14
Portfolio Turnover Rate	24.64	15.82	32.62	12.69	22.70

Net Assets, end of period ($ x 1,000)	49,461	53,100	53,009	52,716	52,464

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.51% to 4.54%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	21.60	20.80	20.24	19.32	21.37
Investment Operations:
Investment income—net	.77[b]	.83[b]	.83[b]	.86	.88
Net realized and unrealized
gain (loss) on investments	(.42)	.86	.67	.92	(1.78)
Total from Investment Operations	.35	1.69	1.50	1.78	(.90)
Distributions:
Dividends from investment income—net	(.77)	(.83)	(.83)	(.86)	(.88)
Dividends from net realized
gain on investments	(.19)	(.06)	(.11)	—	(.27)
Total Distributions	(.96)	(.89)	(.94)	(.86)	(1.15)
Net asset value, end of period	20.99	21.60	20.80	20.24	19.32

Total Return (%)[c]	1.64	8.29	7.52	9.35	(4.14)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	3.62	3.92	4.04	4.30	4.41
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.14	.12	.11	.12	.16
Portfolio Turnover Rate	24.64	15.82	32.62	12.69	22.70

Net Assets, end of period ($ x 1,000)	4,997	7,835	6,994	6,557	7,483

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.00% to 4.04%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	21.60	20.79	20.23	19.31	21.36
Investment Operations:
Investment income—net	.71[b]	.78[b]	.77[b]	.81	.84
Net realized and unrealized
gain (loss) on investments	(.41)	.86	.68	.92	(1.78)
Total from Investment Operations	.30	1.64	1.45	1.73	(.94)
Distributions:
Dividends from investment income—net	(.72)	(.77)	(.78)	(.81)	(.84)
Dividends from net realized
gain on investments	(.19)	(.06)	(.11)	—	(.27)
Total Distributions	(.91)	(.83)	(.89)	(.81)	(1.11)
Net asset value, end of period	20.99	21.60	20.79	20.23	19.31

Total Return (%)[c]	1.37	8.06	7.25	9.02	(4.33)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income
to average net assets	3.32	3.61	3.76	4.01	4.15
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.13	.14	.13	.12	.15
Portfolio Turnover Rate	24.64	15.82	32.62	12.69	22.70

Net Assets, end of period ($ x 1,000)	3,013	1,788	632	365	265

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.72% to 3.76%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Texas Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains of losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,173 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the

20

state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $90,397, and unrealized appreciation $1,754,955.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: tax exempt income $2,426,394 and $2,679,440, ordinary income $22,728 and $8,145 and long term capital gain $496,166 and $179,959, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $3,543, increased accumulated net realized gain (loss) on investments by $25,301 and decreased paid-in capital by $21,758. Net assets were

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from May 1, 2003 through April 30, 2004 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, excluding Rule 12b-1 distribution plan fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $77,402 during the period ended April 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $18,396, Rule 12b-1 distribution plan fees $3,945 and shareholders services plan fees $11,937.

During the period ended April 30, 2004, the Distributor retained $6,219 from commissions earned on sales of the fund’s Class A shares and $26,963 and $899 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

22

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $33,135 and $17,970, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $128,522, $16,567 and $5,990, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $21,737 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $14,391,274 and $18,276,902, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $55,015,194; accordingly, accumulated net unrealized appreciation on investments was $1,754,955, consisting of $1,905,949 gross unrealized appreciation and $150,994 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Texas Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund,Texas Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30,2004,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended,and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund,Texas Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

The Fund

25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2004:

  all the dividends paid from investment income-net are “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Texas residents, not subject to taxation by Texas), and the fund designates $.1810 per share as a long-term capital gain distribution of the $.1893 per share paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

26

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly,American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund

29

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

30

NOTES

For More Information

Dreyfus Premier State
Municipal Bond Fund,
Texas Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0061AR0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Virginia Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including discussion with the fund’s portfolio manager, Scott Sprauer.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same recent evidence of stronger job growth supports the view corporations have become more willing to spend and invest. As result, fixed-income investors have apparently grown concerned long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to sug gest ways to position your portfolio for the opportunities challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 1.39% for Class A shares, 0.82% for Class B shares and 0.58% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper Virginia Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.87%.3

After rising during the opening months of the reporting period, the municipal market became more volatile, with bond prices rising and falling along with investors’ concerns regarding potentially higher interest rates. The fund’s returns lagged the Lipper category average, primarily because of its relatively long average duration during the summer of 2003.The fund’s returns also trailed its benchmark, which contains bonds from many states, not just Virginia, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Virginia state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Virginia state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Early in the reporting period, municipal bonds continued to benefit from a rally that began several years earlier as the U.S. economy weakened and the Federal Reserve Board (the “Fed”) reduced short-term interest rates.The most recent rate-cut occurred in late June 2003, when the Fed reduced the federal funds rate to its lowest level since 1958.

During the summer of 2003, however, new signs of economic recovery suggested that the June rate-cut might have been the Fed’s last of the current cycle, and municipal bond prices fell sharply. Although bonds gradually recovered during the fall of 2003 and winter of 2003-04, the market remained volatile as many investors reacted to new releases of economic data. Finally, during late March and April 2004, stronger evidence of job growth and renewed inflation-related concerns caused municipal bond prices to fall.

While stronger economic growth contributed to heightened market volatility during the reporting period, it also helped to improve the fiscal condition of many states and municipalities. In addition,Virginia took steps to bridge its projected budget gap for the next two years by raising its state sales and cigarette taxes. In our view, these developments should help support the credit quality of Virginia’s bonds.

4

In this environment, we gradually reduced the fund’s average duration — a measure of sensitivity to changing interest rates — to a position we consider more in line with its benchmark. We also attempted to diversify the fund’s holdings more evenly among bonds of various maturities, although the limited supply of Virginia bonds has made this process a relatively slow one. When purchasing new securities, we generally have focused on “single-A” or higher-rated bonds selling at premiums to their face values. Such bonds historically have held more of their value during market declines.

What is the fund’s current strategy?

We have continued to maintain our strategy in an attempt to manage risks in the stronger economic environment. Although we do not expect the Fed to raise interest rates imminently, we believe that it has begun to lay the groundwork for an eventual increase.Accordingly, we have positioned the fund in an attempt to weather further volatility while investors adjust to a stronger economy and potentially greater inflationary pressures.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Virginia residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Virginia Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $	10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund,Virginia Series on 4/30/94 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.	All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Virginia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Virginia municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(3.17)%	3.09%	5.29%
without sales charge		1.39%	4.05%	5.78%
Class B shares
with applicable redemption charge †		(3.08)%	3.17%	5.45%
without redemption		0.82%	3.51%	5.45%
Class C shares
with applicable redemption charge††	8/15/95	(0.39)%	3.27%	—	4.80%
without redemption	8/15/95	0.58%	3.27%	—	4.80%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—99.2%	Amount ($)		Value ($)

Virginia—86.3%
Alexandria:
Consolidated Public Improvement
5.50%, 6/15/2017	2,625,000		2,877,735
GO, Capital Improvement
5%, 6/15/2012	1,300,000		1,420,952
Alexandria Redevelopment and Housing Authority,
Multi-Family Housing Mortgage Revenue
(Buckingham Village Apartments)
6.125%, 7/1/2021	3,000,000		3,087,330
Amelia County Industrial Development Authority,
SWDR (Waste Management Project)
4.90%, 4/1/2005	2,500,000		2,556,075
Arlington County:
Improvement 4%, 1/15/2009	1,280,000		1,344,909
Public Improvement 5%, 5/15/2013	1,500,000	[a]	1,636,500
Bristol, Utility System Revenue
5.25%, 7/15/2020 (Insured; MBIA)	2,185,000		2,309,807
Chesapeake:
Public Improvement 5.50%, 12/1/2017	1,750,000		1,908,287
Water and Sewer 5%, 6/1/2033 (Insured; FGIC)	1,000,000		1,006,130
Chesapeake Toll Road, Expressway Revenue
5.625%, 7/15/2019	1,250,000		1,294,700
Chesterfield County, Public Improvement
4%, 3/1/2010	1,000,000		1,045,070
Dulles Town Center Community Development Authority,
Special Assessment Tax
(Dulles Town Center Project)
6.25%, 3/1/2026	2,995,000		3,036,091
Fairfax County, Public Improvement 5%, 6/1/2008	1,000,000		1,092,530
Fairfax County Water Authority, Water Revenue:
5.50%, 4/1/2018	1,655,000		1,803,305
5.50%, 4/1/2019	1,830,000		1,977,480
Hampton Redevelopment and Housing Authority,
First Mortgage Revenue
(Olde Hampton Hotel Associates Project)
6.50%, 7/1/2016	1,500,000		1,290,045
Henrico County Economic Development Authority,
Revenue (Bon Secours Health System, Inc.)
5.60%, 11/15/2030	1,000,000		1,013,170

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Virginia (continued)
Industrial Development Authority of Albemarle County,
HR (Martha Jefferson Hospital)
5.25%, 10/1/2015	1,445,000		1,531,758
Industrial Development Authority of the County of
Prince William, Revenue:
Educational Facilities
(Catholic Diocese Arlington) 5.50%, 10/1/2033	1,000,000		983,480
Hospital (Potomac Hospital Corp.):
6.85%, 10/1/2025 (Prerefunded 10/1/2005)	1,000,000	[b]	1,093,900
5.20%, 10/1/2026	2,000,000		1,972,560
Residential Care Facility, First Mortgage
(Westminster Lake Ridge) 6.625%, 1/1/2026	1,000,000		1,021,960
Industrial Development Authority of the Town of
West Point, SWDR (Chesapeake Corp. Project)
6.375%, 3/1/2019	500,000		458,025
Isle of Wight County Industrial Development Authority,
Solid Waste Disposal Facilities Revenue
(Union Camp Corp. Project)
6.10%, 5/1/2027	2,850,000		2,913,926
Newport News, General Improvement
4%, 1/15/2010	1,500,000		1,559,715
Prince William County Park Authority, Revenue
6.875%, 10/15/2016 (Prerefunded 10/15/2004)	3,000,000	[b]	3,136,530
Richmond Metropolitan Authority,
Expressway Revenue
5.25%, 7/15/2017 (Insured; FGIC)	3,100,000		3,355,781
Roanoke Industrial Development Authority,
HR (Carilion Health System)
5.50%, 7/1/2021 (Insured; MBIA)	2,500,000		2,661,250
Virginia Commonwealth Transportation Board:
(Federal Highway Reimbursement Notes):
5%, 10/1/2007	1,500,000		1,628,550
5%, 10/1/2008	1,000,000		1,093,660
5%, 10/1/2011	1,000,000		1,092,800
Transportation Revenue (Northern Virginia
Transportation District Program)
5.25%, 5/15/2017	1,570,000		1,669,114
Virginia Housing Development Authority,
Multi-Family Housing 5.95%, 5/1/2016	1,000,000		1,042,190

The Fund

9

STATEMENT OF INVESTMENTS (continued)

		Principal
Long-Term Municipal Investments (continued)		Amount ($)		Value ($)

Virginia (continued)
Virginia Polytechnic Institute and State University,
Revenue (General Pledge) 5%, 6/1/2008		1,815,000	[a]	1,981,472
Virginia Public Building Authority,
Public Facilities Revenue:
5.50%, 8/1/2012		1,000,000		1,099,480
5.75%, 8/1/2018		2,700,000		3,006,909
Virginia Resource Authority, Revenue:
Clean Water (State Revolving Fund)
5.375%, 10/1/2022		3,035,000		3,238,648
Infrastructure (Pooled Loan Bond Program)
5%, 5/1/2031		1,000,000		996,330
Virginia State University,
Virginia Commonwealth University, Revenue
5.75%, 5/1/2021 (Prerefunded 5/1/2006)		1,200,000	[b]	1,314,852
Washington Metropolitan Area Transit Authority,
Gross Revenue Transit Bonds
5%, 7/1/2010 (Insured; MBIA)		800,000		877,424
U.S. Related—12.9%
The Children's Trust Fund of Puerto Rico,
Tobacco Settlement Revenue, Asset Backed Bonds
6%, 7/1/2026 (Prerefunded 7/1/2010)		1,500,000	[b]	1,737,465
Commonwealth of Puerto Rico:
9.711%, 7/1/2012		2,950,000	[c,d]	3,692,545
(Public Improvement):
5.50%, 7/1/2012 (Insured; MBIA)		50,000		56,292
6%, 7/1/2026 (Prerefunded 7/1/2007)		1,500,000	[b]	1,687,365
Virgin Islands Public Finance Authority, Revenue
Gross Receipts Taxes Loan Note
6.50%, 10/1/2024		3,000,000		3,359,940

Total Investments (cost $	77,996,037)	99.2%		80,964,037
Cash and Receivables (Net)		.8%		655,382
Net Assets		100.0%		81,619,419

10

Summary of Abbreviations

FGIC	Financial Guaranty Insurance		MBIA	Municipal Bond Investors
	Company			Assurance Insurance
GO	General Obligation			Corporation
HR	Hospital Revenue		SWDR	Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)

AAA	Aaa		AAA	45.6
AA	Aa		AA	24.1
A	A		A	6.8
BBB	Baa		BBB	12.5
BB	Ba		BB	.5
Not Rated[e]	Not Rated[e]		Not Rated[e]	10.5
				100.0

a Purchased on a delayed delivery basis.

b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Inverse floater security—the interest rate is subject to change periodically.
d	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, this security amounted to $3,692,545 or 4.5% of net assets.

e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund

11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		77,996,037	80,964,037
Cash			2,387,415
Interest receivable			1,061,562
Receivable for investment securities sold			1,011,215
Receivable for shares of Beneficial Interest subscribed			31,785
Prepaid expenses			14,645
			85,470,659

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			60,553
Payable for investment securities purchased			3,611,004
Payable for shares of Beneficial Interest redeemed			150,698
Accrued expenses			28,985
			3,851,240

Net Assets ( $)			81,619,419

Composition of Net Assets ($):
Paid-in capital			80,344,700
Accumulated net realized gain (loss) on investments			(1,693,281)
Accumulated net unrealized appreciation
(depreciation) on investments			2,968,000

Net Assets ( $)			81,619,419

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	68,341,018	9,760,504	3,517,897
Shares Outstanding	4,085,688	583,696	210,472

Net Asset Value Per Share ($)	16.73	16.72	16.71

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	4,318,491
Expenses:
Management fee—Note 3(a)	479,476
Shareholder servicing costs—Note 3(c)	279,791
Distribution fees—Note 3(b)	90,671
Professional fees	22,906
Registration fees	20,752
Custodian fees	14,131
Prospectus and shareholders’ reports	11,699
Trustees’ fees and expenses—Note 3(d)	2,393
Loan commitment fees—Note 2	868
Miscellaneous	12,136
Total Expenses	934,823
Less—reduction in management fee due to
undertaking—Note 3(a)	(134)
Net Expenses	934,689
Investment Income—Net	3,383,802

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,637,454
Net unrealized appreciation (depreciation) on investments	(3,928,746)
Net Realized and Unrealized Gain (Loss) on Investments	(2,291,292)
Net Increase in Net Assets Resulting from Operations	1,092,510

See notes to financial statements.

The Fund

13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	3,383,802	4,019,989
Net realized gain (loss) on investments	1,637,454	(1,108,038)
Net unrealized appreciation
(depreciation) on investments	(3,928,746)	3,776,725
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,092,510	6,688,676

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,823,292)	(3,259,662)
Class B shares	(423,177)	(620,013)
Class C shares	(128,190)	(139,971)
Total Dividends	(3,374,659)	(4,019,646)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	6,483,327	6,692,849
Class B shares	873,273	2,277,108
Class C shares	402,774	1,337,144
Dividends reinvested:
Class A shares	1,567,454	1,661,291
Class B shares	231,286	330,958
Class C shares	49,901	67,711
Cost of shares redeemed:
Class A shares	(10,221,041)	(10,337,249)
Class B shares	(5,633,393)	(4,720,641)
Class C shares	(889,349)	(741,128)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(7,135,768)	(3,431,957)
Total Increase (Decrease) in Net Assets	(9,417,917)	(762,927)

Net Assets ($):
Beginning of Period	91,037,336	91,800,263
End of Period	81,619,419	91,037,336

14

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	377,164	395,050
Shares issued for dividends reinvested	91,987	97,750
Shares redeemed	(599,677)	(609,115)
Net Increase (Decrease) in Shares Outstanding	(130,526)	(116,315)

Class Ba
Shares sold	50,100	133,428
Shares issued for dividends reinvested	13,574	19,484
Shares redeemed	(330,096)	(278,413)
Net Increase (Decrease) in Shares Outstanding	(266,422)	(125,501)

Class C
Shares sold	23,338	78,882
Shares issued for dividends reinvested	2,933	3,985
Shares redeemed	(52,146)	(43,718)
Net Increase (Decrease) in Shares Outstanding	(25,875)	39,149
a During the period ended April 30, 2004, 126,307 Class B shares representing $2,162,588 were automatically converted to 126,263 Class A shares and during the period ended April 30, 2003, 100,757 Class B shares representing $1,710,330 were automatically converted to 100,743 Class A shares.
See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	17.17	16.68	16.51	15.84	17.31
Investment Operations:
Investment income—net	.68[b]	.76[b]	.79[b]	.81	.83
Net realized and unrealized gain
(loss) on investments	(.44)	.49	.17	.67	(1.47)
Total from Investment Operations	.24	1.25	.96	1.48	(.64)
Distributions:
Dividends from investment income—net	(.68)	(.76)	(.79)	(.81)	(.83)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[c]
Total Distributions	(.68)	(.76)	(.79)	(.81)	(.83)
Net asset value, end of period	16.73	17.17	16.68	16.51	15.84

Total Return (%)[d]	1.39	7.64	5.86	9.54	(3.65)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.97	.96	.94	.93	.97
Ratio of net investment income
to average net assets	3.99	4.49	4.68	4.99	5.12
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.00[e]	—	—	—	—
Portfolio Turnover Rate	75.03	46.83	18.46	31.73	31.63

Net Assets, end of period ($ x 1,000)	68,341	72,390	72,249	68,144	67,043

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.There was no effect of this change for the period ended April 30, 2002. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Amount represents less than .01%.

See notes to financial statements.

16

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	17.17	16.67	16.51	15.83	17.31
Investment Operations:
Investment income—net	.59[b]	.67[b]	.70[b]	.73	.75
Net realized and unrealized gain
(loss) on investments	(.45)	.51	.16	.68	(1.48)
Total from Investment Operations	.14	1.18	.86	1.41	(.73)
Distributions:
Dividends from investment income—net	(.59)	(.68)	(.70)	(.73)	(.75)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[c]
Total Distributions	(.59)	(.68)	(.70)	(.73)	(.75)
Net asset value, end of period	16.72	17.17	16.67	16.51	15.83

Total Return (%)[d]	.82	7.17	5.26	9.05	(4.21)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.48	1.46	1.45	1.44	1.48
Ratio of net investment income
to average net assets	3.48	3.98	4.17	4.48	4.59
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.00[e]	—	—	—	—
Portfolio Turnover Rate	75.03	46.83	18.46	31.73	31.63

Net Assets, end of period ($ x 1,000)	9,761	14,593	16,265	19,035	21,081

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.There was no effect of this change for the period ended April 30, 2002. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	17.16	16.66	16.50	15.83	17.30
Investment Operations:
Investment income—net	.56[b]	.63[b]	.66[b]	.69	.71
Net realized and unrealized gain
(loss) on investments	(.46)	.51	.16	.67	(1.47)
Total from Investment Operations	.10	1.14	.82	1.36	(.76)
Distributions:
Dividends from investment income—net	(.55)	(.64)	(.66)	(.69)	(.71)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[c]
Total Distributions	(.55)	(.64)	(.66)	(.69)	(.71)
Net asset value, end of period	16.71	17.16	16.66	16.50	15.83

Total Return (%)[d]	.58	6.92	5.01	8.75	(4.37)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.71	1.70	1.68	1.67	1.70
Ratio of net investment income
to average net assets	3.25	3.74	3.92	4.27	4.37
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.00[e]	—	—	—	—
Portfolio Turnover Rate	75.03	46.83	18.46	31.73	31.63

Net Assets, end of period ($ x 1,000)	3,518	4,055	3,286	2,367	3,048

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.There was no effect of this change for the period ended April 30, 2002. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Amount represents less than .01%.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Virginia Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,481 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

20

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,693,281 and unrealized appreciation $2,968,000.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, $602,434 of the carryover expires in fiscal 2009, $151,002 expires in fiscal 2010 and $939,845 expires in fiscal 2011.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: tax exempt income $3,374,659 and $4,019,646, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $9,143 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from May 1, 2003 through April 30, 2004 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, excluding Rule 12b-1 distribution plan fees, taxes, brokerage fees, commitment fees,interest on borrowings and extraordinary expenses,exceed an annual rate of 1% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $134 during the period ended April 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $37,293, Rule 12b-1 distribution plan fees $6,309 and shareholder services plan fees $16,951.

22

During the period ended April 30, 2004, the Distributor retained $6,768 from commissions earned on sales of the fund’s Class A shares and $55,166 and $542 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $60,993 and $29,678, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $177,555, $30,497 and $9,892, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $37,027 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $63,835,047 and $70,053,881, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $77,996,037 accordingly, accumulated net unrealized appreciation on investments was $2,968,000, consisting of $3,581,586 gross unrealized appreciation and $613,586 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Virginia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion,the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund,Virginia Series at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

The Fund

25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Virginia residents,Virginia personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

26

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm
(January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly,American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December	2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 15 investment companies
(comprised of 26 portfolios) managed by the
Manager. She is 41 years old and has been an
employee of the Manager since February 1984.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund

29

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

30

NOTES

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Virginia Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0066AR0404

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $189,925 in 2003 and $217,875 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $30,000 in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $21,979 in 2003 and $30,820 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

SSL-DOCS2 70128344v10

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $1,713 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $511,587 in 2003 and $611,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that

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information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier State Municipal Bond Fund

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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